PLEDGE AND SERVICING AGREEMENT

                            Dated as of July 31, 1998

                                      among

                       FAIRFIELD FUNDING CORPORATION, II,
                                    (Issuer)

                   FAIRFIELD ACCEPTANCE CORPORATION - NEVADA,
                                   (Servicer)


                          FAIRFIELD COMMUNITIES, INC.,


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                    (Trustee)

                                       and

                                BANKBOSTON, N.A.
                               (Collateral Agent)

                                   relating to

                      VACATION OWNERSHIP INTEREST CONTRACT
                                PAY-THROUGH NOTES
                              SERIES 1998-A (6.75%)


         This  instrument  constitutes  a security  agreement for the purpose of
         Article 9 of the Uniform Commercial Code. Information concerning the security interest may be obtained from the secured party, BankBoston, N.A. , as Collateral Agent, at the address set forth in Section 16.5 hereof and the address of the Issuer, Fairfield Funding Corporation, II, is also set forth in said Section.

         This instrument was prepared by:            Kutak Rock
                                                     Suite 1100
                                                     425 West Capitol Avenue
                                                     Little Rock, AR  72201

                         PLEDGE AND SERVICING AGREEMENT


         THIS PLEDGE AND SERVICING AGREEMENT (this "Agreement"), dated as of July 31, 1998, is by and among FAIRFIELD FUNDING CORPORATION, II ("Issuer"), FAIRFIELD ACCEPTANCE CORPORATION - NEVADA ("Servicer" or "FAC"), FAIRFIELD COMMUNITIES, INC., ("FCI") FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Trustee ("Trustee") and BANKBOSTON, N.A., as Collateral Agent ("Collateral Agent"). This Agreement provides for and secures a debt of Issuer consisting of Vacation Ownership Interval Contract Pay-Through Notes, Series 1998-A.


                                    RECITALS
                                    --------

         A. Issuer desires to Grant to the Collateral Agent for the benefit of the Trustee and Noteholders from time to time the Collateral (capitalized terms used herein are defined as provided in Article I), including Contracts with a principal amount outstanding thereunder as determined on each Cut-Off Date, and the Collateral Agent is willing to accept such Grants from time to time in accordance with and subject to the terms of this Agreement.

         B. On the Closing Date, Issuer will execute and the Trustee will authenticate Notes in an aggregate original principal amount of $49,848,474.90, which Notes shall be secured by Contracts aggregating not less than $60,058,403.50 in outstanding principal amount and such other Collateral as described in this Agreement.

         NOW THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Noteholders:


                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1.  Definitions.  Whenever used in this Agreement,  the following
                   -----------
words and phrases shall have the following meanings:

     "Account" means each of the Collection  Account,  the Reinvestment  Account
      -------
and the Reserve Account.

         "Administrative  Services Agreement" means that certain  Administrative
          ----------------------------------
Services and Lease Agreement, dated as of July 31, 1998 by and between FAC and Issuer, as the same may be amended, supplemented or otherwise modified from time in accordance herewith.

         "Advance"  means  amounts  required  to be  advanced  by  the  Servicer
          -------
pursuant  to  Section  5.14  equal  to  delinquent  Payments  on any  Delinquent
Contracts.

         "Affiliate" of any specified Person means any other person  controlling
          ---------
or controlled by or under common control with such specified Person, and "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         "Agreement"   means  this  Pledge  and  Servicing   Agreement  and  all
          ---------
amendments hereof and supplements hereto.

         "Aggregate  Note Principal  Balance"  means,  as of any date, an amount
          ----------------------------------
equal to (a) $49,848,474.90 (the principal balance of Notes issued on the Closing Date), minus (b) the aggregate amount of principal paid to the Noteholders pursuant to Section 7.3 prior to such date.

"Allocation  Percentage"  during  the  periods  indicated  means  the  following
 ----------------------
percentage:

         1.    Reinvestment Period:      0%
         2. Amortization Commencement Date and thereafter, if at any time the Aggregate Note Principal Balance is greater than 70% of the Contract Pool Principal Balance: 100%
         3. Amortization Commencement Date and thereafter, if at any time the Aggregate Note Principal Balance is less than or equal to 70% of the Contract Pool Principal Balance: 70%

         "Amortization Commencement Date" means the first Payment Date following
          ------------------------------
the earlier of (a) March 1, 2000, or (b) the occurrence of an Early Amortization Event.

         "Amortization   Period"   means  the  period  from  and  including  the
          ---------------------
Amortization Commencement Date to and including the date of termination of this Agreement pursuant to Section 15.1.

         "Assessments" means any assessments, including but not limited to, real
          -----------
estate taxes, recreation fees, community club or property owners association dues, water and sewer improvement district assessments or other similar assessments, made with respect to a VOI, the nonpayment of which would result in the imposition of a lien or other encumbrance upon the VOI.

          "Assignment  of  Mortgages"   means  any  assignment   (including  any
           -------------------------
collateral assignment) of any Mortgage.

          "Authorized  Representatives"  means the representatives  specified as
           ---------------------------
provided in Section 2.2(c)(i).

         "Available VOI Units" means VOI units which:
          -------------------

                    (1) are  contained in completed  buildings  that have become subject to a POA;

                    (2) have been  registered  for sale  pursuant to  applicable state law; and

                  (3) have been made available for sale by an Originator.

       "Available Contracts" has the meaning specified in Section 2.4(a) hereto.
        -------------------

         "Balance"  means as to any Account an amount  equal to (a) cash in such
          -------
Account, plus (b) the aggregate face amount of all Permitted Investments in such account plus only the accreted value of commercial paper or other Permitted Investments commonly purchased at a discount to face value, less (c) any
                                                                   ----
defaulted Permitted Investments.

         "Balance Sheet Date" means December 31, 1997.
          ------------------

          "BKB" means BankBoston N.A., a national banking  association,  and any
           ---
     successor thereof.

          "BSI" means BancBoston Securities, Inc., as placement agent for Issuer
           ---
     and FAC.

         "Business  Day" means any day other than a Saturday,  a Sunday or a day
          -------------
on which banking institutions in New York, New York, Las Vegas, Nevada, or Salt Lake City Utah are authorized or obligated by law or executive order to be closed.

         "Calculation  Period"  means  each  period  commencing  on the day next
          -------------------
succeeding a Determination Date and ending on (and including) the day of the next succeeding Determination Date.

         "Cancelled   Contract"   means  a  Contract   with   respect  to  which
          --------------------
cancellation or foreclosure actions have been commenced in accordance with Customary Practices and/or Credit Standards and Collection Policies by reason of
(a) uncollectability in whole or in part, (b) relinquishment by the Obligor of its rights in and to the related VOI, or (c) termination in connection with origination of a new Contract.

         "Carrying  Costs" means with  respect to any  Calculation  Period,  the
          ---------------
aggregate amount of (i) all accrued and unpaid fees and other expenses owing by the Issuer (including, without limitation, all fees owed to BSI, the Collateral Agent Fee or audit fees and expenses, the Monthly Servicing Fee, and the compensation owing to any Successor Servicer pursuant to Section 13.2) during such Calculation Period plus (ii) all ordinary course operating expenses
                           ----
incurred by the Issuer during such Calculation Period (including rent, salaries, professional fees and expenses incurred in connection therewith); provided that
                                                                   --------
in the event that any such expenses are the subject of allocations made pursuant to the Administrative Services Agreement, "Carrying Costs" shall include such expenses only to the extent allocated to the account of the Issuer thereunder, and provided further that, for the avoidance of doubt, "Carrying Costs" shall
    --------  -------
not include any taxes payable by or on behalf of the Issuer, or any payments in respect of imputed taxes payable by the

Issuer pursuant to the terms of any agreement between the Issuer and any of its Affiliates (including, without limitation, the Tax Sharing Agreement).

         "Closing Date" means August 26, 1998.
          ------------

          "Collateral" means any and all right, title and interest of Issuer in,
           ----------
     to or under:

               (a) the Pledged Contracts, together with all other Transferred Assets;

               (b) the Receivables Purchase Agreement, the Administrative Services Agreement and the Remarketing Agreement, including, without limitation, all monies due and to become due to the Issuer from the Seller or FCI under or in connection therewith (including, without limitation, all interest and finance charges for late payments accrued thereon and proceeds of any liquidation or sale of Pledged Contracts or resale of VOIs and all other Collections on the Pledged Contracts);

               (c) all computer software, tapes, disks and other electronic media, books, records and documents relating to the Pledged Contracts; including, without limitation, any such software, electronic media, books, records and documents used

                        (i)  to account for and service the Transferred Assets

                        (ii) in the  management  of any VOI Regimes,  and the
                  VOIs located within such VOI Regimes,

                        (iii) in the monitoring of accounts  receivables  and
                  third party contracts relating to the management of properties located within any VOI Regime, and

                        (iv) in managing and  operating  the  FairShare  Plus
                  Program and the Reservation System,

         and all relevant licenses,  sublicenses,  contracts (including, without limitation, service and maintenance contracts), warranties and guaranties relating to any such software, electronic media, books, records and documents, as the case may be (including, without limitation, all such rights arising under such software, electronic media, books, records and documents, and any related licenses, sublicenses, contracts, warranties and guaranties transferred by FAC to the Issuer pursuant to the Receivables Purchase Agreement);

                 (d) the Collection Account, the Reserve Account, the Reinvestment Account and all other bank and similar accounts established by the Issuer, in whole or in part, for the benefit of any of the Issuer, the Collateral Agent, and/or the Trustee on behalf of the Noteholders, all funds held therein or in such other accounts, all financial assets, investment property and other investments from time to time on deposit, or made with proceeds, in any such accounts, and all income arising from such funds held in any such accounts or from such financial assets, investment property and other investments;

                  (e) all Lock-Box Accounts, and all other bank and similar accounts into which Collections in respect of the Pledged Contracts are or are intended to be deposited, and all funds held therein or in such other accounts;

                  (f) all certificates and instruments if any, from time to time representing or evidencing any of the foregoing property described in clauses (a) through (e) above;

                  (g) any accounts, inventory, machinery, equipment, fixtures, general intangibles, chattel paper, contract rights, financial assets and other investment property, instruments and documents, to the extent not described in any of clauses (a) through (f) above;

                  (h) all proceeds of the foregoing property described in clauses (a) through (g) above, any security therefor, and all interest, dividends, cash, instruments, financial assets and other, investment property and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for or on account of the sale, condemnation or other disposition of, any or all of the then existing Collateral, and including all payments under Insurance Policies (whether or not any of the Collateral Agent or Trustee is the loss payee thereof) or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Collateral; and

                  (i) all other monies or property of the Issuer coming into the actual possession, custody or control of the Collateral Agent, the Trustee or the Noteholders (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise).

         "Collateral  Agent" means BKB in its capacity as Collateral Agent under
          ----------  -----
the Collateral Agency Agreement.

         "Collateral  Agency  Agreement"  means that certain  Collateral  Agency
          -----------------------------
Agreement dated as of January 15, 1998 among BKB, BancBoston Securities, Inc., EagleFunding Capital Corporation, FAC and each Originator, as amended by that certain First Amendment thereto among the foregoing parties and the Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance herewith.

     "Collateral  Agent Fee" means the monthly fee in an aggregate  amount equal
      ---------------------
to $1,667.00 payable by Issuer to BKB for its services as Collateral Agent under the Collateral Agency Agreement.

     "Collateral Substitution Date" means each date specified in Section 2.4(a).
      ----------------------------

     "Collection  Account"  means the  account  established  pursuant to Section
      -------------------
7.1(a).

     "Collections" means, with respect to any Pledged Contract,  all funds, cash
      -----------
collections and other cash proceeds of such Pledged Contract, including, without limitation, (i) all Payments or recoveries made in the form of money, checks and like items to or a wire transfer or an automated clearinghouse transfer received in any of the Lock-Box Accounts or received by the Issuer or the Servicer in respect of such Pledged Contract, (ii) all amounts received by the Issuer, the Servicer, the Collateral Agent or the Trustee in respect of any Insurance Proceeds relating to such Pledged Contract, or the related VOI, (iii) all amounts received by the Trustee, or otherwise deposited into the Collection Account, as a result of the remarketing of such Pledged Contract pursuant to Section 3.6 hereof, and (iv) all amounts received by the Issuer, the Servicer or the Trustee of any proceeds in respect of a condemnation of property in any Development relating to any of the VOIs.

         "Confidential  Information"  means, in relation to any Noteholder,  any
          -------------------------
written information delivered or made available by or on behalf of the Issuer, FAC or FCI in connection with or pursuant to this Agreement which is proprietary in nature and clearly marked or labeled as being confidential information, other than information (a) which was publicly known, or otherwise known to such Noteholder, at the time of disclosure (except pursuant to disclosure in connection with this Agreement and due diligence and discussions conducted in connection with the Noteholder's decision to invest in the Notes), (b) which subsequently becomes publicly known through no act or omission by such Noteholder, (c) which otherwise becomes known to such Noteholder other than through disclosure by Issuer, FAC or FCI, or (d) which is financial data that has been in the possession of such Noteholder for more than two years.

         "Consolidated  Tangible  Net Worth"  means the  excess of  Consolidated
          ---------------------------------
Total Assets over Consolidated Total Liabilities, less the sum of: (a) the total book value of all assets of FAC and its Subsidiaries properly classified as intangible assets under generally accepted accounting principles, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing, plus
(b) all amounts representing any write-up in the book value of any assets of FAC or its Subsidiaries resulting from a revaluation thereof subsequent to the Balance Sheet Date.

         "Consolidated Total Assets" means the sum of all assets  ("consolidated
          -------------------------
balance sheet assets") of FAC and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

         "Consolidated  Total  Liabilities" means all liabilities of FAC and its
          --------------------------------
Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

         "Contract"  means any  installment  contract  or  contract  for deed or
          --------
contracts or notes secured by a mortgage, deed of trust, vendor's lien or retention of title relating to the sale of one or more VOIs to an Obligor.

         "Contract  Amortization  Shortfall"  means, as of any Payment Date, the
          ---------------------------------
amount, if any, by which the Gross Contract Amortization in respect of all prior Payment Dates exceeds the amount transferred to the Reinvestment Account on such prior Payment Dates pursuant to Section 7.3(j)(i).

        "Contract Audit" shall have the meaning set forth in Section 4.1(c)(ii).
         --------------

         "Contract  Conveyance  Documents"  means, with respect to each Contract
          -------------------------------
Granted by the Issuer to the Collateral Agent, the following documents:

                  (a) the Document of Sale and Assignment of Contracts and Assignment of Mortgages in the form of Exhibit "A" to this Agreement
                                                  ----------
         assigning all of FAC's right, title and interest in and to the Pledged Contracts, the related VOIs, any related Mortgages and certain other property to the Issuer;

                  (b) the Document of Pledge and Assignment of Contracts in the form of Exhibit "B" to this Agreement collaterally assigning all of the
                 ----------
         Issuer's right, title and interest in and to Pledged Contracts, the related VOIs, any related Mortgages and certain other property to the Collateral Agent; and

                  (c) any such other releases, documents, instruments or agreements as may be required by the Collateral Agent, Trustee or Noteholders in order to more fully effect the Grant (any prior assignments) of such Contract and any related Collateral.

         "Contract  Documents"  means the Contract and all papers and  documents
          -------------------
related to a Contract, including the original of all applicable promissory notes, stamped as required by the Custodial Agreement, the original of any related recorded, or to the extent authorized by this Agreement, unrecorded Mortgage (or a copy of such recorded Mortgage if the original of the recorded Mortgage is not available) and a copy of any recorded, or to the extent authorized by this Agreement, unrecorded warranty deed transferring legal title to the related VOI to the Obligor, tax receipts, insurance policies, insurance premium receipts, ledger sheets, payment records, insurance claim files and correspondence, repossession files and correspondence, the original of any related assignment, modification or assumption agreement or, if such original is unavailable, a copy thereof, current and historical computerized data files, and all other papers and records of whatever kind or description, whether developed or originated by FAC, any Originator or another Person, required to document, service or enforce a Contract.

         "Contract File" means the Contract Documents pertaining to a particular
          -------------
Pledged Contract and any additional amendments, supplements, extensions, modifications or waiver agreements required to be added to the Contract File pursuant to this Agreement, the Credit Standards and Collection Policies and/or Customary Practices.

         "Contract  Grant  Date" means the Closing  Date and each  Payment  Date
          ---------------------
occurring during the Reinvestment Period on which the Issuer determines to Grant Substitute Contracts to the Collateral Agent pursuant to Section 2.4 hereof.

         "Contract Pool" means all Contracts  Granted to the Collateral Agent by
          -------------
the Issuer for the benefit of the Trustee and Noteholders pursuant to this Agreement, the Collateral Agency Agreement and the Contract Conveyance Documents and identified in the Contract Schedule, which shall have a Contract Pool Principal Balance as of the Closing Date of not less than $60,058,403.50.

         "Contract  Pool   Principal   Balance"   means,   as  of  any  date  of
          ------------------------------------
determination, the aggregate unpaid principal balance of the Contract Pool.

         "Contract  Principal  Prepayment"  means  (i) a  prepayment  under  any
          -------------------------------
Pledged Contract with respect to which payment is made by the Obligor of all or part of the outstanding principal balance of such Contract, together with all accrued and unpaid interest thereon, which is received in advance of its scheduled payment date, is applied to reduce the principal balance of such Contract, and (ii) any other unscheduled receipt of principal in respect of such Pledged Contract, other than Insurance Proceeds or the Release Price of such Pledged Contract.

         "Contract Rate" means the annual rate at which interest  accrues on any
          -------------
Pledged Contract, as modified from time to time in accordance with the terms of PAC (if applicable).

         "Contract  Schedule"  means  the list of  Pledged  Contracts,  attached
          ------------------
hereto as Schedule 1, as amended from time to time on each Collateral Substitution Date, Defective Contract Release Date, Defaulted Contract Release Date or Overconcentration Contract Release Date as provided in Sections 2.4 and 3.5, which list shall set forth the following information with respect to each Contract therein as of the applicable date:

                  (a)    the Contract number;

                  (b) the Obligor's name, and the home address and telephone number for such Obligor set forth in the Contract;

                  (c)    the Development in which the related VOI is located;

                  (d) as to Fixed Weeks, the building, unit and week thereof, as to UDIs, the phase number thereof, and as to all VOIs, the number of Points issued pursuant to the FairShare Plus Program (if applicable), for which occupancy rights in such VOI may be redeemed and represented thereby;

                  (e)    the Contract Rate;

                  (f) whether the Obligor has elected PAC with respect to the Contract;

                  (g)    the original term of the Contract;

                  (h) the original and outstanding (as of the applicable Cut-Off Date) Contract principal balance;

                  (i)    the date of execution of the Contract;

                  (j)    the amount of the Payment on the Contract;

                  (k)    the original Sales Price and Equity Percentage; and

                  (l)    whether the related VOI has been deeded to the Obligor.

         The Contract Schedule shall also set forth the total of the amounts described under (h) above for the Pledged Contracts. The Contract Schedule may be in the form of more than one list, collectively setting forth all of the information required.

         "Corporate  Trust  Office"  means the office of the Trustee at which at
          ------------------------
any particular time its corporate trust business is administered, which office at the date of the execution of this Agreement is located at 79 South Main Street Salt Lake City, Utah 84111.

         "Credit Card  Account"  means an  arrangement  whereby an Obligor makes
          --------------------
Payments under a Contract via pre-authorized debit to a Major Credit Card.

         "Credit  Standards and Collection  Policies" means the Credit Standards
          ------------------------------------------
and Collection Policies of FAC and FCI, a copy of which is attached to this Agreement as Exhibit "C" as the same may be amended from time to time in
               -----------
accordance with the provisions of Section 4.2(c) of this Agreement.

         "Custodial   Agreement"  means  the  Amended  and  Restated   Custodial
          ---------------------
Agreement,  dated as of July 31,  1998,  among FAC,  each  Originator,  FRC, the
Issuer, the Collateral Agent, First Security Trust Company of Nevada, as "Custodian" and the other parties therein and the Bailment Agreement (attached thereto as an exhibit) by and between FAC and the Custodian, as executed and in effect on the Closing Date, as the same may be amended, supplemented or otherwise modified from time to time thereafter in accordance with the terms hereof.

          "Custodian"  means, at any time, the  "Custodian"  under the Custodial
           ---------
Agreement at such time.

         "Customary  Practices"  means the Servicer's  practices with respect to
          --------------------
the servicing and administration of Contracts as in effect from time to time, which practices shall be consistent with the practices employed by prudent lending institutions which originate and service instruments similar to the Contracts or other timeshare loans in the jurisdictions in which the Developments are located, so long as such practices are in the best interests of the Noteholders. In no event shall Customary Practices include any deferral of Payments due under any Pledged Contract except for Permitted Deferrals.

         "Cut-Off  Date" means (a) with  respect to the Closing  Date,  July 31,
          -------------
1998, and (b) with respect to each Collateral Substitution Date, the last day of the month preceding the month in which the related substitution occurs.

         "Cut-Off  Date  Pool  Principal  Balance"  means the  aggregate  of the
          ---------------------------------------
Cut-Off Date Principal Balances of the Pledged Contracts.

         "Cut-Off Date Principal Balance" means, as to any Pledged Contract, the
          ------------------------------
unpaid principal balance thereof at the applicable Cut-Off Date after giving effect to all installments of principal received prior thereto.

         "Debt" of any Person means (a) indebtedness of such Person for borrowed
          ----
money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services, (d) obligations of such Person as lessee under leases which have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (e) obligations secured by any lien or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (e) above, and (g) liabilities in respect of unfunded vested benefits under plans covered by Title IV of the Employee Retirement Income Security Act of 1974, as amended.

         "Debtor Relief Laws" means the Bankruptcy  Code of the United States of
          ------------------
America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

         "Default  Percentage"  means,  for any Calculation  Period,  a fraction
          -------------------
(stated as a percentage) equal to (i) the aggregate outstanding Principal Balance of all Pledged Contracts which became Defaulted Contracts during such Calculation Period, divided by (ii) the Contract Pool Principal Balance outstanding on the last day of the first Calculation Period next preceding such Calculation Period.

         "Defaulted  Contract"  means any Pledged  Contract (a) with any Payment
          -------------------
delinquent more than 119 days (regardless of any Permitted Deferrals), (b) with respect to which the Servicer shall have determined in good faith that the Obligor will not resume making Payments, (c) which has become a Defective Contract and as to which the Issuer has failed to pay the Release Price pursuant to Section 3.5, or (d) which has become a Cancelled Contract pursuant to clauses
(a) or (b) of such definition.

          "Defaulted Contract Release Date" has the meaning specified in Section
           -------------------------------
3.5(b) hereof.

         "Defective  Contract"  means any Pledged  Contract which  constitutes a
          -------------------
"Defective Contract" within the meaning of Section 3.5(a).

         "Defective Contract Release Date" has the meaning specified in Section
          -------------------------------
3.5(a) hereof.

         "Delinquent  Contract"  means  a  Pledged  Contract  with  any  Payment
          --------------------
delinquent more than 30 and less than or equal to 119 days, other than any Pledged Contract which is a Defaulted Contract.

         "Delinquency  Percentage" means, for any Calculation Period, a fraction
          -----------------------
(stated as a percentage) equal to (i) the aggregate outstanding Principal Balance of all Pledged Contracts which became Delinquent Contracts during such Calculation Period, divided by (ii) the Contract Pool Principal Balance outstanding on the last day of the first Calculation Period next preceding such Calculation Period.

         "Determination  Date"  means  the  last  day of the  month  immediately
          -------------------
preceding the month in which the related Payment Date occurs.

         "Developments"  means each resort or  development  listed on Schedule 2
          ------------                                                ----------
hereto (as such  Schedule 2 may be  amended  from time to time with the  written
                 ----------
consent of the Majority Holders in the exercise of their sole discretion and subject to a Rating Confirmation Letter, in connection with proposed Grants of Contracts relating to resort developments with respect to which Contracts have not previously been Granted under this Agreement).

         "Duff & Phelps" means Duff & Phelps Credit Rating Co.
          -------------

         "Early Amortization Event" means any Determination Date, where:
          ------------------------

                  (a) The fraction, stated as a percentage, of (i) the sum of the Default Percentages for the three most recently concluded Calculation Periods divided by
                                                                   ----------
                        (ii) three, exceeds 4.0%;

                  (b) The fraction, stated as a percentage, of (i) the sum of the Delinquency Percentages for the three most recently  concluded  Calculation  Periods  divided by
                                                                   ----------
                        (ii) three, exceeds 5.0%;

                  (c)   FAC fails to meet any one of the Liquidity Requirements;
                        or

                  (d)   An Event of Default has occurred and is continuing.

         "Early Collections" means, with respect to any Payment Date, the sum of
          -----------------
(a) all Contract Principal Prepayments and Insurance Proceeds received in the month of such Payment Date (other than Contract Principal Prepayments or
Insurance  Proceeds  with  respect to (x)  Defective  Contracts  as to which the
Release Price was paid on such Payment Date and (y) Defaulted Contracts as to which the Release Price was required to be paid on such Payment Date) and (b) all scheduled Payments received with respect to any Calculation Period subsequent to the preceding Determination Date.

         "Eligible Contract" means, except as otherwise approved by the Majority
          -----------------
Holders with prior written notice to the Rating Agency, a Pledged Contract:

              (a) (i) Where the related VOI is located in an Eligible Development, (ii) where the related VOI has been purchased by the Obligor, (iii) where a certificate of occupancy for the related VOI has been issued, (iv) where the unit for a related VOI is complete and ready for occupancy and is not in need of maintenance or repair, except for ordinary, routine maintenance and repairs which are not substantial in nature or cost and where such unit contains no structural defects materially affecting its value and is in good condition, (v) where the related VOI Regime is contiguous to a dedicated public (or private, if subject to an easement running in favor of all owners of the VOIs constituting such VOI Regime, and their invitees, affording access to a public street), physically-open, all-weather street, which allows for appropriate ingress, egress and parking and is adequately serviced by public (or private if complying with all material and applicable local laws, regulations and ordinances) water and sewer systems and utilities, (vi) where the related VOI Regime is not in need of maintenance or repair, except for ordinary, routine maintenance and repairs which are not substantial in nature or cost and where such VOI Regime contains no structural defects materially affecting its value, and (vii) where there is no legal, judicial or administrative proceeding pending or threatened for the total or partial condemnation of any VOI Regime which would have a material adverse effect on the value of the related VOI Regime or unit;

               (b) Where the rights of the Obligor thereunder are subject to declarations, covenants and restrictions of record affecting the Development (for the avoidance of doubt, the term "Eligible Contract" shall not exclude a Contract where the
                     ------------------
                    rights of the Obligor thereunder have been subjected to the FairShare Plus Program, solely as a result of having been so subjected to the FairShare Plus Program);

               (c) As to which the Issuer has a valid ownership interest in an underlying VOI subject only to Permitted Encumbrances and except as provided in paragraph (d) below;

               (d) Where (i) if the related VOI has been deeded to the Obligor of the related Contract, on the date on which such Contract was Granted to the Collateral Agent (or, in the event that the VOI is required to be deeded to such Obligor after the

                    Contract Grant Date relating to such Contract, within such number of days after the deed is delivered to such Obligor as may be required by applicable law or such shorter amount of time as may be reasonable in the circumstances, but in no event more than 180 days thereafter): (A) the Issuer has a valid and enforceable first lien Mortgage on such VOI, (B) such Mortgage shall be assigned to the Collateral Agent for the benefit of the Trustee and the Noteholders, pursuant to the Contract Conveyance Documents, (C) such Mortgage shall be in the custody of the Custodian in accordance with the provisions of Section 3.2(v), and (D) if any Mortgage relating to such Contract is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated in accordance with applicable law and currently so serves; or (ii) if the related VOI has not been deeded to the Obligor of the related Contract, on the date on which such Contract was Granted to the Collateral Agent, the Nominee has legal title to such VOI and the Issuer has an equitable interest in such VOI underlying the related Contract, which equitable interest shall be assigned to the Collateral Agent for the benefit of the Trustee and the Noteholders pursuant to the Contract Conveyance Documents;

               (e) That was issued in a transaction which complied, and is in compliance in all material respects, with all requirements of applicable federal, state and local laws, including those relating to usury, truth-in-lending, land sales, vacation time share sales, consumer credit and disclosure laws;

               (f) That requires the Obligor to pay the unpaid principal balance over an original term of not greater than the lesser of (i) six months prior to the Note Maturity Date and (ii) 120 months;

               (g)  [reserved];

               (h) Where Payments are denominated and payable in United States dollars and are due from an Obligor either (i) with a U.S. mailing address, (ii) who is a participant in PAC with a U.S. Bank or (iii) through a Credit Card Account;

               (i)  Which is not a Defective Contract or a Defaulted Contract;

               (j) Which (i) is not a Delinquent Contract as of the Cut-Off Date with respect to each Contract Grant Date with respect to such

                    Contract and (ii) with respect to any Substitute Contract, no Payment required to be made thereunder was, (A) more than once during the 18 month period preceding the Contract Grant Date with respect to such Substitute Contract, delinquent for more than 30 days past its due date, or (B) at any time during such 18 month period, delinquent for more than 60 days; provided that with respect to Substitute Contracts originated by a VB Subsidiary, for purposes of each determination pursuant to this subclause (ii) the period prior to and ending on January 31, 1998 shall be disregarded (each such determination under this clause (j) being made without giving effect to the grant of any extension of the due date of any such payment; including, without limitation, any Permitted Deferral);

               (k)  That does not finance the purchase of credit life insurance;

               (l) As to which no Payment due dates thereunder occurring after the Contract Grant Date relating to such Contract shall have been deferred, except for the grant of an extension which constitutes a Permitted Deferral;

               (m) The underlying ownership interest which is the subject of such Contract (A) either (i) consists of a Fixed Week, or
                    (ii) a UDI and (B) in the case of a Fixed Week which has been converted into an undivided fee simple interest, or which has become subject to the FairShare Plus Program, which conversion or other modification does not give rise to the extension of the maturity of any Payments under such Contract;

               (n) Which has been transferred (w) by FCI to FAC pursuant to the Operating Agreement, (x) by FAC to the Issuer pursuant to the Receivables Purchase Agreement, (y) in the case of any Contract originated by an Originator other than FCI, by such Originator to FCI, in each case pursuant to the Operating Agreement and (z) in the case of any Contract owned by FRC immediately prior to the Contract Grant Date therefor, by FRC to FAC pursuant to an FRC Document of Assignment; and in the case of clauses (w), (x) and (y), such transfers occurring in the ordinary course of business and in the case of each of clauses (w)-(z), such transfers occurring in transactions constituting "true sales."

               (o) Which was originated by an Originator and is being consistently serviced (unless otherwise permitted or directed by the Majority Holders) by FAC, in the ordinary course of its business, and in accordance with Customary Practices and Credit Standards and Collection Policies;

               (p) Which has not been specifically reserved against by FAC, FCI or the Issuer and has not been classified by FAC, FCI or the Issuer as uncollectible or charged off;

               (q) As to which the payment obligation of the Obligor is not subject to any material dispute between the Obligor and any of the Issuer, the Servicer, FAC and/or FCI;

               (r) Which arises from transactions in a jurisdiction where FCI, and each Subsidiary of FCI which conducts business in such jurisdiction, is duly qualified to do business in such jurisdiction, except where the failure to so qualify will not adversely affect or impair the legality, validity, binding effect and enforceability of such Pledged Contract;

               (s)  [reserved]

               (t) Which have not been cancelled or terminated by the Obligor (regardless of whether the Obligor thereof is legally entitled to do so) or declared ineligible by any of the Issuer, the Servicer, FAC or FCI, and constitute legal, valid, binding and enforceable obligations of the Obligors thereof;

               (u)  [reserved]

               (v) Where the Obligor is not an Affiliate of any FCI, FAC or the Issuer;

               (w) That is fully amortizing pursuant to a required set of regular monthly payments of principal and interest;

               (x) With respect to which a minimum of three Payments have been made;

               (y) That is not an obligation of an Obligor that is bankrupt or otherwise subject to an Insolvency Proceeding; and

               (z) That had an Equity Percentage of 10% (or, in the case of Contracts the downpayment for which was financed, 15%) or more at the time of the sale of the related VOI to the relevant Obligor (including in such total any cash downpayments and Payments made on any other Contract which has been "traded in" in connection with the origination of such Contract and downpayments under such Contract financed over a period not exceeding six months from the date of origination of such Contract which have actually been paid within such six month period).

         "Eligible  Institution"  any  depository  institution  the  short  term
          ---------------------
unsecured senior indebtedness of which is rated at least D-1 by the Rating Agency, if so rated by the Rating Agency, and at least A-1 by S&P and P-1 by Moody's, and the long term unsecured indebtedness rating of which is rated at least A by the Rating Agency, if so rated by the Rating Agency, and least A by S&P and A2 by Moody's.

         "Eligible Development" means a Development:
          --------------------

         (a)   Which is set forth on Schedule 2 hereto; and
                                     ----------

         (b) With respect to which greater than 10% of all Available VOI Units have been sold to Persons other than FCI or any Affiliate of FCI.

        "Environmental Laws" shall have the meaning specified in Section 3.2(t).
         ------------------

        "Event of Default" means one or more of the events described in Section
         ----------------
          12.1.

         "Excess Concentration Reserve" means on any day, an amount equal to the
          ----------------------------
          sum of:

                  (a) the amount by which the aggregate Principal Balance of all Eligible Contracts which have an original term greater than 84 months exceeds 10% of the Contract Pool Principal Balance on such day;

                  (b) the amount by which the aggregate Principal Balance of all Eligible Contracts as to which any Payment due date relating to such Contract shall then be subject to a Permitted Deferral exceeds 5% of the Contract Pool Principal Balance on such day;

                  (c) the amount by which the aggregate Principal Balance of all Eligible Contracts for which any Obligor either (1) is not a United States citizen or (2) does not have a U.S mailing address exceeds 5% of the Contract Pool Principal Balance on such day;

                  (d) the amount of aggregate Principal Balance of Eligible Contracts, the inclusion of which in the Contract Pool results in the weighted average of the Contract Rates for all Eligible Contracts to be less than 14%;

                  (e) the amount of the aggregate Principal Balance of all Eligible Contracts arising from a Development which results in the Contract Pool Principal Balance attributable to such Development exceeding 25% of the Contract Pool Principal Balance on such day;

                  (f) the amount by which (1) the aggregate principal balance of all Eligible Contracts for which the Equity Percentage required by clause (z) of the definition of Eligible Contracts was financed exceeds
                           (2) 5% of the Contract Pool Principal Balance on such day;

                  (g) the aggregate amount for all Obligors with Contracts related to VOIs by which (1) the Principal Balance on all Contracts on which a particular Obligor is obligated exceeds (2) $30,000; and

                  (h) the amount by which (1) the aggregate Principal Balance of all Eligible Contracts for the 50 Obligors with the highest Principal Balance on all Contracts on which a particular Obligor is obligated exceeds
                           (2) 15% of the Eligible Contract Pool Principal Balance on such day.

         "Excess Reinvestment Account Amount" means, with respect to any Payment
          ----------------------------------
Date, the amount, if any, by which the Reinvestment Account Balance, after giving effect to the transfer made on such Payment Date pursuant to Section 7.3(b) and any payment to be made on such date pursuant to Section 2.4(d), exceeds $3,603,504.00.

         "Equity  Percentage"  means,  at any time,  with  respect  to a Pledged
          ------------------
Contract, a fraction (stated as a percentage) equal to (i) the excess of (A) the Sales Price thereof, over (B) the outstanding Principal Balance of such Contract at such time, divided by (ii) the Sales Price thereof.

         "FAC"  means  Fairfield  Acceptance  Corporation  - Nevada,  a Delaware
          ---
corporation and wholly-owned subsidiary of FCI.

         "Facility   Documents"  means,   collectively,   this  Agreement,   the
          --------------------
Receivables Purchase Agreement, the Purchase Agreements, the Notes, the Custodial Agreement, the Lock-Box Agreements, the Title Clearing Agreements, the Contract Conveyance Documents, the Collateral Agency Agreement, the Remarketing Agreement, the Administrative Services Agreement, the Tax Sharing Agreement, the Financing Statements, and all other agreements, documents and instruments delivered pursuant thereto or in connection therewith.

         "FairShare  Plus  Agreement"  means the Amended and Restated  FairShare
          --------------------------
Vacation Plan Use Management Trust Agreement, effective as of January 1, 1996 among FCI, FMB, and such other subsidiaries and third party developers as may be named by an amendment or addendum thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time thereafter in accordance with the terms of this Agreement.

         "FairShare  Plus  Program"  means  the  program  pursuant  to which the
          ------------------------
occupancy and use of a VOI is assigned to the trust created by the FairShare Plus Agreement, in exchange for annual symbolic points which are to establish the location, timing, length of stay and unit type of a vacation; including, without limitation, systems relating to reservations, account and collection, disbursement and enforcement of assessments in respect of contributed units.

         "FCC"   means   Fairfield   Capital    Corporation,    a   wholly-owned
          ---
special-purpose finance subsidiary of FAC.

         "FCI" means Fairfield Communities, Inc., a Delaware corporation and the
          ---
 parent of FAC.

          "FDIC"  means  the  Federal  Deposit  Insurance  Corporation  and  any
           ----
successor thereto.

         "FFC  I"  means   Fairfield   Funding   Corporation,   a   wholly-owned
          ------
special-purpose finance subsidiary of FAC.

         "Financing  Statements"  means,   collectively,   the  UCC-1  financing
          ---------------------
statements, and the UCC-2 and UCC-3 amendment, partial release, termination, extension and assignment statements, to be executed and delivered in connection with any of the transactions contemplated hereby or any of the other Facility Documents (including, without limitation, the financing statements identified on the List of Closing Documents attached as Exhibit "D" to this Agreement).
                                          ----------

         "Fixed Week" means a VOI  consisting of a fixed week in fee simple in a
          ----------
lodging unit at a Development.

         "FMB" means Fairfield Myrtle Beach, Inc., a Delaware corporation.
          ---

         "FRC" means Fairfield Receivables  Corporation,  a wholly-owned special
          ---
purpose finance subsidiary of FAC.

         "FRC Document of Assignment"  means the Document of Sale and Assignment
          --------------------------
of Contracts and Assignment of Mortgages in the form attached  hereto as Exhibit
                                                                         -------
"E"  transferring  all of FRC's right  title and  interest in and to the Pledged
 -
Contracts, the related VOIs, any related Mortgages and certain other property to FAC.

         "Grant" means, as to any asset or property, to pledge, assign and grant
          -----
a security interest in such asset or property. A Grant of a Contract and the related Contract File or any instrument, agreement, account or other item of Collateral shall include all rights, powers and options of the Granting party thereunder or with respect thereto, including without limitation the immediate and continuing right to claim, collect, receive and give receipt for principal, interest and other payments in respect of the Pledged Contracts, principal and interest payments and receipts in respect of the Eligible Investments, Insurance Proceeds, purchase prices and all other moneys payable thereunder and all income, proceeds, products, rents and profits thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all such rights and options, to bring proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Gross Contract Amortization" means, for any Payment Date, the sum of:
          ---------------------------

               (a)  aggregate   scheduled  principal  payments  on  the  Pledged
          Contracts (whether or not received) for the applicable Calculation Period;

               (b)  Contract   Principal   Prepayments  and  Insurance  Proceeds
          received on the Pledged Contracts during the applicable Calculation Period;

               (c) with respect to Defective Contracts, the aggregate Release Price therefor (other than the portion thereof constituting accrued interest and an amount equal to the scheduled principal payments, whether or not received, included in clause (a) of this definition with respect to any Payment Date) required to be paid on such Payment Date and the amount of any principal shortfalls paid by Issuer pursuant to Section 3.5(a) on such Payment Date; and

               (d) with respect to Defaulted Contracts, the aggregate Release Price therefor (other than the portion thereof constituting accrued interest and an amount equal to scheduled principal payments, whether or not received, included in clause (a) of this definition with respect to any Payment Date) required to be paid on such Payment Date.

         "Incumbency Certificate" has the meaning specified in Section 2.2(c).
          ----------------------

         "Insolvency  Event" means, with respect to a specified Person,  (a) the
          -----------------
filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Debtor Relief Law now or hereafter in effect, or the filing of a petition against such Person in an involuntary case under any applicable Debtor Relief Law now or hereafter in effect, which case remains unstayed and undismissed within 30 days of such filing, or the appointing of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the ordering of the winding-up of liquidation of such Person's business; or
(b) the commencement by such Person of a voluntary case under any applicable Debtor Relief Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such Debtor Relief Law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person of its inability to pay its debts generally as they become due.

     "Insolvency  Proceeding"  means any proceeding of the sort described in the
      ----------------------
definition of Insolvency Event.

     "Institutional  Investor" means an institutional investor which is a Holder
      -----------------------
of Notes and which either (i) has a credit rating of "A" (or the equivalent) or better by the Rating Agency, S&P or Moody's, (ii) has a net worth of at least $25,000,000 or (iii) is a party to a Purchase Agreement.

     "Insurance Policy" means any policy or contract of insurance.
      ----------------

     "Insurance Proceeds" means proceeds of any Insurance Policy relating to any
      ------------------
Pledged Contract, or the related VOI, to the extent such proceeds are not either to be applied to the restoration of any improvements on the related VOI or released to the Obligor in accordance with Customary Practices, including any refund of unearned premium.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended
      ---------------------
from time to time.

     "Issuer" means Fairfield Funding  Corporation,  II, a Delaware  Corporation
      ------
and wholly-owned subsidiary of FAC.

     "Lien"  means  any  mortgage,   deed  of  trust,   pledge,   hypothecation,
      ----
assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

     "Liquidity Requirements" mean, as of a preceding quarter end, (a) a minimum
      ----------------------
Consolidated Tangible Net Worth of $47,600,000 and (b) a ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth of not more than 4.0 to 1.

     "Lockbox Account" means any of the accounts established pursuant to Section
      ---------------
7.2.

     "Lock-Box  Agreement" means the agreements,  in  substantially  the form of
      -------------------
Exhibit "F" hereto,  among the Issuer,  the Trustee and the applicable  Lock-Box
----------
Bank which agreement sets forth the rights of the Issuer, Trustee and the applicable Lock-Box Bank with respect to the disposition and application of the Collections received into the applicable Lock-Box Account, including, without limitation, the right of the Trustee to direct the Lock-Box Bank to remit all Collections directly to the Trustee.

     "Lock-Box  Bank"  means any of the  commercial  banks  holding  one or more
      --------------
lock-box accounts for the purpose of receiving Collections. In each such case, a "Lock-Box Bank" shall be an "Eligible Institution," BKB, First Security Bank, National Association (or an affiliate therof) or such other commercial bank as the Majority Holders may from time to time consent to in writing.

     "Major Credit Card" means any one of Visa, Mastercard or American Express.
      -----------------

     "Majority  Holders" means the Holders of fifty-one percent (51%) or more of
      -----------------
Aggregate Note Principal Balance.

     "Material Adverse Effect" means, with respect to any event or circumstance,
      -----------------------
a material adverse effect on

               (a) the business, properties, operations, profits, prospects, or condition (financial or otherwise) of any of FCI and its Subsidiaries (taken as a whole), the Seller or the Issuer;

               (b) the ability of any of the Servicer, the Issuer, the Seller or any Originator to perform its respective obligations under any of the Facility Documents to which it is a party;

               (c) the validity or enforceability of, or collectibility of amounts payable under, this Agreement, the Receivables Purchase Agreement or any other Facility Document;

               (d) the status, existence, perfection or priority of (i) the Lien granted in favor of the Collateral Agent, (ii) the Issuer's interest in and title to the Collateral, or (iii) the Seller's interest in the Transferred Assets, taken as a whole, in each case free of any Lien (other than the Lien of this Agreement and the Permitted Encumbrances); or

               (e) the value, validity, enforceability or collectibility of the Notes, the Pledged Contracts, or any of the other Collateral (as applicable).

     "Monthly Excess Servicing Fee" means, in respect of any Calculation  Period
      ----------------------------
(or portion thereof), an amount, if any, equal to (a) the reasonable costs and expenses (other than legal costs and expenses) incurred by the Servicer during the Calculation Period (or portion thereof) in carrying out its duties under this Agreement in an amount up to but not exceeding 1/12th of the product of (i) 1.00% and (ii) the Contract Pool Principal Balance at the commencement of such Calculation Period (or portion thereof) less (b) the Monthly Servicing Fee for such Calculation Period (or portion thereof) plus (c) the reasonable legal costs and expenses incurred by Servicer during the Calculation Period (or portion thereof) in carrying out its duties under this Agreement.

     "Monthly  Interest"  means,  as of any Payment Date, the product of (a) the
      -----------------
Note Rate and (b) the Aggregate Note Principal Balance immediately prior to such Payment Date, for any unpaid period up to and including such Payment Date.

     "Monthly  Servicing Fee" means,  in respect of any  Calculation  Period (or
      ----------------------
portion thereof), an amount equal to 1/12th of the product of (a) .75% and (b) the Contract Pool Principal Balance at the commencement of such Calculation Period (or portion thereof).

     "Mortgage" means any mortgage,  deed of trust, purchase money deed of trust
      --------
or deed to secure debt granted by an Obligor to the Originator of the Contract encumbering the related VOI to secure payments or other obligations under such Contract.

     "Moody's" means Moody's Investors Service, Inc. and any successor thereto.
      -------

     "Nominee" means (a) Lawyer's Title Insurance  Corporation  under the Eighth
      -------
Amended and Restated Title Clearing Agreement (Lawyer's), dated as of July 31, 1998, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, by and among FCI, FAC, Issuer, FFC I, FCC, the Trustee, the Collateral Agent, BKB, First Commercial Trust Company, N.A., Capital Markets Assurance Corporation and Lawyers Title Insurance Corporation;
(b) Colorado Land Title Company under the Sixth Amended and Restated Title Clearing Agreement (Colorado), dated as of July 31, 1998, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, by and among FCI, FAC, Issuer, FFC I, FCC, the Trustee, the Collateral Agent, BKB, First Commercial Trust Company, N.A., Capital Markets Assurance Corporation and Colorado Land Title Company; (c) Lawyer's Title
Insurance Corporation under the Fourth Amended and Restated Title Clearing Agreement (Westwinds), dated as of January 15, 1998, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, by and among FCI, FAC, FMB, the Collateral Agent, BKB, First Commercial Trust Company, N.A., Capital Markets Assurance Corporation Resort Funding, Inc. and Lawyer's Title Insurance Corporation, as amended by a First Amendment thereto, dated as of July 31, 1998, which among other things adds the Trustee and FFC as a party thereto; (d) Lawyer's Title Insurance Corporation under the Third Amended and Restated Nashville Title Clearing Agreement dated as of July 31, 1998, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, by and among FCI, FAC, Issuer, FFC I, FCC, the Trustee, the Collateral Agent, BKB, Capital Markets Assurance Corporation and Lawyer's Title Insurance Corporation; (e) Lawyer's Title Insurance Corporation under the Third Amended and Restated Seawatch Plantation Title Clearing Agreement, dated as of July 31, 1998, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, by and among FCI, FAC, FMB, Issuer, FFC I, FCC, the Trustee, the Collateral Agent, BKB, Capital Markets Assurance Corporation and Lawyers' Title Insurance Corporation; (f) First American Title Insurance Company under the Fifth Amended and Restated Supplementary Trust Agreement (Arizona), dated as of July 31, 1998, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, by and among FCI, FAC, Issuer, FFC I, FCC, the Trustee, the Collateral Agent, BKB, First Commercial Trust Company, N.A., Capital Markets Assurance Corporation and First American Title Insurance Company; and (g) such other nominees as shall be approved in writing by the Collateral Agent pursuant to the terms of other title clearing agreements (and similar documents, instruments and agreements) which may be entered into from time to time by each of FCI, FAC, Issuer and the Collateral Agent (among other Persons) in accordance with the transactions contemplated by this Agreement and the other Facility Documents, relating to Contracts and VOIs.

     "Nonrecoverable Advance" means any portion of an Advance previously made in
      ----------------------
respect of a Pledged Contract which has not been previously reimbursed to the Servicer and which, in the reasonable good faith judgment of the Servicer, will not be ultimately recoverable from Payments or other recoveries in respect of such Contract. The determination by the Servicer that it has made a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer delivered to the Trustee and detailing the reasons for such determination.

     "Note" means any of the Vacation  Ownership  Interval Contract  Pay-Through
      ----
Notes, Series 1998-A (6.75%), issued pursuant to this Agreement and authenticated and delivered by the Trustee, substantially in the form annexed hereto as Exhibit "G."
          ----------

     "Note Maturity Date" means September 20, 2010.
      ------------------

     "Note  Principal  Payment"  means,  for any Payment  Date,  the  Allocation
      ------------------------
Percentage times Gross Contract Amortization.

     "Note  Rate" means  6.75% per annum,  calculated  on the basis of a 360-day
      ----------
year and twelve 30-day months.

     "Note  Register"  means the  register  maintained  pursuant to Section 9.2,
      --------------
providing for the registration of the Notes and transfers and exchanges thereof.

     "Noteholder"  or  "Holder"  means  the  Person  in  whose  name a  Note  is
      ------------------------
registered in the Note Register.

     "Notice Payment Date" shall have the meaning specified in Section 3.5(a).
      -------------------

     "Obligor"  means,  with  respect  to any  Contract,  the  Person or Persons
      -------
obligated to make Payments thereon.

     "Officer's  Certificate" means a certificate  signed by the President,  any
      ----------------------
Senior Vice President or the Treasurer of Issuer or Servicer, as the case may be.

     "Operating  Agreement"  means  that  certain  Fifth  Amended  and  Restated
      --------------------
Operating Agreement, dated as of July 14, 1998, among FCI, FMB, the VB Subsidiaries and FAC.

     "Opinion of Counsel"  means a written  opinion of independent  counsel,  in
      ------------------
form and substance satisfactory to the Majority Holders, which independent counsel may be regular outside counsel for Issuer, the Servicer or the Trustee.

     "Originator" means FCI, FMB or a VB Subsidiary, as the case may be.
      ----------

     "Overcollateralization  Percentage"  as  of  any  Payment  Date  means  the
      ---------------------------------
percentage determined by the following calculation: (a) an amount equal to (i) the Contract Pool Principal Balance as of the opening of business on the first day of the related Calculation Period, less (ii) the aggregate outstanding principal balance of any Defaulted Contracts and Defective Contracts contained in the Contract Pool as of the close of business on the Determination Date relating to such Payment Date, and plus (iii) the Reinvestment Account Balance (prior to giving effect to any payments and transfers made on such date pursuant to
Article VII) divided by (b) an amount equal to (i) the Aggregate  Note Principal
             ----------
Balance  less (ii) 50% of the  Balance of the Reserve  Account  (prior to giving
         ----
effect to any payments and transfers made on such date pursuant to Article VII).

     "Overcollateralization    Requirement"   means   an   Overcollateralization
      ------------------------------------
Percentage of (a) 115% during the period between the Closing Date and six months after termination of the Reinvestment Period, and (b) 120% thereafter.

     "Overconcentration  Contract"  shall have the meaning  specified in Section
      ---------------------------
3.5 (c).

     "PAC"  means the  arrangement  whereby an Obligor  makes  Payments  under a
      ---
Contract via pre-authorized debit in exchange for a 1% per annum reduction in the Contract interest rate.

     "Payment" means the scheduled  monthly payment of principal and interest on
      -------
a Contract.

     "Payment  Date" means  September 20, 1998 and the 20th day of each calendar
      -------------
month thereafter, or, if such 20th day is not a Business Day, the next succeeding Business Day.

     "Permitted  Deferral"  means the grant of an  extension  of  Payments  on a
      -------------------
Contract;  provided,  however,  that a "Permitted Deferral shall not include any
           --------   -------
extension of Payments

          (a) for which the Obligor has been solicited,

          (b) which is not a Customary Practice and made in accordance with Credit Standards and Collections Policies, or

          (c) under a Contract with respect to which, subsequent to its Grant to the Collateral Agent, Payments have been extended (i) on two or more separate occasions or (ii) for an aggregate period of more than 60 days.

     "Permitted  Encumbrances" means, with respect to a Contract,  the following
      -----------------------
Liens against the related VOI: (i) the interest therein of the Obligor and/or the Nominee, as the case may be, (ii) the Lien of unbilled and unpaid Assessments, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record, such exceptions appearing of record being consistent with the normal business practices of FAC and FCI or specifically disclosed in the applicable land sales registrations filed with the applicable regulatory agencies, and (iv) other matters to which properties of the same type as those underlying the Contracts are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Contract.

     "Permitted  Investments"  means (i) securities issued or directly and fully
      ----------------------
guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities on or before the first Payment Date after the date of acquisition; (ii) time deposits and certificates of deposit having maturities on or before the first Payment Date after the date of acquisition, maintained with or issued by any commercial bank having capital and surplus in excess of $500,000,000 and having a short term senior unsecured debt rating of at least D-1 by the Rating Agency, if so rated by the Rating Agency and at least A-1 by S&P and P-1 by Moody's; (iii) repurchase agreements having maturities on or before the first Payment Date after the date of acquisition for underlying securities of the types described in clauses (i) and (ii) above or clause (iv) below with any institution having a short term senior unsecured debt rating of at least D-1 by the Rating Agency, if so rated by the Rating Agency, and at least A-1 by S&P, and P-1 by Moody's; (iv) commercial paper maturing on or before the first Payment Date after the date of acquisition and having a short term senior unsecured debt rating of at least D-1 by the Rating Agency, if so rated by the Rating Agency and at least A-1 by S&P and P-1 by Moody's; and (v) money market funds which invest solely in any of the foregoing, including any such funds in which the Trustee or an Affiliate of the Trustee acts as an investment advisor or provides other investment related services.

     "Person"  means any legal person,  including any  individual,  corporation,
      ------
limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

     "Plan"  means an employee  benefit plan defined in Section 3(3) of ERISA in
      ----
respect of which the Seller or any ERISA Affiliate is, or within the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

     "Plan Insolvency"  shall mean, with respect to any Multiemployer  Plan, the
      ---------------
condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

     "Pledged Contract" means any Contract in the Contract Pool.
      ----------------

     "POA" means the property  owners'  association or similar  time-share owner
      ---
body for each VOI Regime or Development or relevant portion of either thereof, in each case established pursuant to the declarations, articles or similar charter documents applicable to each such VOI Regime, Development or portion thereof.

     "Points" means, with respect to a VOI unit at any VOI Regime, the number of
      ------
points of symbolic value assigned to such unit pursuant to the FairShare Plus Program.

     "Post Office Box" means each post office box to which Obligors are directed
      ---------------
to mail payments in respect of the Pledged Contracts.

     "Primary Custodial Documents" has the meaning specified in Section 4.1(n).
      ---------------------------

     "Proceeding" has the meaning specified in Section 12.3.
      ----------

     "Purchase" means a purchase (whether by means of cash payment,  delivery of
      --------
a note or capital contribution) of Pledged Contracts and related Collateral and property by Issuer from Seller pursuant to the Receivables Purchase Agreement.

     "Purchase  Agreements"  means the Purchase  Agreements dated as of July 31,
      --------------------
1998 by and among Issuer, FAC, and the respective initial purchasers of the Notes.

     "Rating Agency" means Duff & Phelps and its successors in interest.
      -------------

     "Rating Confirmation Letter" has the meaning specified in Section 5.18(iii)
      --------------------------
hereof.

     "Receivables  Purchase Agreement" means the Receivables  Purchase Agreement
      -------------------------------
dated as of the date of this Agreement by and among the Originators, FAC and the Issuer.

     "Records" means all copies of Pledged  Contracts (not including  originals)
      -------
and other documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained by the Issuer or the Servicer or any of their respective Affiliates (including, without limitation, the Originators) with respect to Pledged Contracts, the related Collateral, and the related Obligors.

     "Redemption Date" means a Payment Date, prior to the final Payment Date, on
      ---------------
which Issuer may redeem the Notes pursuant to Section 15.2.

     "Redemption  Price" means an amount equal to the Aggregate  Note  Principal
      -----------------
Balance, together with accrued interest thereon at the Note Rate to the Redemption Date.

     "Reinvestment  Account" means the account  established  pursuant to Section
      ---------------------
7.1(c).

     "Reinvestment   Period"  means  the  period  of   approximately  18  months
      ---------------------
commencing on the Closing Date and ending on the Amortization Commencement Date.

     "Release  Price" means,  with respect to a Pledged  Contract to be released
      --------------
hereunder, an amount equal to the remaining principal amount outstanding on such Pledged Contract as of the opening of business on the first day of the month in which the release is required to be effected hereunder, together with accrued and unpaid interest thereon at the Contract Rate from the earlier of the last due date as to which the Obligor paid interest or such first day of the month to the date on which such release is made.

     "Remarketed  Contract" means a Contract  entered into by an Originator with
      --------------------
an Obligor relating to a VOI subject to the terms of Section 3.6 hereof, which has been remarketed by FCI pursuant to the terms of the Remarketing Agreement.

     "Remarketing  Agreement" means the Remarketing Agreement,  dated as of July
      ----------------------
31, 1998, among FCI, FAC, the Issuer and the Trustee, in substantially the form of Exhibit "H" to this Agreement, as the same may be amended, supplemented or
   ----------
otherwise modified from time to time in accordance with the terms of this Agreement.

     "Reorganization"  means,  with  respect  to  any  Multiemployer  Plan,  the
      --------------
condition that such Plan is in reorganization within the meaning of Section 4241 of ERISA.

     "Reportable  Event"  means any of the events  described  in Section 4043 of
      -----------------
ERISA.

     "Reservation  System"  means the system  with  respect to VOIs  pursuant to
      -------------------
which a reservation for a particular location, time, length of stay and unit type is received, accepted, modified or canceled.

     "Reserve Account" means the account established pursuant to Section 7.1(d).
      ---------------

     "Reserve Account  Requirement"  means at any time, the greater of (i) five
      ----------------------------
percent (5%) of the Contract Pool Principal Balance, provided, that, if no Event of Default has occurred and is continuing, the amount of this clause (i) shall be reduced to three percent (3%) of the Contract Pool Principal Balance from and after the first anniversary date of the Closing Date and (ii) $1,000,000.

     "Responsible  Officer" means an officer or employee of the Trustee assigned
      --------------------
to and working in the corporate trust department with involvement in the administration of the responsibilities of the Trustee hereunder.

     "S&P" means Standard & Poor's Ratings Services and any successor thereto.
      ---

     "Sales  Price"  means,  with  respect to any  Pledged  Contract,  the total
      ------------
purchase price of the related VOI paid or to be paid by an Obligor.

     "Seller" means FAC in its capacity as seller under the Receivables Purchase
      ------
Agreement.

     "Service Transfer" means the transfer specified in Section 13.1.
      ----------------

     "Servicer" means FAC until any Service Transfer  hereunder,  and thereafter
      --------
means the new servicer appointed pursuant to Article XIII.

     "Servicer Default" means the defaults specified in Section 13.1.
      ----------------

     "Servicer's Daily Report" has the meaning specified in Section 6.1.
      -----------------------

     "Servicer's Monthly Report" means the information furnished by the Servicer
      -------------------------
to the Trustee pursuant to Section 6.2.

     "Servicing  Officer"  means any  officer of the  Servicer  involved  in, or
      ------------------
responsible for, the administration and servicing of the Contracts whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may be amended from time to time.

     "Settlement Statement" means the statement specified in Section 8.2.
      --------------------

     "Subsidiary"  means,  as to any Person,  any corporation or other entity of
      ----------
which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

     "Substitute  Collateral"  means as to any Substitute  Contract  substituted
      ----------------------
pursuant to Section 2.4, such Contract and the other items required to be Granted to the Collateral Agent in connection therewith as described in Section 2.4(b), respectively.

     "Substitute Contract" means Contracts substituted pursuant to Section 2.4.
      -------------------


     "Successor Servicer" means the servicer appointed pursuant to Section 13.2.
      ------------------

     "Supplemental  Grant"  means,  with  respect  to any  Substitute  Contracts
      -------------------
Granted on a Collateral Substitution Date, a supplemental grant substantially in the form of Exhibit "I" hereto which shall be accompanied by a supplement to the Contract Schedule listing such Contracts and which shall be deemed to be incorporated into and made a part of this Agreement.

     "Tax Sharing Agreement" means the Tax Sharing  Agreement,  dated as of July
      ---------------------
31, 1998, among FAC and the Issuer, in substantially the form of Exhibit "J" hereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement.

     "Termination Date" shall have the meaning specified in Section 15.1.
      ----------------

     "Termination Notice" shall have the meaning specified in Section 13.1.
      ------------------

     "Title Clearing  Agreement" means the Title Clearing  Agreements  described
      -------------------------
under the definition of "Nominee," or any similar such agreement governing the obligations of any successor Nominee.

     "Transfer Agent and Registrar" means the parties with the  responsibilities
      ----------------------------
specified in Section 9.2(a) and shall initially be the Trustee.

     "Transferred  Assets" means any and all right, title and interest in, to or
      -------------------
under:

          (a) the Contracts sold or otherwise transferred, or purported to be sold or otherwise transferred, to the Issuer under the Receivable Purchase Agreement, from time to time, including, without limitation, all Payments, other Collections and other funds received with respect to such Contracts on or after the applicable Cut-Off Date, and any other monies due or to become due on or after the applicable Cut-Off Date in respect of any such Contracts, and any security therefor;

                  (b) (i) the VOIs relating to such Contracts, and (ii) the Title Clearing Agreements and the FairShare Plus Program (including, without limitation, the FairShare Plus Agreement) insofar as they relate to such VOIs;

                  (c)  any Mortgages relating to such Contracts;

                  (d)  any Insurance Policies relating to such Contracts;

                  (e) the Contract Files and other Records relating to such Contracts;

                  (f) the Contract Conveyance Documents relating to such Contracts; and

                  (g) all proceeds of the foregoing property described in clauses (a) through (f) above, and all interest, dividends, cash, instruments, financial assets and other investment property and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for or on account of the sale or other disposition of, and or all of the then existing Transferred Assets, and including all payments under Insurance Policies (whether or not any of the Seller, any Originator, Issuer, Collateral Agent or Trustee is the loss payee thereof) or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the other Transferred Assets, and any security granted or purported to be granted in respect of any of the other Transferred Assets.

     "Trustee" means First Security Bank, National Association, or its successor
      -------
in interest, or any successor trustee appointed as herein provided.

     "Trustee  Fee" means the per annum fee payable to the  Trustee  pursuant to
      ------------
the Trustee Fee Letter.

     "Trustee  Fee Letter"  means the  schedule  of fees  attached as Schedule 6
      -------------------
hereto, and all amendments thereof and supplements thereto.

     "UCC" means the Uniform Commercial Code as amended from time to time, as in
      ---
effect in any specified jurisdiction.

     "UDI" means an undivided  interest in fee simple (as tenants in common with
      ---
all other undivided interest owners) in a lodging unit or group of lodging units at a Development.

     "Unpaid  Interest"  means,  as of any Payment Date, the amount,  if any, by
      ----------------
which Monthly Interest in respect of all prior Payment Dates exceeds the amount paid to Noteholders on such prior Payment Dates pursuant to Section 7.3(g), together with interest thereon until paid at the Note Rate.

     "Unpaid  Principal"  means, with respect to any Payment Date the amount, if
      -----------------
any, by which the sum of (a) the Note Principal Payment in respect of all prior Payment Dates and (b) the Contract Amortization Shortfall on the Amortization Commencement Date exceeds the amount paid to Noteholders on such prior Payment Dates pursuant to Section 7.3(k)(i).

     "VB" means Vacation Break U.S.A., Inc., a Florida corporation.
      --

     "VB Subsidiary" means any of the following  Subsidiaries of VB: Sea Gardens
      -------------
Beach and Tennis Resort, Inc., a Florida corporation; Vacation Break Resorts, Inc., a Florida corporation; Vacation Break Resorts at Star Island, Inc., a Florida corporation; Palm Vacation Group, a Florida general partnership; and Ocean Ranch Vacation Group, a Florida general partnership.

     "VOI" means the  underlying  ownership  interest  which is the subject of a
      ---
Contract,  which ownership  interest shall consist of (a) either a Fixed Week or
(b) a UDI.

     "VOI Regime" means any of the various interval ownership regimes located at
      ----------
Developments (a list of which shall be provided to the Trustee or Noteholders upon request), each of which is an arrangement, established under applicable state law, whereby all or a designated portion of a Development is made subject to a declaration permitting the transfer of VOIs therein, which VOIs shall in each case constitute real property under the applicable local law of each of the jurisdictions in which such regime is located.

          SECTION 1.2. Other Definitional Provisions.
                       -----------------------------

          (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

          (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.1, and accounting terms partly defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein shall control.

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Article, Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.


                                   ARTICLE II

                               GRANT OF COLLATERAL


          SECTION 2.1. Grant and Acceptance of Collateral.
                       ----------------------------------

     (a) Grant by Issuer. In order to secure the payment and performance in full
         ---------------
of all the Issuer's obligations to the Trustee and the Noteholders under this Agreement, each Purchase Agreement, each Contract Conveyance Document and the Notes, the Issuer hereby Grants to the Collateral Agent all the Issuer's rights, title, interests, claims and remedies and all other benefits whatsoever now existing or hereafter arising in, to, under or in respect of all of the Collateral, to have and to hold all the Collateral unto the Collateral Agent for the sole and exclusive benefit of the Trustee for the benefit of the Noteholders absolutely and forever, subject, however, to the terms of this Agreement. The Collateral Agent and Trustee are hereby specifically empowered to conduct any business dealings concerning the Collateral with FAC on behalf of the Issuer.

     (b)  Acceptance by Trustee and Collateral  Agent.  On the Closing Date, the
          -------------------------------------------
Collateral Agent shall deliver a certificate to Issuer substantially in the form of Exhibit "K" hereto acknowledging the Grant of the Collateral pursuant to the
   ----------
preceding Section 2.1(a) for the sole and exclusive benefit of the Trustee for the benefit of the Noteholders. The Trustee and Collateral Agent are directed to enter into the Collateral Agency Agreement pursuant to which Collateral Agent will act as agent for the benefit of the Trustee and the Noteholders for the purpose of maintaining a security interest in the Collateral.

     SECTION 2.2. Conditions to Closing.
                  ---------------------

     (a)  General.  On or before the  Closing  Date,  Issuer  shall  deliver the
          -------
following documents to the Trustee and each Noteholder:

          (i) An Officer's Certificate of Issuer substantially in the form of Exhibit "L" hereto.
-----------

          (ii) Such opinions of counsel for Issuer and FAC, including opinions from counsel in each jurisdiction in which Developments are located, as shall be requested by the Rating Agency or the Noteholders.

          (iii) (aa) Copies of resolutions of the Board of Directors of Issuer approving the execution, delivery and performance of this Agreement, the Notes, the Receivables Purchase Agreement, the Contract Conveyance Documents and the transactions contemplated hereunder and thereunder, certified by the secretary or any assistant secretary of Issuer, (bb) copies of resolutions of the Board of Directors of FAC approving the execution, delivery and performance of this Agreement, the Receivables Purchase Agreement and the transactions contemplated hereunder and thereunder, certified by the secretary or any assistant secretary of FAC, and (cc) copies of resolutions of the Board of Directors of FCI approving the execution, delivery and performance of the Receivables Purchase Agreement and the transactions contemplated thereunder, certified by the secretary or any assistant secretary of FCI.

          (iv) Officially certified recent evidence of due incorporation and good standing of each of Issuer and the Servicer under the laws of the jurisdiction of their incorporation, and evidence of Issuer's and the Servicer's respective good standing and authority to conduct business under the laws of Nevada.

          (v) The documents, certificates, opinions, agreements and instruments described on the List of Closing Documents attached as Exhibit "D" hereto
                                                             -----------
(including, without limitation, the Contract Schedule, giving effect to the Grant of Contracts contemplated to correspond with the Closing Date each in form and substance satisfactory to the Noteholders, and in each case where applicable
(x) duly executed by each of the parties thereto, (y) to the extent required in Exhibit "D" duly filed with the appropriate filing officer or other governmental
----------
authority of the listed jurisdiction, as evidenced by an appropriate acknowledgment evidencing that such filing is of record, and (z) dated and/or certified (as applicable) as of a date reasonably acceptable to the Noteholders.

          (vi) Evidence that all actions necessary to ensure the deposit in the Collection Account of all funds received by Servicer from Obligors from and after the Cut-off Date to the Closing Date have been taken.

          (vii) Evidence of deposit in the Reserve Account of the Reserve Account Requirement.

          (viii) A letter from the Rating Agency confirming that the Notes have been assigned a rating of "A."

          (ix) An Officer's Certificate of the Servicer identifying Servicing Officers in the form of Exhibit "M."
                        ----------

          (x) An Officer's Certificate of each of FAC and FCI in the form of Exhibit "N" stating that each Pledged Contract sold by it has been properly
----------
identified as an asset of Issuer and each related Contract File is complete in all material respects.

          (xi) A certificate from the Custodian to the Issuer, Trustee and Collateral Agent substantially in the form of Exhibit "O" hereto acknowledging
                                               ----------
its possession of the Contracts pursuant to the Custodial Agreement.

          (xii) The Overcollateralization Requirement has been satisfied.

          (xiii)  With  respect  to  all  Development   owned  by  FCI  and  its
Subsidiaries, not less than 70% of all Available VOI Units shall have been sold to Person other than FCI or any Affiliate of FCI.

          (xiv) Any other documents, certificates or opinions required pursuant to Section 5 of any Purchase Agreement or that the Noteholder(s) may reasonably request by written notice to Issuer (with a copy to the Trustee).

     (b)  Information  to  Trustee;  Contract  Schedule  and  Contract  Files to
          ----------------------------------------------------------------------
Trustee.  Not later than 12:00 noon, Las Vegas, Nevada time, on the day which is
-------
two Business Days prior to the Closing Date, Issuer or the Servicer shall (i) transmit to the Trustee and the Noteholders data with respect to the Contracts to be Granted to the Collateral Agent on the Closing Date in a form acceptable to the Trustee to enable it to perform its duties hereunder and (ii) deliver or cause to be delivered to the Trustee the Contract Schedule.

     (c) Incumbency Certificates.
         -----------------------

          (i) Concurrently with the execution and delivery of this Agreement, each of Issuer and the Servicer shall furnish to the Trustee, and from time to time hereafter may furnish to the Trustee, a certificate (each an "Incumbency Certificate") of the Secretary or an Assistant Secretary of such Person, certifying the incumbency and specimen signatures of their respective officers or employees (such officers and employees being hereinafter called "Authorized Representatives") authorized to act, and to give and receive instructions and notices, on behalf of such Person under this Agreement. Until the Trustee receives a subsequent Incumbency Certificate from the Issuer or Servicer, the Trustee shall be entitled to rely on the last such Incumbency Certificate delivered to the Trustee by such Person for purposes of determining its Authorized Representatives in the absence of actual knowledge by the Trustee that such Persons are no longer authorized.

          (ii) Concurrently with the execution and delivery of this Agreement, and from time to time hereafter, the Trustee shall deliver to Issuer and the Servicer a certificate of the Secretary or an Assistant Secretary certifying the incumbency and specimen signatures of the officers and employees of the Trustee authorized to act and to give and receive instructions or notices on behalf of the Trustee under this Agreement (each such officer or employee being hereinafter called "Trustee Designee"). Until the Issuer and the Servicer receive a subsequent certificate, such person may rely on the last such certificate delivered to it for the purposes of determining Trustee Designees in the absence of actual knowledge by Issuer or the Servicer that such Persons are no longer authorized.

          (d) Within 30 days following the Closing Date, the Issuer or Servicer shall deliver to the Nominees and Collateral Agent a notice identifying the Contracts which have been sold to Issuer pursuant to the Receivables Purchase Agreement and Granted to the Collateral Agent for the benefit of the Trustee and Noteholders pursuant to this Agreement

          SECTION 2.3. Reserved.
                       --------

          SECTION 2.4. Substitute Contracts from Reinvestment Account.
                       ----------------------------------------------

     (a) At least five Business Days prior to each Payment Date during the Reinvestment Period, the Issuer shall, to the maximum extent Eligible Contracts are available to it, designate by written notice to the Trustee and Collateral Agent additional Eligible Contracts having an aggregate unpaid principal balance as of the preceding Determination Date equal to the aggregate amount then on deposit in the Reinvestment Account to be substituted by the Issuer for cash in the Reinvestment Account. Such Substitute Contracts shall be Granted to the Collateral Agent on the Payment Date that follows the date of the Trustee's receipt of such notice (each such date, a "Collateral Substitution Date"); The first Collateral Substitution Date hereunder shall at the sole option of FAC occur on the first or second succeeding Payment Date following the Closing Date. Issuer agrees that not later than 12:00 noon, Las Vegas time, on the day that is two Business Days prior to the Collateral Substitution Date in respect of such Substitute Contracts, the Issuer or the Servicer shall have (i) transmitted to the Trustee data with respect to such Substitute Contracts in a form acceptable to the Trustee to enable it to perform its duties hereunder, (ii) delivered or caused to be delivered to the Trustee the Contract Schedule and (iii) delivered or caused to be delivered to the Custodian the Contracts being Granted on such Collateral Substitution Date. For purposes of this Section 2.4(a), (i) Eligible Contracts shall be deemed "available" to Issuer notwithstanding the fact that such Eligible Contracts are owned by, or pledged to secure indebtedness of, FCI or any of its Subsidiaries (excluding FCC, FFC I and FRC) ("Available
Contracts"), (ii) a Contract will be deemed to be an Eligible Contract if immediately after giving effect to the transfer thereof by FAC to FFC, such Contract would satisfy each of the eligibility criteria set forth in clauses
(a)-(z) of the definition of Eligible Contract and (iii) as of each Determination Date, FAC shall select Available Contracts for sale to the Issuer on the next succeeding Payment Date pursuant to the Receivables Purchase Agreement prior to selecting Available Contracts for sale to FRC pursuant to the terms of FRC's credit facility with EagleFunding Capital Corporation, and FAC shall cause such Contracts so selected to be sold to Issuer on such Payment Date.

     (b) On each Collateral Substitution Date in respect of any such Substitute Contracts, the Issuer shall Grant to the Collateral Agent all of the right, title and interest of the Issuer in and under the Substitute Contracts and related Transferred Assets.

     (c) On or prior to the Collateral Substitution Date in respect of such Substitute Collateral, the Issuer shall deliver to the Trustee, with a copy to each requesting Noteholder, the following documents:

          (i) a Supplemental Grant, dated as of the Collateral Substitution Date, Granting the Substitute Collateral;

          (ii) the applicable Contract Conveyance Documents with respect to such Substitute Contracts and Substitute Collateral;

          (iii) Evidence that all actions necessary to ensure the deposit in the Collection Account of all funds received by Servicer from Obligors from and after the Cut-off Date relating to the Collateral Substitution Date have been taken;

               (iv) Evidence of maintenance in the Reserve Account of the Reserve Account Requirement;

               (v) An Officer's Certificate of each of FAC and FCI in the form of Exhibit "N" stating that each Pledged Contract sold by it has been properly
   ----------
identified as an asset of Issuer and each related Contract File is complete in all material respects;

               (vi) a certificate from the Custodian substantially in the form of Exhibit "O" hereto acknowledging its possession of the Contracts and the
   ----------
Contract files pursuant to the Custodial Agreement; and

               (vii) Such documents of release of security interest in the Substitute Contract (including UCC partial releases of termination statements) as may be necessary to allow the Issuer to comply with the representations contained in Section 3.2(y) of this Agreement.

               (viii) Any other documents, certificates or opinions required pursuant to Section 5 of any Purchase Agreement or that the Noteholder(s) may reasonably request by written notice to Issuer (with a copy to the Trustee).

     (d) Following receipt of the foregoing documents by the Trustee, the Trustee shall on such Collateral Substitution Date, withdraw funds from the Reinvestment Account pursuant to Section 7.4 equal to 100% of the outstanding principal balance of the Substitute Contracts on and as of the applicable Cut-Off Date, which funds shall be delivered to the Issuer free and clear of the lien of this Agreement.

     (e) Within 30 days following each Collateral Substitution Date, the Issuer or Servicer shall deliver to the Nominees, the Collateral Agent and the Trustee a notice identifying the Substitute Contracts which have been sold to Issuer pursuant to the Receivables Purchase Agreement and Granted to the Collateral Agent for the benefit of the Trustee and Noteholders pursuant to this Agreement

     SECTION 2.5.  Authentication and Delivery of Notes. On the Closing Date, if
                   ------------------------------------
the conditions set forth in Section 2.2 of this Agreement have been satisfied (or have been waived by the Noteholders), Issuer shall execute and deliver to the Trustee, and the Trustee shall authenticate and deliver to the Noteholders, Notes in the aggregate principal amount of $49,848,474.90.

     SECTION 2.6. Servicer's Record of Contracts.  In connection with each Grant
                  ------------------------------
of Contracts hereunder, the Servicer agrees on or prior to the Closing Date or the relevant Collateral Substitution Date (i) to indicate in its computer files that such Contract has been Granted by the Issuer pursuant to this Agreement for the benefit of the Noteholders, and (ii) to deliver or cause to be delivered to the Trustee the Contract Schedule, which Contract Schedule will be periodically amended and updated upon the Grant of Substitute Contracts from time to time as required by the terms of this Agreement. The Contract Schedule or supplement thereto delivered on the Closing Date or any

Collateral Substitution Date shall be marked as Schedule "1" to this Agreement and is hereby incorporated into and made a part of this Agreement.

     SECTION 2.7. Confidentiality.  The Trustee hereby agrees not to disclose to
                  ---------------
any Person any of the names or addresses of the Obligor(s) under any Pledged Contract or other information contained in the Contract Schedule or the data transmitted to the Trustee hereunder, except as may be required by law, rule, regulation or order applicable to it or in response to any subpoena or other valid legal process or as may be necessary in connection with any request of any federal or state regulatory authority having jurisdiction over it or the National Association of Insurance Commissioners or in connection with the performance of its duties hereunder or to a Successor Servicer appointed pursuant to Section 13.2. The Trustee agrees to take such measures as shall be reasonably requested by Issuer of it to protect and maintain the security and confidentiality of such information. The Trustee shall use reasonable efforts to provide Issuer with written notice five days prior to any disclosure pursuant to this Section 2.7.

     SECTION 2.8. Confirmation of Representations and Warranties. Issuer and the
                  ----------------------------------------------
Servicer each agrees that its participation in the transactions contemplated herein on the Closing Date and on each Collateral Substitution Date shall constitute, without further act, a confirmation that each of its respective representations and warranties contained herein are true and correct on and as of such date as though made on and as of such date.


                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF ISSUER

     SECTION 3.1. Representations and Warranties Regarding Issuer. Issuer hereby
                  -----------------------------------------------
represents and warrants to the Trustee, the Collateral Agent and the Noteholders as of the date of this Agreement and the date of issuance of the Notes as follows:

     (a) Due Incorporation  and Good Standing.  The Issuer is a corporation duly
         ------------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under each of the Facility Documents to which it is a party. The Issuer is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such licenses and approvals would render any Pledged Contract unenforceable by the Issuer or would otherwise have a Material Adverse Effect.

     (b)  Due  Authorization  and  No  Conflict.  The  execution,  delivery  and
          -------------------------------------

performance by the Issuer of each of the Facility Documents to which it is a party, and the consummation of each of the transactions contemplated hereby and thereby, including, without limitation, the acquisition of the Pledged Contracts under the Receivables Purchase Agreement, and the making of the Grants contemplated hereunder, have in all cases been duly authorized by the Issuer by all necessary corporate action, do not contravene (i) the Issuer's charter or by-laws, (ii) any law, rule or regulation applicable to the Issuer, (iii) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, deed of trust, security agreement, bond, note, or other agreement or instrument binding on or affecting the Issuer or its property or
(iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Issuer or its property (except where such contravention would not have a Material Adverse Effect), and do not result in or require the creation of any Lien upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. Each of the other Facility Documents to which the Issuer is a party have been duly executed and delivered on behalf of the Issuer.

     (c)  Governmental  and  Other  Consents.  All  approvals,   authorizations,
          ----------------------------------
consents,  orders or other  actions  of,  and all  registration,  qualification, designation, declaration, notice to or filing with, any Person or of any governmental body or official required in connection with the execution and delivery of any of the Facility Documents to which the Issuer is a party, the consummation of the transactions contemplated hereby or thereby, the performance of and the compliance with the terms hereof or thereof, have been obtained, except where the failure so to do would not have a Material Adverse Effect, and each such required approval, authorization, consent, order, registration, qualification, designation, declaration, notice or filing is listed on Schedule
                                                                        --------
3  hereto  (or in the  case  of any  Grant  on a  Collateral  Substitution  Date
-
hereunder,  as set forth in any addendum to such  Schedule 3 hereto  prepared by
                                                  ----------
the Issuer and accepted by the Trustee, in the exercise of its sole discretion).

     (d) Enforceability of Facility Documents. Each of the Facility Documents to
         ------------------------------------
which the Issuer is a party have been duly and validly executed and delivered by the Issuer and constitute the legal, valid and binding obligation of the Issuer, enforceable in accordance with their respective terms, except as enforceability may be subject to or limited by Debtor Relief Laws or by general principles of equity (whether considered in a suit at law or in equity).

     (e) No Litigation.  There are no proceedings or investigations  pending or,
         -------------
to the best knowledge of the Issuer, threatened against the Issuer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any of the other Facility Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Facility Documents, (iii) seeking any determination or ruling that would adversely affect the performance by the Issuer of its obligations under this Agreement or any of the other Facility Documents, (iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement or any of the other Facility Documents, or (v) seeking any determination or ruling which would be reasonably likely to have a Material Adverse Effect.

     (f) Use of  Proceeds.  All  proceeds of the  issuance of the Notes shall be
         ----------------
used by the Issuer exclusively to fund the Purchase from the Seller under the Receivables Purchase Agreement, or to otherwise fund costs and expenses permitted to be paid under the terms of the Facility Documents in connection with the transactions contemplated to take place hereunder on or about the Closing Date or on any Collateral Substitution Date occurring thereafter.

     (g) Perfection of Security Interests in Collateral.
         ----------------------------------------------

                  (i) Payment of principal and interest on the Notes and the prompt observance and performance by the Issuer of all of the terms and provisions of this Agreement are secured by the Collateral. Upon the issuance of the Notes, the Collateral Agent, on behalf of the Trustee and the Noteholders, shall have a legal, valid, perfected and enforceable Lien upon and first priority security interest in the Collateral, as security for the repayment of the Notes, which Lien upon and security interest in the Collateral is free and clear of all Liens (other than any Permitted Encumbrances on the related VOIs); and

                  (ii) Upon the issuance of the Notes, the Issuer shall have a legal, valid and perfected ownership interest in, and good title to, the Collateral which interest in and title to the Collateral is free and clear of all Liens (other than the Lien of this Agreement and any Permitted Encumbrances).

         (h)  Accuracy of  Information.  All  certificates,  reports,  financial
              ------------------------
statements and any other written information furnished by or on behalf of the Issuer to the Noteholders, the Trustee or the Collateral Agent at any time pursuant to any requirement of, or in response to any request of any such party under this Agreement or any other Facility Document or any transaction contemplated hereby or thereby, have been, and all such certificates, reports, financial statements and any other written information hereafter furnished by the Issuer to such parties will be, true and accurate in every respect material to the transactions contemplated hereby on the date as of which any such certificate, report, financial statement or similar writing was or will be delivered, and shall not omit to state any material facts or any facts necessary to make the statements contained therein not materially misleading.

         (i)  Governmental  Regulations.  The  Issuer is not (1) an  "investment
              -------------------------
company"  or a company  controlled  by an  `investment  company'  registered  or required to be registered under or the Investment Company Act of 1940, as amended, (2) a "public utility company" or a "holding company," a "subsidiary company" or an "affiliate" of any public utility company within the meaning of
Section 2(a)(5), 2(a)(7), 2(a)(8) or 2(a)(11) of the Public Utility Holding Company Act of 1935, as amended, or (3) otherwise subject to any other federal or state statute or regulation limiting its ability to incur or pay indebtedness.

         (j) Margin  Regulations.  The Issuer is not engaged,  principally or as
             -------------------
one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each of the quoted terms is defined or used in any of Regulations T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time). No part of the proceeds of any of the Notes has been used for so purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of any of Regulations T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         (k)  Location of Chief  Executive  Office and  Records.  As of the date
              -------------------------------------------------
hereof, the principal place of business and chief executive office of the Issuer and the office of Servicer where the Servicer maintains all of its Records, is located at 7730 West Sahara Avenue, Suite 105, Las Vegas, Nevada 89117, and neither the Issuer nor Servicer operates its business or maintains the Records at any other locations and there have been no other such locations outside the city of Las Vegas, Nevada during the previous six months (except that a predecessor Corporation which was merged into the Servicer maintained its principal place of business in Pulaski County, Arkansas until July 13, 1998). At any time after the Closing Date, upon 30 days' prior written notice to the Trustee and the Collateral Agent, the Issuer may relocate its principal place of business and chief executive office, and/or the office where the Issuer maintains all of its Records, to such other locations within the United States where all action required by Section 4.2(t) shall have been taken and completed.

         (l)  Lock-Box  Accounts.  Except  in the case of any  Lock-Box  Account
              ------------------
pursuant to which only Collections subject to a PAC or Credit Card Account are deposited, the Issuer has filed or has caused FAC or FCI to file a standing delivery order with the United States Postal Service authorizing each Lock-Box Bank to receive mail delivered to the related Post Office Box. The account numbers of all Lock-Box Accounts, together with the names, addresses, ABA numbers and names of contact persons of all the Lock-Box Banks maintaining such Lock-Box Accounts and the related Post Office Boxes, are specified in Exhibit
                                                                         -------
"F." From and after the Closing Date, none of FCI, the Seller or the Issuer have
 -
any right, title and/or interest in or to any of the Lock-Box Accounts or the Post-Office Boxes and maintain no lock-box accounts in their own names for the collection of Payments in respect of Pledged Contracts. The Issuer has no other lock-box accounts for the collection of Payments in respect of Pledged Contracts except for the Lock-Box Accounts.

         (m) No Trade Names.  The Issuer has no trade names,  fictitious  names,
             --------------
assumed names or "doing business as" names, and has not had any such names during the past four months.

         (n)  Separate  Identity.  The Issuer is operated as an entity  separate
              ------------------
from each of FAC, FCI and their respective other Affiliates and (i) has its own board of directors, (ii) has at least one independent director, who is (A) reasonably acceptable to the Noteholders, (B) not a direct, indirect or beneficial  stockholder,  officer,  director,  employee,  affiliate,  associate, customer or supplier of any of FAC, FCI or any of their respective Affiliates (other than, in the case of the Issuer, directors thereof) or relatives of any thereof, nor trustees in bankruptcy for any thereof and (C) an individual with at least three years' prior experience in transactions involving the securitization of financial assets, including prior experience as an independent director for a corporation (other than the Issuer) whose charter documents require the unanimous consent of all independent directors before such corporation could file a bankruptcy proceeding or consent to the institution of bankruptcy proceedings against it, (iii) maintains its assets in a manner which facilitates their identification and segregation from those of its Affiliates, and has a separate telephone number from that of each of FAC, FCI and any of their respective Affiliates, (iv) has all office furniture, fixtures and equipment necessary to operate its business and such furniture, fixtures and equipment are either owned by the Issuer or leased pursuant to written leases,

(v) conducts all intercompany transactions with each of FAC, FCI and their respective Affiliates (other than the Issuer) on terms which the Issuer reasonably believes to be on an arm's-length basis, (vi) has not guaranteed any obligation of any of FCI, FAC or any of their respective Affiliates, nor has it had any of its obligations guaranteed by any such entities and has not held itself out as responsible for debts of any such entity or for the decisions or actions with respect to the business and affairs of any such entity, (vii) has not permitted the commingling or pooling of its funds or other assets with the assets of any of FCI, FAC or any of their respective Affiliates (other than in respect of items of payment which are not material in the aggregate and which have been mistakenly forwarded by an Obligor directly to any of FCI, FAC or any of their respective Affiliates, or deposited into a lock-box account maintained for the benefit of BKB under its various credit arrangements with FCI and/or
FAC), (viii) has separate deposit and other bank accounts to which none of FCI, FAC or any of their respective Affiliates has any access and does not at any time pool any of its funds with those of FCI, FAC or any of their respective Affiliates, (ix) maintains financial records which are separate from those of FCI, FAC or any of their respective Affiliates, (x) compensates all employees, consultants and agents, or reimburses each of FCI or FAC, as the case may be, from the Issuer's own funds, for services provided to the Issuer by such employees, consultants and agents other than the services covered under the terms of the Administrative Services Agreement, (xi) has agreed with each of FCI and FAC pursuant to the terms of the Administrative Services Agreement to allocate among themselves shared corporate operating services and expenses which are not reflected in the Servicing Fee (including, without limitation, the services of shared employees, consultants and agents, and reasonable legal and auditing expenses) on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to actual use or the value of services rendered, (xii) pays for its own account any incidental administrative costs and expenses not covered under the terms of the Administrative Services Agreement, (xiii) conducts all of its business (whether in writing or orally) solely in its own name, (xiv) is not, directly or indirectly, named as a direct or contingent beneficiary or loss payee on any insurance policy covering the property of any of FCI, FAC, or any of their respective Affiliates and has entered into no agreement to be named as such a beneficiary or payee, (xv) acknowledges that the Noteholders, the Trustee and the Collateral Agent are entering into the transactions contemplated by this Agreement and the other Facility Documents in reliance on the Issuer's identity as a separate legal entity from each of FCI, FAC and each of their respective Affiliates, and (xvi) practices and adheres to corporate formalities such as complying with its By-laws and corporate resolutions and the holding of regularly scheduled board of directors meetings.

         (o)  Subsidiaries.  The Issuer has no Subsidiaries  and does not own or
              ------------
hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person. The Issuer does not and has not acted as the agent for FCI, FAC or any of their Affiliates with respect to any matter.

         (p) Facility Documents.  The Receivables Purchase Agreement is the only
             ------------------
agreement pursuant to which the Issuer purchases Contracts, other Transferred Assets or any other assets of a similar nature. The Issuer has furnished to each of the Noteholders, the Trustee and the Collateral Agent, true, correct and complete copies of each Facility Document to which the Issuer is a party, each of which is in full force and effect. Neither the Issuer nor any Affiliate thereof is in default of any of its obligations thereunder in any material respect. Upon each Purchase pursuant to the Receivables Purchase Agreement, the Issuer shall be the lawful owner of, and have good title to, each Pledged Contract and all of the Collateral relating thereto, free and clear of any Liens (other than the Lien of this Agreement and any Permitted Encumbrances on the related VOIs). All such Pledged Contracts and other Collateral are purchased without recourse to the Seller except as described in the Receivables Purchase Agreement. The Purchases by the Issuer under the Receivables Purchase Agreement constitute valid and true sales and transfers for consideration (and not merely a pledge of assets for security purposes), enforceable against creditors of each of FCI and FAC and no Pledged Contracts or related Collateral shall constitute property of the Seller.

         (q)  Business.  Since its  incorporation,  the Issuer has  conducted no
              --------
business other than the execution, delivery and performance of the Facility Documents contemplated hereby, the Purchase of Eligible Contracts thereunder, and such other activities as are incidental to the foregoing. The Issuer has incurred no Debt except that expressly incurred hereunder and under the other Facility Documents.

         (r)  Ownership  of  the  Issuer.  One  hundred  percent  (100%)  of the
              --------------------------
outstanding capital stock of the Issuer is directly owned (both beneficially and of record) by FAC. Such stock is validly issued, fully paid and nonassessable and there are no options, warrants or other rights to acquire capital stock from the Issuer.

         (s) Taxes. The Issuer has timely filed or caused to be timely filed all
             -----
federal, state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Issuer has set aside adequate reserves on its books in accordance with GAAP and which proceedings have not given rise to any Lien.

         (t) Solvency. The Issuer, both prior to and after giving effect to each
             --------
Purchase, (including, without limitation, the Purchase contemplated to take place in connection with the Closing Date) (i) is not "insolvent" (as such term is defined in ss.101(32)(A) of the Bankruptcy Code); (ii) is able to pay its debts as they become due; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

         (u) Reporting and Accounting Treatment. For tax and other reporting and
             ----------------------------------
accounting purposes, and in its books of account and records, the Issuer will treat the Purchase of each Pledged Contract pursuant to the Receivables Purchase Agreement as a purchase of, or absolute assignment of, the Seller's full right, title and ownership interest in each such Pledged Contract, and the Issuer has not in any other manner accounted for or treated the transactions.

         (v) Reserved.
             --------

         (w) ERISA.  There has been no (i) occurrence or expected  occurrence of
             -----
any Reportable Event with respect to any Plan of the Issuer or any ERISA Affiliate, or any withdrawal from, or the termination, Reorganization or Plan Insolvency of any Multiemployer Plan, or (ii) institution of proceedings or the taking of any other action by PBGC or the Issuer or any ERISA Affiliates or any such Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Plan Insolvency of, any such Plan.

         (y) No Adverse Selection. No selection procedures adverse to any of the
             --------------------
Noteholders, the Trustee or Collateral Agent have been employed by any of the Originators, the Seller or the Issuer in selecting (i) the Contracts for inclusion in the Contract Pool on any Contract Grant Date, or (ii) Contracts granted to the Collateral Agent pursuant to Section 3.5 as "Remarketed Contracts".

         (z) FairShare Plus Program.
             ----------------------

                  (i) On any date of determination, for each VOI Regime for which the constituent VOIs are comprised primarily of UDIs, the ratio of (a) the total number of Points actually allocated to a VOI Regime pursuant to the Fair Share Plus Program at such time for the next succeeding twelve month period, divided by (b) the total number of Points which are allocable to available
-------  --
occupiable space in such VOI Regime over such twelve month period does not exceed a ratio of 1.0 to 1.0.

                  (ii) On any date of determination, for each owner of a UDI who is a member of the FairShare Plus Program, the ratio of (a) the number of Points allocated to such owner in a VOI Regime in return for assigning his VOI to the FairShare Plus Program trust divided by (b) the total number of Points assigned
                             ------- --
to all UDI owners in such VOI Regime does not exceed the percentage of such owner's undivided interest in such VOI Regime as described in such owner's Contract (and related deed).

     (aa) No Material Adverse Effect. No event or circumstance having a Material
          --------------------------
Adverse Effect has occurred since the Balance Sheet Date.

     (bb) Servicer Default. No Servicer Default has occurred and is continuing.
          ----------------

     (cc) POA Reserves.  The capital  reserves and maintenance fee levels of the
          ------------
POAs related to each VOI Regime are adequate in light of the operating requirements of such POAs.

         The  representations  and  warranties  of the  Issuer set forth in this
Section 3.1 shall be deemed to be remade, without further act by any Person, on and as of each Contract Grant Date. The representations and warranties set forth in this Section 3.1 shall survive the Grant of the Pledged Contracts by the Issuer to the Collateral Agent.

     SECTION 3.2. Representations and Warranties Regarding Each Pledged Contract
                  --------------------------------------------------------------
in the  Contract  Pool.  The  Issuer  represents  and  warrants  to  each of the
----------------------
Noteholders, the Trustee and the Collateral Agent, as to each Pledged Contract, that:

         (a)  Eligibility.  Such Contract is an Eligible Contract.
              -----------

         (b)  Contract  Schedule.  The  information  set  forth in the  Contract
              ------------------
Schedule is true and correct with respect to such Contract.

         (c) No  Waivers.  The  terms of such  Contract  have  not been  waived,
             -----------
altered, modified, or extended in any respect, without the prior written consent of the Majority Holders, other than (i) extensions which are Permitted
Deferrals, (ii) modifications entered into in accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments and (iii) modifications in the applicability of a PAC (which modification will, among other things, result in a change in the relevant Contract Rate).

         (d) Binding  Obligation.  Such Contract is the legal, valid and binding
             -------------------
obligation of the Obligor thereunder and is enforceable against the Obligor in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, or by general principles of equity (whether considered in a suit at law or in equity).

         (e)  No  Defenses.  Such  Contract  is not  subject  to  any  right  of
              ------------
rescission, setoff, counterclaim or defense, including, without limitation, the defense of usury, the operations of any of the terms of such Contract or the exercise of any right thereunder will not render such Contract unenforceable in whole or in a manner materially affecting the value or collectibility of such Contract, or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

         (f) No Excess  Concentration  Reserve. The inclusion of the Contract in
             ---------------------------------
the Contract Pool will not result in an Excess Concentration Reserve.

         (g) Lawful  Assignment.  Such Contract was not originated in and is not
             ------------------
subject to the laws of any jurisdiction the laws of which would make the transfer of the Contract under the Receivables Purchase Agreement or the Grant of such Contract under this Agreement unlawful.

         (h)  Compliance  with Law. The  requirements  of any federal,  state or
              --------------------
local law (including, without limitation, usury, truth in lending and equal credit opportunity laws) applicable to such Contract have been complied with. The VOI Regime related to such Contract is in compliance with any and all applicable zoning and building laws and regulations and any other laws and regulations relating to the use and occupancy of such VOI Regime, except where such noncompliance would not have a Material Adverse Effect. None of the Issuer, FAC or FCI has received notice of any material violation of any legal requirements applicable to such VOI Regime, except where such noncompliance would not have a Material Adverse Effect. The VOI Regime related to such Contract complies with all applicable state statutes including, without limitation, condominium statutes, time share statutes, HUD filings relating to interstate land sales (if applicable), and the requirements of any governmental authority or local authority having jurisdiction and constitutes a valid and conforming condominium and time share regime under the laws of the State where the related Development is located, except where such noncompliance would not have a Material Adverse Effect.

     (i)  Contract in Force.  Such  Contract is in full force and effect and has
          -----------------
not been satisfied in whole or in part, or rescinded.

     (j) No Subordination. Such Contract has not been subordinated, satisfied or
         ----------------
rescinded in whole or in part.

     (k)  Capacity of  Parties.  All parties to such  Contract  had  capacity to
          --------------------
execute the Contract.

     (l) Good Title.  The Issuer has good and marketable  title to such Contract
         ----------
free and clear of any Lien (other than the Lien of this Agreement). The Issuer has not sold, assigned or pledged such Contract to any Person other than the Collateral Agent. As to the related VOI, either, (i) a generally accepted form of title insurance policy, insuring the fee estate ownership of the real property subject to the VOI Regime by the Persons owning the respective interests therein, and their successors and assigns was effective at the time an Originator acquired the VOI at the time of registration of the VOI Regime, is valid and remains in full force and effect, and was issued by a title insurer qualified to do business in the applicable jurisdiction; or (ii) at the time an Originator acquired the VOI or at the time of registration of the VOI Regime, such fee estate ownership had been verified by an attorney's opinion of title, the form and substance of which is of a type acceptable for purposes of registration of sales of VOI, and which may be relied upon by Persons subsequently owning the respective interests therein, and their successors and assigns. The Issuer has not sold, assigned or pledged its interest in the related VOI to any Person other than the Collateral Agent, and the Issuer's right, title and interest therein is free of any Liens (other than any of the Lien of this Agreement or any Permitted Encumbrances).

     (m) No Defaults.  As of the  relevant  Cut-Off  Date,  there is no default,
         -----------
breach, violation or event permitting acceleration existing under the Contract and no event which, with the giving of notice or the expiration of any grace or cure period or both, would constitute such a default, breach, violation or event permitting acceleration under such Contract (after giving effect to any Permitted Deferrals). None of the Issuer, FAC or FCI has waived any such default, breach, violation or event permitting acceleration without obtaining the prior written consent of the Majority Holders.

     (n) Equal  Installments.  Such  Contract  has a fixed rate of interest  and
         -------------------
provides for payments which fully amortize the loan over its term. Interest accrues on such Contract on an actuarial (i.e., pre-computed) basis utilizing a simple interest calculation.

     (o) Original  Contracts.  All original executed copies of such Contract (or
         -------------------
if the Contract and promissory note are contained in separate documents, an original of the promissory note) are in the custody of the Custodian, except to the extent otherwise permitted pursuant to Section 3.2(v) hereof.

     (p) Reserved.
         --------

     (q)   Contract   Form/Governing   Law.   Such   Contract  was  executed  in
           -------------------------------
substantially the form of one of the forms of Contract attached hereto as Exhibit "Q" (as such Exhibit "Q" may be amended from time to time with the
-----------            -----------
consent of the Majority Holders in the exercise of their reasonable discretion in connection with the Grant of Contracts originated at a Development with respect to which Contracts have not previously been Granted to the Collateral Agent hereunder), except for changes required by applicable law and certain other modifications which do not, individually or in the aggregate, affect the enforceability or collectibility of such Contract. In addition, such Contract was originated in and is governed by the laws of the State in which the related Development is located, and each such State is a jurisdiction as to the law of which the Issuer shall have, on or before the relevant Contract Grant Date, delivered to the Trustee and the Noteholders an Opinion of Counsel regarding the enforceability of the form or forms of Contract used in such jurisdiction and such other matters as the Majority Holders shall reasonably request, and such Contract is substantially in the form of one of the forms of Contract attached as an exhibit to such opinion.

     (r) No Event of Default.  No Event of Default, or any event which, with the
         -------------------
passage of time or the giving of notice, or both, will give rise to an Event of Default, will occur as a result of the Grant of such Contract by the Issuer to the Collateral Agent on the applicable date of Grant.

     (s)  Interest in Real  Property.  The VOI  underlying  such  Contract is an
          --------------------------
interest in real property consisting of either a Fixed Week or UDI and in each case such VOI has been deeded to the Nominee pursuant to the terms of one of the Title Clearing Agreements, or has been deeded to the relevant Obligor in accordance with the requirements of the applicable Contract or applicable law.

     (t) Environmental Compliance. Each VOI Regime related to a Pledged Contract
         ------------------------
is now, and at all times during FCI's (or any Affiliate of FCI's) ownership thereof has been free of contamination from any substance, material or waste identified as toxic or hazardous according to any federal, state or local law, rule, regulation or order governing, imposing standards of conduct with respect to, or regulating in any way the discharge, generation, removal, transportation, storage or handling of toxic or hazardous substances, materials or waste or air or water pollution (hereinafter referred to as "Environmental Laws"), including,
                                                ------------------
without limitation, any PCB, radioactive substance, methane, asbestos, volatile hydrocarbons, petroleum products or wastes, industrial solvents or any other material or substance which now or hereafter may cause or constitute a health, safety or other environmental hazard to any person or property (any such substance together with any substance, material or waste identified as toxic or hazardous under any Environmental Law now in effect or hereinafter enacted shall be referred to herein as "Contaminants"). Neither FCI nor any Affiliate of FCI
                           ------------
has caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any Contaminant onto any property comprising or adjoining any of the VOI Regimes, and neither FCI nor any Affiliate of FCI nor any Obligor or occupant of all or part of any of the VOI Regimes is now or has been involved in operations at any VOI Regime which could lead to liability for FCI, the Issuer, any other Affiliate of FCI or any other owner of any VOI Regime or the imposition of a lien on such VOI Regime under any Environmental Law. No practice, procedure or policy employed by FCI (or any Affiliate of FCI) in the case of POAs in which FCI acts as the manager, and to the best knowledge of Issuer, by the manager of the POAs, in the case POAs managed by parties unaffiliated with FCI, violates any Environmental Law which, if enforced, would reasonably be expected to (i) have a material adverse effect on such POA or the ability of such POA to do business, (b) have a material adverse effect on the financial condition of the POA or (c) constitute grounds for the revocation of any license, charter, permit or registration which is material to the conduct of the business of the POA.

     Except as set forth on Schedule 5 hereto,  all property  owned,  managed or
                            ----------
controlled by FCI (or any Affiliate of FCI) and located within a Development is now, and has at all times during FCI's (or any Affiliate of FCI's) ownership, management or control thereof been free of contamination from any Contaminant. Except as set forth on Schedule 5 hereto, neither FCI nor any Affiliate of FCI
                       ----------
has caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any Contaminant onto any property comprising or adjoining any of the Developments, and neither FCI nor any Affiliate of FCI nor any Obligor or occupant of all or part of any Development is now or has been involved in operations at any Development which could lead to liability for FCI, the Issuer, any other Affiliate of FCI or any other owner of any Development or the imposition of a lien on such Development under any Environmental Law. None of the matters set forth on Schedule 5 will have a Material Adverse Effect. Each
                         ----------
Development, and the present use thereof, does not violate any Environmental Law, so as to materially adversely affect the value or use of such Development or the performance by the POAs of their respective obligations under their applicable declarations, articles or similar charter documents. There is no condition presently existing, and to the best knowledge of Issuer, no event has occurred or failed to occur concerning the Development relating to any Contaminants or compliance with any Environmental Laws which would reasonably be expected to materially adversely affect the present use of such Development or the financial condition or business operations of the Development or which would have a Material Adverse Effect.

     (u) Tax Liens.  All taxes  (including,  without  limitation,  mortgage  and
         ---------
transfer taxes) applicable to such Contract and the related VOI have been paid. There are no delinquent tax liens in respect of the VOI underlying such Contract.

     (v) Contract Files. The related Contract File contains:
         --------------

          (i) other than in the case of Contracts described in clause (ii) below, at least one original of each Pledged Contract (or if the Contract and promissory note are contained in separate documents, an original of the promissory note); except that this requirement shall not apply in the case of an original Contract which has been removed from the Contract File for the performance of collection services and other routine servicing requirements in accordance with Section 4.1(n), and

          (ii) in the case of any Contracts relating to VOIs located in Developments in North Carolina or South Carolina, where two originals of a Pledged Contract have been executed, one such original Contract, and the original Contract not in the file contains the following legend (whether by stamp or otherwise) on the face thereof;

     "THIS COPY IS ONE OF TWO ORIGINALS, AND WAS EXECUTED SOLELY FOR RECORDATION, TO THE EXTENT THAT POSSESSION OF THIS CONTRACT IS REQUIRED TO TRANSFER OR PERFECT A TRANSFER OF ANY INTEREST IN OR TO THIS CONTRACT, POSSESSION OF THE OTHER ORIGINAL HEREOF IS REQUIRED", and

          (iii) in the case of any Contracts in respect of which the related VOI has been deeded out to the relevant Obligor:

          (A) a copy of the deed for the related VOI, and

          (B) the original of any related recorded or unrecorded Mortgage (or a copy of such recorded Mortgage, if the original of the recorded Mortgage is unavailable) (other than in the case of any Contract with respect to which the relevant Mortgage and/or deed is outside the Contract File for purposes of recording such Mortgage in the relevant local real property recording office, but only to the extent that: (x) such Mortgage and copy of deed shall not have been outside of the relevant Contract File for such purposes for more than (1) 180 days from the relevant Contract Grant Date (in the case of Contracts relating to VOIs located in the State of Florida), and
     (2) 180 days from the date on which the related VOI is required to be deeded to an Obligor (in the case of Contracts relating to VOIs located in any Development in any other State), and (y) unless and to the extent waived by the Majority Holders in writing, the Servicer shall retain in its files (and provide copies of same to the Trustee or Noteholders upon request) certificates from FCI's applicable title agents in Florida to the effect that the Mortgage in question has been delivered for purposes of recordation to the appropriate local real property recording office (in the case of Contracts relating to VOIs located in the State of Florida).

     (w) Lock-Box Accounts. The Obligor of such Contract either
         -----------------

          (1) shall have been instructed, pursuant to the Servicer's routine distribution of a periodic statement to such Obligor next succeeding

          (A)  the  Closing  Date  or  any  Collateral   Substitution  Date  (as
     applicable), or

          (B) the day on which a PAC or Credit Card Account ceased to apply to such Contract, in the case of a Pledged Contract formerly subject to a PAC or Credit Card Account,

but in no event later than the then next succeeding due date for Payment under the related Pledged Contract, to remit Payments thereunder to a Post Office Box for credit to a Lock-Box

Account, or directly to a Lock-Box Account, in each case maintained at a Lock-Box Bank pursuant to the terms of a Lock-Box Agreement substantially in the form of Exhibit "F" hereto, or
        ----------

          (2) has entered into a PAC or Credit Card Account, pursuant to which a deposit account of such Obligor is made subject to a pre-authorized debit in respect of Payments as they become due and payable, and the Issuer has taken, and has caused each of the Servicer, a Lock-Box Bank and/or the Trustee, to take, all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account.

          (x) [reserved]

          (y)  Perfection  of  Security  Interest.  On and  after  the  relevant
               ----------------------------------
Contract Grant Date:

               (i) The Issuer shall have a legal, valid and perfected ownership interest in, and good and marketable title to, the Contract and the other Transferred Assets, which interest in and title to the Contract is free and clear of all Liens (other than the Lien in favor of the Collateral Agent and Permitted Encumbrances); and

               (ii) The Collateral Agent shall have a legal, valid, perfected and enforceable Lien upon and first priority security interest in, to and under such Contract and the other Transferred Assets, which Lien upon and security interest in, to and under such Contract is free and clear of all Liens (other than the Lien in favor of the Collateral Agent and Permitted Encumbrances).

          (z)   Recordation  of   Assignments.   The  Servicer  has  caused  all
                -----------------------------
Assignments of Mortgages relating to Mortgages Granted to the Collateral Agent on each Contract Grant Date to be recorded or delivered for recordation in accordance with Section 3.2(v), simultaneously with the related Mortgage to the proper office in the State where the related VOI is located; provided that such recordation of the Assignment of Mortgage shall only have occurred to the extent that such VOI is located in Developments in a State other than Florida.

         All of the representations and warranties of the Issuer set forth in this Section 3.2 shall be deemed to be made, without further act by any Person, on and as of the applicable Cut-Off Date with respect to each Contract Grant Date (including, without limitation, the Contract Grant Date expected to correspond to the Closing Date), with respect to each Contract Granted by the Issuer on and as of each such date. In addition, each of the representations and warranties of the Issuer set forth in the following subsections of this Section
3.2 shall be deemed to be remade, without further act by any Person, on and as of each Business Day hereunder occurring prior to the Termination Date: subsections (a) (but only with respect to the eligibility criteria set forth in the definition of "Eligible Contract" at clauses (a), (b), (c), (d), (g), (h),
(l), (m),  (o),  (q),  (r), (t), (v) and (w) thereof),  (c), (d), (e), (h), (i),
(j),  (l),  (n),  (o),  (t),  (u),  (v),  (w),  (x),  (y)  and  (z).  All of the
representations and warranties set forth in this Section 3.2 shall survive the Grant of the respective Contracts by the Issuer to the Collateral Agent.

         SECTION 3.3  Representations  and  Warranties  Regarding  the  Contract
                      ----------------------------------------------------------
Files. The Issuer  represents and warrants to each of the Collateral  Agent, the
-----
Trustee and the Noteholders, as to each Pledged Contract, that:

         (a) Possession.  On or prior to each Contract Grant Date, the Custodian
             ----------
has possession of each original Pledged Contract (or if the Contract and promissory note are contained in separate documents, an original of the promissory note) and the related Contract File, and has acknowledged receipt of such Pledged Contract, and its undertaking to act as bailee for purposes of perfection of the Collateral Agent's interests in such original Pledged Contract and the related Contract File (provided, however, that the fact that any of the
                               --------   -------
Contracts not required to be in its respective Contract File pursuant to Section 4.02(v) hereof is not in the possession of the Custodian in its respective Contract File does not constitute a breach of this representation).

         (b) Marking  Records.  On or before each Contract Grant Date,  both the
             ----------------
Issuer and FAC shall have caused the portions of the computer files relating to the Pledged Contracts Granted on such date to the Collateral Agent to be clearly and unambiguously marked to indicate that such Pledged Contracts constitute part of the Collateral Granted by the Issuer in accordance with the terms of this Agreement. In addition, prior to each such Grant, each such Pledged Contract shall have been clearly and unambiguously stamped or marked as follows:

         "This Contract is part of the Collateral under, and a first priority security interest herein is held by BankBoston, N.A. ("BKB") as collateral agent for each of the secured parties under, the Collateral Agency Agreement dated as of January 15, 1998 among BKB and each of the secured parties named therein."

         The  representations  and  warranties  of the  Issuer set forth in this
Section 3.3 shall be deemed to be remade, without further act by any Person, on and as of each Contract Grant Date with respect to each Contract Granted by the Issuer on and as of each such date. The representations and warranties set forth in this Section 3.3 shall survive any Grant of the respective Contracts by the Issuer.

          SECTION 3.4. Rights of Obligors and Release of Contract Files.
                       ------------------------------------------------

         (a) Notwithstanding any other provision contained in this Agreement, including the Collateral Agent's, Trustee's and Noteholders' remedies pursuant hereto and pursuant to the Collateral Agency Agreement, the rights of any Obligor to any VOI subject to a Pledged Contract shall, so long as such Obligor is not in default thereunder, be superior to those of the Collateral Agent, the Trustee and the Noteholders, and neither shall the Collateral Agent, the Trustee nor the Noteholders, so long as such Obligor is not in default thereunder, interfere with such Obligor's use and enjoyment of the VOI subject thereto.

         (b) If pursuant to the terms of this Agreement, the Collateral Agent, the Trustee or the Noteholders shall acquire through foreclosure the Issuer's interest in any portion of the VOI subject to a Pledged Contract, the Collateral Agent, the Trustee and the Noteholders hereby specifically agree to release or cause to be released any VOI from any Lien of the Collateral Agent, the Trustee and the Noteholders upon the request of the Obligor (including such Obligor's heirs, successors and assigns) to the Pledged Contract, upon completion of all payments and the performance of all the terms and conditions required to be made and performed by such Obligor under such Pledged Contract, and each of the Collateral Agent, the Trustee and the Noteholders hereby consent to any such release by, or at the direction of, the Collateral Agent.

         (c) At such time as an Obligor has paid in full the purchase price or the requisite percentage of the purchase price for deeding pursuant to a Pledged Contract and has otherwise fully discharged all of such Obligor's obligations and responsibilities required to be discharged as a condition to deeding, the Servicer shall notify the Collateral Agent by a certificate substantially in the form attached hereto as Exhibit R (which certificate shall include a statement to the effect that all amounts received in connection with such payment have been deposited in the Collection Account) of a Servicing Officer and shall request delivery to it from the Custodian of the related Contract Files. Upon receipt of such certificate and request or at such earlier time as is required by applicable law, the Collateral Agent (a) shall be deemed, without the necessity of taking any action, to have approved release by the Custodian of the Contract Files to the Servicer (in all cases in accordance with the provisions of the Custodial Agreement), (b) shall be deemed to approve the release by the Nominee of the related deed of title, and any documents and records maintained in connection therewith, to the Obligor as provided in the Title Clearing Agreement, provided that title to the VOI has not already been deeded to the Obligor, and/or (c) shall execute such documents and instruments of transfer and assignment and take such other action as is necessary to release its interest in the VOI subject to deeding (in the case of any Pledged Contract which has been paid in full). If a deed has been delivered to an Obligor and such Obligor's obligations and responsibilities are not fully discharged, the Servicer shall cause such Obligor to execute a Mortgage in favor of FCI encumbering the related VOI, each of FCI, FAC and the Issuer shall cause such Mortgage to be promptly collaterally assigned to the Collateral Agent pursuant to one or more Assignments of Mortgage (each such Mortgage constituting additional Collateral granted by the Issuer hereunder), and the Servicer shall, promptly following the execution of each such Assignment of Mortgage cause each such Assignment of Mortgage to be recorded in all proper offices; provided that no such Assignment of Mortgage shall be required to be filed with respect to VOIs located in Developments in the State of Florida. The Servicer shall cause each Contract File or any document therein so released which relates to a Pledged Contract for which the Obligor's obligations have not been fully discharged to be returned to the Custodian for the sole benefit of the Collateral Agent when the need therefor by the Servicer no longer exists.

          SECTION 3.5. Release of Defective  Contracts,  Defaulted Contracts and
                       ---------------------------------------------------------
Overconcentration Contracts.
---------------------------

         (a)      Subject to Section 3.5(b), Issuer shall

               (i) cause the release of any Pledged Contract from the Lien of this Agreement by paying the Trustee the Release Price therefor on the first Payment Date (the "Notice Payment Date") occurring in the month following the month in which Issuer has become aware, or has received written notice from the Trustee or any Noteholder, of any uncured breach of a representation or warranty of Issuer in Sections 3.2 or 3.3 in respect of such Pledged Contract (each such Pledged Contract, a "Defective Contract" and each such date, a "Defective Contract Release Date"); and

               (ii) cause either of FAC or FCI to, simultaneously with such release, satisfy its corresponding repurchase obligations under the Receivables Purchase Agreement in respect of such Defective Contract;

provided,  however,  that  with  respect  to any  Pledged  Contract  incorrectly
--------   -------
described on the Contract Schedule only with respect to its Principal Balance as of the initial Cut-Off Date, which the Issuer would otherwise be required to effect the release of pursuant to this Section 3.5(a), the Issuer may, in lieu of effecting the release of such Pledged Contract, deposit in the Collection Account on the Business Day next preceding the Notice Payment Date, cash in an amount sufficient to cure such deficiency or discrepancy. The following defects with respect to documents in any Contract File, to the extent they do not impair the validity or enforceability of the subject document under applicable law, shall not be deemed to constitute a breach of the representations and warranties contained in Section 3.2, misspellings of or omissions of initials in names; name changes from divorce or marriage; discrepancies as to payment dates in a Contract of no more than 30 days; discrepancies as to Payments of no more than $5.00; discrepancies as to origination dates of not more than 30 days; inclusion of additional parties other than the primary Obligor not listed in the Servicer's records or in the Contract Schedule and non-substantive typographical errors and other non-substantive minor errors of a clerical or administrative nature.

         (b) Subject to Section 3.5(d), in the event that any Pledged Contract becomes a Defaulted Contract (other than by operation of clause (c) of the definition of "Defaulted Contract) at any time after the Contract Grant Date for such Contract, the Issuer shall, on the first Payment Date on which such Pledged Contract shall constitute a Defaulted Contract, cause such Defaulted Contract to be released from the Lien of this Agreement by paying the Trustee the Release Price therefor on such Payment Date (a "Defaulted Contract Release Date").
                                        -------------------------------

         (c)  Subject  to  Section  3.5(d),   in  the  event  that,  as  of  any
                           --------------
Determination Date occurring during the Reinvestment Period, the Excess Concentration Reserve is greater than zero, the Issuer shall either (i)(A) prior to the next succeeding Payment Date, identify (by reference to the Contract Schedule) or cause the Servicer to identify to the Trustee and Collateral Agent, in writing, Pledged Contracts of a type or types the inclusion of which in the Contract Pool has given rise to the existence of such Excess Concentration Reserve (which Contracts shall consist of Pledged Contracts which are identified by the Issuer on a basis which is not adverse to any of the Trustee, the Collateral Agent or the Noteholders), and in an aggregate Principal Balance approximately equal to (but not greater than) the amount of such Excess Concentration Reserve (collectively, the "Overconcentration Contracts"), and (B)
                                          ---------------------------
cause such Overconcentration Contracts to be released from the Lien of this Agreement by paying to the Trustee the Release Price therefor on such Payment Date (an "Overconcentration Contract Release Date") or (ii) on the next Payment
          ----------------------------------------
Date,  purchase  from FAC  pursuant to the terms and  provisions  of Section 2.4

Substitute Contracts, which shall constitute Eligible Contracts, of a type and in an amount necessary to reduce such Excess Concentration Reserve to zero.

         (d) Promptly after the occurrence of a Payment Date constituting a Defective Contract Release Date, Defaulted Contract Release Date or Overconcentration Contract Release Date, the Servicer shall delete the relevant Defective Contracts, Defaulted Contracts or Overconcentration Contracts from the Contract Schedule and shall notify the Collateral Agent and Custodian to do the same with respect to the records and any computer files maintained by it; provided, however that in all events it shall be a condition precedent to the
--------   -------
effectiveness of the release of any Pledged Contract pursuant to Section 3.5(a),
(b) or (c) that the Issuer shall have delivered or caused the Servicer to have delivered to the Trustee, on the Business Day next succeeding such Payment Date a certificate substantially in the form of Exhibit "R" hereto to the effect that
                                           -----------
all amounts required to be paid to the Trustee pursuant to Section 3.5(a), (b) and (c) have been paid in full in cash. In connection with the release of a Defective Contract, Defaulted Contract or Overconcentration Contract, and the related Collateral hereunder, the Collateral Agent hereby appoints the Servicer as its agent and attorney-in-fact (which appointment has been evidenced by various recorded powers of attorney which pursuant to their terms are revocable at the option of the Collateral Agent upon written notice to the Servicer) to execute all documents necessary to evidence such release.

         (e) In connection with each release pursuant to Section 3.5(a),  (b) or
(c), and upon the satisfaction of the conditions precedent set forth in Section 3.5(d), the Trustee and Collateral Agent shall automatically and without further action be deemed to consent to the transfer and assignment by Issuer to Servicer, without recourse, representation or warranty, of all the right, title and interest of Issuer in and to any Defective Contract, Defaulted Contract or Overconcentration Contract, or any other Collateral released pursuant to the terms thereof (including the interest in the underlying VOI), and all monies thereafter due or to become due with respect thereto, and all proceeds thereof, and following such transfer and assignment by Issuer, Collateral Agent shall be deemed to have such interest in the released Collateral as is set forth in the Collateral Agency Agreement. The Collateral Agent shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Issuer to effect the conveyance of such released Collateral pursuant to this subsection.

         (f) The obligation of the Issuer to effect the release of any Defective Contract shall constitute the sole remedy hereunder respecting any breach of the representations and warranties set forth in Sections 3.2 or 3.3 available hereunder to the Trustee and Collateral Agent on behalf of the Noteholders; provided, however, that this provision shall not limit in any way any rights of
--------   -------
any of the Trustee, Collateral Agent or Noteholders against any other Person or entity.

          SECTION 3.6. Remarketing Obligations.
                       -----------------------

         (a) FCI's Obligations. In the event that either (i) the Issuer fails to
             -----------------
effect, within one Business Day after a Payment Date prior to which the Issuer or the Servicer has become aware (or otherwise received written notice) that any Pledged Contract has become a Defective

Contract or a Defaulted Contract, the release of such Pledged Contract from the Lien of this Agreement pursuant to the terms of any of Sections 3.5(a) or (b), or (ii) a Contract becomes a Defaulted Contract, Defective Contract at any time after the occurrence of an Event of Default,

                  (x) the Servicer shall, in the case of each such Defective Contract and Defaulted Contract, to the extent permitted by the terms of the applicable Contract, at the sole cost and expense of the Servicer, enforce the Issuer's rights and remedies against, and realize upon and obtain on behalf of the Issuer, subject in all events to the Lien created by this Agreement, all of the relevant Obligor's right, title and interest in, to and under the related VOI (including, without limitation, such Obligor's right to possess the related VOI) without any legal or judicial process (except to the extent otherwise required by applicable law or pursuant to the terms of such Contract), and

                  (y) FCI shall exercise its best efforts, at its sole cost and expense, to (1) assist the Servicer in the performance of its obligations described under clause (x) above, and (2) take such actions with respect to the VOI relating to such Defective Contract or Defaulted Contract as provided under the terms and conditions of the Remarketing Agreement, and

                  (z) the Collateral Agent hereby agrees to submit such VOI to the remarketing procedures described in the Remarketing Agreement, and, at the sole cost and expense of FCI, to take any and all other reasonable actions as may be reasonably requested by FCI under the terms of the Remarketing Agreement in order to facilitate the taking of the actions provided for in the Remarketing Agreement with respect to such VOI.

         (b)  Effect on Other  Provisions  of this  Agreement.  Each  Remarketed
              -----------------------------------------------
Contract transferred pursuant to the Remarketing Agreement by FCI and FAC to the Issuer, and Granted pursuant to the Remarketing Agreement by the Issuer to the Collateral Agent for the benefit of the Trustee and the Noteholders shall be a "Pledged Contract", and shall therefore constitute part of the "Contract Pool" for purposes of this Agreement and the other Facility Documents and each reference to Pledged Contracts transferred "under the Receivables Purchase Agreement" or Granted hereunder (or words of similar effect) shall include Remarketed Contracts so transferred or Granted pursuant to the Remarketing Agreement; provided that the effect of the foregoing clause is specifically
            --------
qualified to the extent specifically set forth below:

                  (i) For purposes of determining whether or not a Remarketed Contract constitutes an "Eligible Contract" for any other purposes of this Agreement (including, by way of example and not limitation, in order to determine whether or not the representation set forth in Section 3.2 has been breached with respect to a Remarketed Contract), the definition of Eligible Contract shall be deemed not to include clause (x) thereof.

                  (ii)  For the  purposes  of  this  Agreement,  the  applicable
"Cut-Off Date" of a Remarketed Contract shall be the date of such Contract's origination by FCI.

In addition, promptly after the Grant of any Remarketed Contract to the Collateral Agent pursuant to the terms of the Remarketing Agreement, the Servicer shall add such Remarketed Contract to the Contract Schedule and shall notify the Collateral Agent to do the same with respect to the records and any computer file maintained by it.

         SECTION  3.7.  Notice of Breach.  Upon the  discovery  by  Issuer,  the
                        ----------------
Servicer or the Trustee of any breach of any of the representations and warranties contained in Sections 3.1, 3.2 or 3.3, such party shall notify in writing each of the other parties hereto and the Trustee shall notify each Noteholder and the Rating Agency. The Trustee shall be under no duty to independently verify or investigate the accuracy of any of the representations or warranties contained in Article III.



                                   ARTICLE IV

                         ADDITIONAL COVENANTS OF ISSUER

          SECTION 4.1.  Affirmative  Covenants.  From the Closing Date until the
                        ----------------------
Termination Date, the Issuer shall, unless the Majority Holders shall otherwise consent in writing:

         (a) Compliance  with Laws, Etc.  Comply in all material  respects,  and
             --------------------------
cause the Servicer to comply in all material respects, with all applicable laws, rules, regulations and orders with respect to it, its business and properties, and all Contracts and Facility Documents to which it is a party (including, without limitation, the laws, rules and regulations of each state governing the sale of time share contracts).

         (b)  Preservation  of  Corporate  Existence.  Preserve and maintain its
              --------------------------------------
corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation, and maintain all necessary licenses and approvals, in each jurisdiction, except where the failure to preserve and maintain such existence, rights, franchises, privileges, qualifications, licenses and approvals would not have a Material Adverse Effect.

         (c)  Audits.  (i) At any  time  and from  time to time  during  regular
              ------
business hours, permit the Noteholders or their agents or representatives, access

                  (A) to the offices and properties of the Issuer (including, without limitation, any repository used by the Issuer, or the Servicer on the Issuer's behalf, to store the computer tapes or other computer records constituting the Servicer's Daily Report), in order to examine and make copies of and abstracts from all books, correspondence and Records of the Issuer as appropriate to verify the Issuer's compliance with this Agreement, the Receivables Purchase Agreement, any other Facility Documents to which it is a party and any other agreement contemplated hereby or thereby, and the Noteholders and/or their agents and representatives may examine and audit the same, and make photocopies and computer tape or other computer replicas thereof (as appropriate), and Issuer agrees to render to the Noteholders and/or their agents and representatives, at Issuer's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto; and

                  (B) to the officers or employees of the Issuer in order to discuss matters relating to the Contracts or the Issuer's performance hereunder with any of the officers or employees of the Issuer having knowledge of such matters.

The number and frequency of any such audits shall initially be quarterly and thereafter shall be limited to such number and frequency as shall be reasonable in the exercise of the Noteholder's reasonable commercial judgment. Each such audit shall be at the sole expense of the Issuer (subject to the Issuer's right under the Receivables Purchase Agreement to recover such expenses from the Seller). Each of the Noteholders and their agents and representatives shall also have the right to discuss the Issuer's affairs with the officers and employees of the Issuer and Issuer's independent accountants and to verify under appropriate procedures the validity, amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral.

         (ii) On a mutually agreeable date occurring during the six month period immediately following each of the (x) Closing Date and (y) Amortization Commencement Date, the Noteholders may in their discretion designate a third party agent to perform an audit of the Pledged Contracts (the "Contract Audit") to determine whether such Pledged Contracts conform with the eligibility requirements set forth in the definition of Eligible Contract. Each of the Contract Audits shall be at the expense of the Issuer (subject to the Issuer's right under the Receivables Purchase Agreement to recover such expenses from the Seller); provided that, the amount to be paid by Issuer and Seller for each Contract Audit shall not exceed $10,000 and any expenses above said amount shall be at the sole expense of the Noteholders.

         (d)  Keeping of Records and Books of Account.  Maintain  and  implement
              ---------------------------------------
administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Pledged Contracts in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Pledged Contracts (including, without limitation, records adequate to permit the daily identification of all Collections with respect to, and adjustments of amounts payable under, each Pledged Contract).

         (e) Performance and Compliance with  Receivables and Contracts.  At its
             ----------------------------------------------------------
expense, timely and fully perform and comply, and cause the Seller and/or FCI to comply, in all material respects, with all provisions, covenants and other promises required to be observed by it or the Seller under the Pledged Contracts.

         (f) Credit  Standards and Collection  Policies.  Comply in all material
             ------------------------------------------
respects with the Credit Standards and Collections Policies and Servicer's Customary Practices in regard to each Pledged Contract and the related Collateral.

         (g) Collections.  (1) Instruct all Obligors to either
             -----------

                    (A) send all Collections directly to a Post Office Box or Lock-Box Account, or

                    (B) in the alternative, make Payments by way of pre-authorized debits from a deposit account of such Obligor pursuant to a PAC or from a credit card of such Obligor pursuant to a Credit Card Account, which Payments shall be electronically transferred directly to a Lock-Box Account immediately upon each such debit (provided that, for the avoidance of doubt, each Obligor may at any
           --------
          time cease to deposit its Collections directly to a Post Office Box or a Lock-Box Account, or pursuant to a PAC or Credit Card Account, so long as such Servicer promptly instructs such Obligor to commence one of the two alternative methods of funds transfer provided for in either of subclasses (A) or (B) of this clause (1)).
                    -------------      -          ----------
                  (2) In the case of funds transfers pursuant to a PAC or Credit Card Account, take, or cause each of the Servicer, a Lock-Box Bank and/or the Collection Account Bank to take, all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account.

                  (3) If the Issuer shall receive any Collections, the Issuer shall hold such Collections in trust for the benefit of the Trustee and Noteholders and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following Issuer's receipt thereof.

                  (4) If either of FCI or FAC receives any Collections, the Issuer shall cause FCI or FAC, as the case may be, to hold such Collections in trust for the benefit of the Trustee and Noteholders and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following such Person's receipt thereof.

         (h)  Compliance  with ERISA.  Comply in all material  respects with the
              ----------------------
provisions of ERISA, the Internal Revenue Code, and all other applicable laws, and the regulations and interpretations thereunder.

         (i) Perfected Security Interest.  Take such action with respect to each
             ---------------------------
Pledged Contract as is necessary to ensure that the Issuer maintains, either a first priority perfected security interest in, or a legal and valid ownership interest in, any Collateral relating thereto, in each case free and clear of any Liens (other than the Lien created by this Agreement and in the case of any VOIs, any Permitted Encumbrance).

         (j) Legal  Opinion.  On or before  September 30 in each  calendar  year
             --------------
commencing with 1999, the Issuer shall furnish to the Trustee (i) an Opinion of Counsel stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Agreement and any other requisite documents (including, without limitation, the Receivables Purchase Agreement), and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the Lien in the Pledged Contracts and other Collateral created by this Agreement and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such Liens and (ii) such opinions of local counsel as the Noteholders may reasonably request. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Agreement and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the liens and security interests Granted hereunder until September 30 in the following calendar year.

         (k)  Instruments.  The  Issuer  shall not  remove  any  portion  of the
              -----------
Collateral that consists of money or is evidenced by an instrument, certificate or other writing (including any Contract) from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to
Section 4.1(j) (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date if no Opinion of Counsel has yet been delivered pursuant to Section 4.1(j)) unless the Trustee shall have first received an Opinion of Counsel to the effect that the Lien created by this Agreement with respect to such property will continue to be maintained after giving effect to such action or actions; provided, however, that each of the
                                           --------   -------
Collateral Agent and the Servicer may remove Pledged Contracts from such jurisdiction to the extent necessary to satisfy any requirement of law or court order, in all cases in accordance with the provisions of the Custodial Agreement and Section 4.1(n).

         (l) No Release.  The Issuer shall not take any action and shall use its
             ----------
best efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any document, instrument or agreement included in the Collateral, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such document, instrument or agreement, except as expressly provided in this Agreement or such other instrument or document.

         (m)  Insurance and Condemnation.
              --------------------------

                  (i) The Issuer shall, and shall cause FCI (1) to use its best efforts, in the case of Developments where FCI or any Subsidiary of FCI maintains primary or substantial responsibility for management, administration or other services of a similar nature, and (2) to do or cause to be done all things which it may accomplish with a reasonable amount of cost or effort, in the case of Developments where FCI or any Subsidiary of FCI does not maintain primary or substantial responsibility for management, administration or other services of a similar nature, to cause each of the POAs for each Development, to
(A) maintain one or more policies of "all-risk" property and general liability insurance with financially sound and reputable insurers, providing coverage in scope and amount which (x) satisfies the requirements of the Declarations (or any similar charter document) governing the POA for the maintenance of such insurance policies, and (y) is at least consistent with the scope and amount of such insurance coverage obtained by prudent POAs and/or management of other similar developments in the same jurisdiction and which provides for adequate "business interruption" coverage and (z) provides for the replacement cost of property destroyed; and (B) apply the proceeds of any such insurance policies in the manner specified in the relevant Declarations (or any similar charter document) governing the POA and/or any similar charter documents of such POA (which efforts shall include, in any case, voting as a member of the POA or as a proxy or attorney-in-fact for the Nominee). For the avoidance of doubt, the parties hereto acknowledge that the ultimate discretion and control relating to the maintenance of any such insurance policies is vested in the POAs in accordance with the respective Declaration (or any similar charter document) relating to each VOI Regime.

                  (ii) The Issuer shall remit, and shall cause each of FAC and FCI to remit, to the Collection Account, the portion of any proceeds received pursuant to a condemnation of property in any Development relating to any of the VOIs.

          (n) Custodian.
              ---------

                  (i) On or before each Contract Grant Date, and thereafter promptly upon the generation of any documents, instruments and agreements evidencing or otherwise relating to the Pledged Contracts or related Collateral received by any of the Issuer, FAC or any Originator, the Issuer or Servicer shall deliver or cause to be delivered directly to the Custodian for the benefit of the Collateral Agent pursuant to the Custodial Agreement all such documents, instruments and agreements of the Issuer, including without limitation, all original Pledged Contracts (or in the case of Pledged Contracts consisting of a sales contract and a separate promissory note, the original of such promissory note), installment promissory notes, mortgages, and all ancillary and collateral documentation executed in connection therewith (collectively, the "Primary Custodial Documents"). The Custodian shall hold, maintain and keep custody of all such Primary Custodial Documents for the benefit of the Collateral Agent in the secure fire retardant location at an office of the Custodian, which location shall be reasonably acceptable to the Collateral Agent, Trustee and Noteholders. In addition, the Servicer shall obtain a copy of the each of the Primary Custodial Documents described above on microfiche, CD-Rom or other format reasonably acceptable to the Collateral Agent, Trustee and Noteholders, which copy shall in each case be maintained in a fireproof vault at a repository located outside of the offices of the Servicer or the Issuer (which repository initially shall be Offsite Data Storage, Inc., Mabelvale, Arkansas, and which repository shall in all cases provide an acknowledgment in form and substance satisfactory to the Collateral Agent, Trustee and Noteholders to the effect that such repository maintains an account in the name of the Trustee).

                  (ii) The Custodian shall at all times maintain control of the Primary Custodial Documents for the benefit of the Collateral Agent on behalf of the Trustee and the Noteholders, in each case pursuant to the Custodial Agreement. Each of FAC, FCI and the Issuer may access the Primary Custodial Documents at the Custodian's storage facility only for the purposes and upon the terms and conditions set forth herein and in the Custodial Agreement. Each of the Issuer and the Servicer may only remove Primary Custodial Documents for collection services and other routine servicing requirements from such facility in accordance with the terms of the Custodial Agreement, all as set forth and pursuant to the "Bailment Agreement" (as defined in, and attached as an exhibit to, the Custodial Agreement).

                  (iii) The Issuer shall at all times comply, and shall cause each of FCI and FAC to comply, with the terms of, and their respective obligations under, the Custodial Agreement, and shall not enter into any modification, amendment or supplement of or to, and shall not terminate, any of the Custodial Agreements, without the Collateral Agent's prior written consent.

         (o)  Separate  Identity.  Take all actions  required  to  maintain  the
              ------------------
Issuer's status as a separate legal entity. Without limiting the foregoing, the Issuer shall:

                  (i) conduct all of its business, and make all communications to third parties (including all invoices (if any), letters, checks and other instruments) solely in its own name (and not as a division of any other Person), and require that its employees, if any, when conducting its business identify themselves as such and not as employees of any other Affiliate of the Issuer (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as the Issuer's employees);

                  (ii) compensate all employees, consultants and agents directly or indirectly through reimbursement of the Seller, from the Issuer's bank accounts, for services provided to the Issuer by such employees, consultants and agents and, to the extent any employee, consultant or agent of the Issuer is also an employee, consultant or agent of any Affiliate of the Issuer, allocate the compensation of such employee, consultant or agent between the Issuer and such Affiliate on a basis which reflects the respective services rendered to the Issuer and such Affiliate (provided that any fees and expenses payable to the Custodian under the Custodial Agreement shall be the responsibility of the Servicer to be paid out of its Servicing Fee) other than with respect to the services covered under the terms of the Administrative Services Agreement;

                  (iii) (A) pay its own incidental administrative costs and expenses not covered under the terms of the Administrative Services Agreement, from its own funds, (B) allocate all other shared overhead expenses (including, without limitation, telephone and other utility charges, the services of shared employees, consultants and agents, and reasonable legal and auditing expenses) which are not reflected in the Servicing Fee, and other items of cost and expense shared between the Issuer and any Affiliate, pursuant to the terms of the Administrative Services Agreement, on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use or the value of services rendered, and (C) allocate taxes on the basis set forth in the Tax Sharing Agreement;

                  (iv) at all times have at least one "Independent Director", which satisfies the requirements set forth in Section 3.1(n) hereof and under the Issuer's Certificate of Incorporation, and have at least one officer responsible for managing its day-to-day business and manage such business by or under the direction of its board of directors;

                    (v) maintain its books and records separate from those of any Affiliate;

                  (vi) prepare its financial statements separately from those of its Affiliates and ensure that any consolidated financial statements of each of FAC and FCI have notes to the effect that the Issuer is a separate corporate entity whose creditors have a claim on its assets prior to those assets becoming available to its equity holders and therefore to any creditors of FAC or FCI, as the case may be;

                  (vii) not commingle its funds or other assets with those of any of its Affiliates (other than in respect of items of payment which are not material in the aggregate and which have been mistakenly forwarded by an Obligor directly to any of FCI, FAC or any of their respective Affiliates), and not to hold its assets in any manner that would create an appearance that such assets belong to any such Affiliate, not maintain bank accounts or other depository accounts to which any such Affiliate is an account party, into which any such Affiliate makes deposits or from which any such Affiliate has the power to make withdrawals, and not act as an agent or representative of any of its Affiliates in any capacity;

                  (viii) not permit any of its Affiliates to pay the Issuer's operating expenses (except pursuant to allocation arrangements that comply with the requirements of subsection (ii) or (iii) of this Section 4.1(o) or pursuant
                     --------------      ---
to the terms of the Receivables Purchase Agreement);

                  (ix) not guarantee any obligation of any of its Affiliates nor have any of its obligations guaranteed by any such Affiliate, (either directly or by seeking credit based on the assets of such Affiliate) or otherwise hold itself out as responsible for the debts of any Affiliate;

                  (x) maintain at all times stationery and a telephone number separate from that of any Affiliate and which telephone number will be answered in its own name, and have all its officers and employees conduct all of its business solely in its own name;

                  (xi) hold regular meetings of its board of directors in accordance with the provisions of its Certificate of Incorporation and otherwise take such actions as are necessary on its part to ensure that all corporate procedures required by its Certificate of Incorporation and by-laws are duly and validly taken;

                  (xii) maintain a separate office from the offices of any of its Affiliates and identify such office by a sign in its own name;

                  (xiii) not advance funds or other assets to, or commit to advance funds or other assets to (other than by way of payments in respect of a Purchase on any Contract Grant Date under the Receivables Purchase Agreement), or accept funds from (other than by way of contributions to capital) FAC or any of its Affiliates for any purpose or transaction (other than in compliance with the provisions of Section 5.02(k) with respect to transactions with Affiliates),
                  --------------
or permit FAC or any of its Affiliates to be involved in the management of the Issuer;

                  (xiv) respond to any inquiries with respect to ownership of a Pledged Contract by stating that it is the owner of such Pledged Contract, and that such Pledged Contract is Granted to the Collateral Agent;

                  (xv) on or before September 30 of each year, beginning in 1999, the Issuer shall deliver to the Trustee an Officer's Certificate stating that Issuer has, during the preceding year, observed all of the requisite corporate formalities and conducted its business and operations in such a manner as required for the Issuer to maintain its separate corporate existence from any other entity; and

                  (xvi) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the non-consolidation opinion delivered by Issuer's counsel and described in the List of Closing Documents attached at Exhibit "D" remain true and correct at all times.
            ----------

         (p) Computer Files. Mark or cause to be marked each Pledged Contract in
             --------------
its computer files as described in Section 3.3(b) hereof.

         (q) Taxes.  File or cause to be filed, and cause each of its Affiliates
             -----
with whom it shares consolidated tax liability to file, all federal, state and local tax returns which are required to be filed by it, except where the failure to file such returns could not reasonably be expected to have a Material Adverse Effect, or which could otherwise be reasonably expected to expose the Issuer to a material liability. The Issuer shall pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Issuer or the applicable Affiliate shall have set aside adequate reserves on its books in accordance with GAAP, and which proceedings could not reasonably be expected to have a Material Adverse Effect, or which could otherwise be reasonably expected to expose the Issuer to a material liability.

         (r) Facility Documents.  Comply in all material respects with the terms
             ------------------
of, employ the procedures outlined in and enforce the obligations of the Seller and/or FCI (as the case may be) under the Receivables Purchase Agreement, and all of the other Facility Documents to which such Person is a party, and take all such action to such end as may be from time to time reasonably requested by the Trustee or Noteholders to maintain all such Facility Documents in full force and effect and make to the Seller or FCI such reasonable demands and requests for information and reports or for action as the Issuer is entitled to make thereunder and as may be from time to time reasonably requested by the Trustee or Noteholders.

         (s) Contract Schedule.  Promptly amend the Contract Schedule to reflect
             -----------------
terms or discrepancies that become known after the Contract Grant Date, and promptly notify the Trustee of any such amendments.

         (t)  Segregation  of  Collections.  Prevent the deposit into any of the
              ----------------------------
Lock-Box Accounts, the Collection Account or the Reserve Account of any funds other than Collections in respect of the Pledged Contracts (except, in the case of the Reserve Account, for the initial deposit therein); provided that this
                                                              --------
covenant shall not have been breached to the extent that items other than Collections, which are not material in the aggregate, have been mistakenly forwarded by an Obligor directly to any of the Lock-Box Accounts, the Collection Account or the Reserve Account and, to the extent that any such funds are nevertheless deposited into any of such Lock-

Box Accounts, the Collection Account or the Reserve Account, promptly identify any such funds to the Servicer for segregation and remittance to the owner thereof.

         (u) Filings; Further Assurances.  (i) On or prior to the Contract Grant
             ---------------------------
Date corresponding with the Closing Date, the Issuer shall have caused, at its sole expense, the UCC-1 financing statements, assignments thereof and other items referred to in the List of Closing Documents set forth in Exhibit "D"
                                                                    -----------
hereto as items which are required to be filed or recorded on or prior to such Contract Grant Date, to be so filed or recorded in the appropriate offices, and
(2) within five Business Days after such Contract Grant Date, the Issuer shall cause each of the other UCC-1 financing statements, UCC-2 and UCC-3 amendment and/or termination statements, and other similar items referred to in the List of Closing Documents set forth in Exhibit "D" hereto to be filed or recorded
                                    -----------
within five Business Days after such Contract Grant Date, and in each such case shall thereafter promptly cause evidence of such filings to be delivered to the Collateral Agent.

                  (ii) The Issuer shall, at its sole expense, from time to time prepare, execute and deliver, or cause to be prepared, executed and delivered, all such financing statements, continuation statements, instruments of further assurance and other instruments, in such forms, and shall take such other actions, as shall be required by the Servicer, Trustee(at the direction of the Majority Holders) or Collateral Agent, or as Servicer, Trustee (at the direction of the Majority Holders) or Collateral Agent otherwise deems reasonably necessary or advisable to perfect the Lien created by this Agreement in the Collateral. The Servicer agrees, at its sole expense, to cooperate with and assist the Issuer in taking any such action (whether at the request of the Issuer or the Collateral Agent). Without limiting the foregoing, the Issuer shall from time to time, at its sole expense, execute, file, deliver and record all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, or other statements, specific assignments or other instruments or documents and take any other action that is reasonably necessary to, or that either of the Servicer, the Trustee (at the direction of the Majority Holders) or the Collateral Agent deems reasonably necessary or advisable to: (i) Grant more effectively all or any portion of the Collateral; (ii) maintain or preserve the Lien Granted hereunder (and the priority thereof) or carry out more effectively the purposes hereof; (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made pursuant to this Agreement; (iv) enforce any of the Pledged Contracts or any of the other Collateral (including, without limitation, by cooperating with the Collateral Agent, at the expense of the Issuer, in filing and recording such UCC financing statements against such Obligors as the Servicer, Trustee (at the direction of the Majority Holders) or Collateral Agent shall deem necessary or advisable from time to time); (v) preserve and defend title to any Pledged
Contracts on all or any other part of the Collateral, and the rights of the Collateral Agent in such Pledged Contracts or other Collateral, against the claims of all Persons and parties; or (vi) pay any and all taxes levied or assessed upon all or any part of the Collateral. The Issuer hereby designates the Servicer its agent and attorney-in-fact to execute, upon the Issuer's failure to do so, any financing statement, continuation statement or other instrument required pursuant to this Section 4.1(u) or required, as indicated in any Opinion of Counsel delivered pursuant to the List of Closing Documents set forth at Exhibit "D" hereto, or any Opinion of Counsel delivered
         ----------
pursuant to Section 4.1(j) hereof, to maintain the Lien and security interests granted hereunder with respect to the Collateral.

                  (iii) The Issuer shall, on or prior to the date of Grant of any Contracts hereunder, deliver all original copies of the Contract (other than in the case of any Contracts not required to be in the relevant Contract File pursuant to Section 3.2(v)), together with related Contract File, to the Custodian, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Trustee and the Collateral Agent. In the event that the Issuer receives any other instrument or any writing which, in either event, evidences a Pledged Contract or other Collateral, the Issuer shall deliver such instrument or writing to the Custodian on behalf of the Collateral Agent, the Trustee and/or the Noteholders within two Business Days after the Issuer's receipt thereof, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Trustee.

                  (iv) The Issuer hereby authorizes the Trustee, and gives the Collateral Agent its irrevocable power of attorney (which authorization is coupled with an interest and is irrevocable), in the name of the Issuer or otherwise, to execute, deliver, file and record any financing statement, continuation statement, specific assignment or other writing or paper and to take any other action that the Trustee or Collateral Agent in its sole discretion, may deem necessary or appropriate to further perfect the Lien created hereby. The Issuer agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement where permitted by applicable law. Any expenses incurred by the Trustee or Collateral Agent pursuant to the exercise of its rights under this Section 4.1(u)(iv) shall be for the sole account and responsibility of the Issuer, and shall constitute "Carrying Costs" payable by the Issuer hereunder.

         SECTION 4.2.  Negative  Covenants of the Issuer.  From the Closing Date
                       ---------------------------------
until the Termination Date, the Issuer shall not, without the prior written consent of the Majority Holders:

         (a) Sales, Liens, Etc. Against Receivables and Related Security. Except
             -----------------------------------------------------------
for the releases contemplated under Section 3.5 and 3.6, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Lien (other than the Lien created by this Agreement or, with respect to VOIs relating to Pledged Contracts, any Permitted Encumbrances thereon) upon or with respect to, any Pledged Contract or any other Collateral, or any interests in either thereof, or upon or with respect to any Post Office Box, the Collection Account, the Reserve Account or any Lock-Box Account, or assign any right to receive income in respect thereof. The Issuer shall immediately notify the Trustee and Collateral Agent of the existence of any Lien on any Pledged Contract or any other Collateral, and the Issuer shall defend the right, title and interest of each of the Issuer and the Collateral Agent, Trustee and Noteholders in, to and under the Pledged Contracts and all other Collateral, against all claims of third parties.

         (b) Extension or Amendment of Contract Terms.  Extend,  amend, waive or
             ----------------------------------------
otherwise modify the terms of any Pledged Contract, or permit the rescission or cancellation of any Pledged Contract, whether for any reason relating to a negative change in the related Obligor's creditworthiness or inability to make any payment under the Pledged Contract or otherwise; provided, however, that the following modifications may be made to a
            --------  -------
Pledged Contract from time to time: (i) extensions which are Permitted Deferrals, (ii) amendments entered into in accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments, and (iii) modifications in the applicability of a PAC (which will, among other things, result in a change in the relevant Contract Rate).

         (c) Change in Business or Credit and  Collection  Policy.  (i) Make any
             ----------------------------------------------------
change in the character of its business, or, (ii) make any change in the Credit Standards and Collection Policies, or deviate from the exercise of Customary Practices, which change or deviation described in this clause (ii) would, in either case, materially impair the value or collectibility of any Pledged Contract.

         (d) Change in Payment  Instructions  to Obligors.  Add or terminate any
             --------------------------------------------
bank as a Lock-Box  Bank from those  listed in Exhibit "F" or make any change in
                                               ----------
its instructions to Obligors regarding payments to be made to any Lock-Box Account at a Lock-Box Bank, unless the Trustee shall have received (i) 30 days' prior notice of such addition, termination or change; (ii) written confirmation from the Issuer that after the effectiveness of any such termination, there shall be at least one (1) Lock Box Account in existence; and (iii) prior to the effective date of such addition, termination or change, (x) executed copies of Lock-Box Agreements executed by each new Lock-Box Bank, the Issuer, and the Trustee and the Servicer and (y) copies of all agreements and documents signed by either the Issuer or the respective Lock-Box Bank with respect to any new Lock-Box Account.

         (e) Stock, Merger, Consolidation,  Etc. Sell any shares of any class of
             ----------------------------------
its capital stock to any Person (other than FAC) or consolidate with or merge into or with any other corporation, or purchase or otherwise acquire all or substantially all of the assets or capital stock, or other ownership interest of, any Person or sell, transfer, lease or otherwise dispose of all or substantially all of its assets to any Person, except for the granting of the Lien of this Agreement as expressly permitted under the terms of this Agreement.

         (f) Change in Corporate  Name,  etc.  Make any change to its  corporate
             -------------------------------
name, or use any trade names, fictitious names, assumed names or "doing business as" names.

         (g) ERISA Matters.  (i) Engage or permit any ERISA  Affiliate to engage
             -------------
in any prohibited transaction for which an exemption is not available or has not previously been obtained from the DOL; (ii) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the IRC, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) fail to make any payments to any Multiemployer Plan that the Issuer or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto;
(iv) terminate any Benefit Plan so as to result in any liability; or (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability of the Issuer or any ERISA Affiliate under ERISA or the IRC; provided, however, the Issuer's ERISA
                                       --------   -------

Affiliates may take or allow such prohibited transactions, accumulated funding deficiencies, payments, terminations and reportable events described in clauses
(i) through (iv) above so long as such events occurring within any fiscal year of the Issuer, in the aggregate, involve a payment of money by or an incurrence of liability of any such ERISA Affiliate (collectively, "ERISA Liabilities") in
                                                          -----------------
an amount which does not exceed $500,000.

         (h) Terminate or Reject Contracts. Without limiting anything in Section
             -----------------------------
4.2, terminate or reject any Pledged Contract prior to the end of the term of such Contract, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, Section 365 of the Bankruptcy Code), unless prior to such termination or rejection, such Pledged Contract and any related Collateral have been released from the Lien created by this Agreement pursuant to Section 3.5.

         (i) Debt. Create,  incur, assume or suffer to exist any Debt except for
             ----
(i) Debt to the Noteholders, the Trustee or the Collateral Agent expressly contemplated hereunder, or (ii) intercompany obligations to FAC in respect of Carrying Costs paid by FAC on behalf of Issuer and which are settled no more frequently than monthly.

         (j)   Guarantees.   Guarantee,   endorse  or  otherwise  be  or  become
               ----------
contingently liable (including by agreement to maintain balance sheet tests) in connection with the obligations of any other Person, except endorsements of negotiable instruments for collection in the ordinary course of business and reimbursement or indemnification obligations in favor of the Trustee, the Collateral Agent or any Noteholder as provided for under this Agreement.

         (k) Limitation on  Transactions  with  Affiliates.  Enter into, or be a
             ---------------------------------------------
party to any transaction with any Affiliate, except for:

               (i) the transactions contemplated hereby and by the Receivables Purchase Agreement;

               (ii) transactions related to the allocation of shared overhead expenses or taxes as described in clause (iii) of Section 4.1(o); and

               (iii) to the extent not otherwise prohibited under this Agreement, other transactions in the nature of employment contracts and directors' fees, upon fair and reasonable terms materially no less favorable to the Issuer than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

         (l) Facility  Documents.  Except as otherwise  permitted  under Section
             -------------------
16.1, without the prior consent of the Majority Holders (a) terminate, amend or otherwise modify any Facility Document to which it is a party, or grant any waiver or consent thereunder, (b) exercise any discretionary rights granted to the Issuer under the Receivables Purchase Agreement pursuant to provisions thereof providing for certain actions to be taken "with the consent of the Company", "acceptable to the Company" as "specified by the Company", "in the reasonable judgment of the

Company" or similar provisions (it being understood that inaction by the Issuer shall not be considered to be an exercise of such discretionary rights), or (c) terminate, amend or otherwise modify the FairShare Plus Agreement; provided,
                                                                       --------
however,  (A) the Title  Clearing  Agreements may be amended for the purposes of
-------
(1) making additional properties subject thereto, (2) making an Affiliate of FCI a party thereto having the same rights and obligations thereunder as FCI or (3) identifying a separate pool of Contracts (which shall not include the Pledged Contracts) to be sold or pledged to secure debt under a pooling or pledge arrangement similar to that evidenced by this Agreement, and (B) the FairShare Plus Agreement may be amended from time to time (1) to substitute or add additional parties thereto, (2) to comply with state and federal laws or regulations, or (3) for any other purpose, provided that with respect to this clause (3), the Issuer furnishes to the Trustee and Noteholders an Opinion of Counsel in form and substance acceptable to the Trustee and Noteholders to the effect that such amendment or modification will not adversely affect in any material respect the respective interests of the Collateral Agent, the Trustee or the Noteholders.

         (m) Charter and By-Laws.  Amend or otherwise  modify its Certificate of
             -------------------
Incorporation or By-laws in any manner which requires the consent of an "Independent Director" (as defined in the Issuer's Certificate of Incorporation).

         (n) Lines of Business.  Conduct any business  other than that described
             -----------------
in Section 3.1(q), or enter into any transaction with any Person which is not contemplated by or incidental to the performance of its obligations under the Facility Documents to which it is a party.

         (o)  Accounting  Treatment.  Prepare any financial  statements or other
              ---------------------
statements (including any tax filings which are not consolidated with those of FCI or FAC) which shall account for the transactions contemplated by the Receivables Purchase Agreement in any manner other than as the sale of, or a capital contribution of, the Pledged Contracts by the Seller to the Issuer.

         (p)  Limitation  on  Investments.  Make or suffer to exist any loans or
              ---------------------------
advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except for (i) Permitted Investments, (ii) the purchase of Contracts pursuant to the terms of the Receivables Purchase Agreement and (iii) the acceptance of investments in exchange for Defaulted Contracts, in an effort to maximize the recoveries thereon (in each such case, with the prior written consent of the Majority Holders).

         (q)  Insolvency  Proceedings.  Institute  Insolvency  Proceedings  with
              -----------------------
respect to the Issuer, FAC, FCI, or any Affiliate thereof or consent to the institution of Insolvency Proceedings against the Issuer, FAC, FCI, or any affiliate thereof or take any corporate action in furtherance of any such action, or seek dissolution or liquidation in whole or in part of the Issuer, FAC, FCI, or any Affiliate thereof.

         (r)  Prohibited Payments.
              -------------------

                  (i) Pay or declare any Dividend or other distribution with respect to its capital stock, or make any payment on account of the purchase, redemption or other acquisition or retirement of its capital stock or any warrant, option or other right to acquire any such capital stock, either directly or indirectly (any such distribution or payment being a "Dividend") if, after giving effect to such declaration, payment or distribution of a Dividend the Issuer (A) would be "insolvent" (as such term is defined in ss.101(32)(A) of the Bankruptcy Code), (B) would be unable to pay its debts as they become due, or (C) would have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage (provided that nothing in this clause (i) shall prohibit the Issuer from effecting any Dividends consisting of property constituting VOIs for which the applicable requirements for release of the related Contract from the Lien of this Agreement under Section 3.5 have been satisfied);

                  (ii) On or after the occurrence of an Event of Default, pay, distribute or declare any Dividend; or

                  (iii) make, or agree to make or schedule to be made, any payments of principal or accrued interest in respect of any subordinated Debt of Issuer.

         (s) [reserved].

         (t) Place of Business;  Change of Name.  The Issuer will not change (x)
             ----------------------------------
its principal place of business or chief executive office from the location listed in such Section 3.1(k), (y) its name, identity or corporate structure or
(z) the location of its Records relating to the Collateral from the location listed in such Section 3.1(k), unless in any such event the Issuer shall have given the Trustee and Collateral Agent at least thirty (30) days' prior written notice thereof and shall have taken all action necessary or reasonably requested by the Trustee or Collateral Agent to amend its existing financing statements and continuation statements so that they are not misleading and to file additional financing statements in all applicable jurisdictions to perfect the Lien of the Collateral Agent on behalf of itself, the Trustee and the Noteholders.


                                    ARTICLE V

                           SERVICING OF CONTRACT POOL

         SECTION 5.1. Responsibility for Contract  Administration.  The Servicer
                      -------------------------------------------
shall manage, administer, service and make collections on the Pledged Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligor in trust on behalf of the Trustee and Issuer. Without limiting the generality of the foregoing, but subject to all other provisions hereof, the Trustee and Collateral Agent grant to the Servicer a limited power of attorney to execute and such Servicer is hereby authorized and empowered to so execute and deliver, on behalf of itself, the Noteholders, the Collateral Agent and the Trustee or any of them, any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Contracts, any Mortgages and the VOIs, but only to the extent useful or necessary by the Servicer.

         The Trustee and Collateral Agent, at the request of a Servicing Officer, shall furnish the Servicer with any reasonable documents or take any action reasonably requested, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder (subject, in the case of requests for documents contained in any Contract Files, to the requirements of the second paragraph of Section 4.1(n)). FAC is hereby appointed as the Servicer until such time as any Service Transfer shall be effected under
Article XIII.

         SECTION 5.2.  Standard of Care. In managing,  administering,  servicing
                       ----------------
and making collections on the Contracts pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with Customary Practices and the Credit Standards and Collection Policies.

         SECTION  5.3.  Records.  The  Servicer  shall,  during the period it is
                        -------
Servicer hereunder, maintain such books of account, computer data files and other records as will enable the Trustee to determine the status of each Pledged Contract and will enable such Contract to be serviced, in accordance with the terms of this Agreement, by a Successor Servicer following a Service Transfer.

         SECTION 5.4. Inspection.
                      ----------

         (a)  Inspection of Servicer.  The Trustee and any  Noteholder and their
              ----------------------
respective representatives shall at all times upon reasonable prior notice have full and reasonable access during normal business hours to all books, correspondence and written and computer records of the Servicer as appropriate to verify the Servicer's compliance with this Agreement, and the Trustee and such Noteholder and their representatives may examine and audit the same, and make photocopies thereof, and the Servicer agrees to render to the Trustee, any such Noteholder and their representatives, at Servicer's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Trustee and each Noteholder and the Rating Agency and their respective representatives shall also have the right to discuss the Servicer's affairs with the officers of the Servicer and the Servicer's independent accountants and to verify under appropriate procedures the validity, amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral.

         (b) Confidential  Information.  The Servicer agrees that, to the extent
             -------------------------
that any information obtained by any Noteholder or its representative pursuant to Section 5.4(a) shall be Confidential Information, such Noteholder may disclose such Confidential Information to (i) such Noteholder's and its Affiliates' directors, officers, employees, agents, trustees and professional consultants, (ii) any other Noteholder, (iii) any Person to which such Noteholder offers to sell a Note or Notes, (iv) any Person to which such Noteholder sells or offers to sell a participation in all or any part of a Note,
(v) any federal or state regulatory authority having jurisdiction over such Noteholder, (vi) the National Association of Insurance Commissioners, or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (1) in compliance with any law, rule, regulation or order applicable to such Noteholder, (2) in response to any subpoena or other legal process, (3) in connection with any litigation to which such Noteholder is or may become a party or (4) in order to protect such Noteholder's investment in such Note or Notes.

         (c)  Inspection  of  Contract  Schedule.  At all times  during the term
              ----------------------------------
hereof, the Servicer shall keep available a copy of the Contract Schedule at its principal executive office for inspection by Noteholders.

         SECTION 5.5. Enforcement.
                      -----------

         (a) The Servicer will, consistent with Section 5.2 hereof, act with respect to the Pledged Contracts in such manner as will maximize the receipt of Collections in respect of such Pledged Contracts.

         (b) The Servicer may sue to enforce or collect upon Contracts, in its own name, if possible, or as agent for Issuer. If the Servicer elects to commence a legal proceeding to enforce a Pledged Contract, the act of commencement shall be deemed to be an automatic assignment of the Pledged Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Pledged Contract on the grounds that it is not a real party in interest or a holder entitled to enforce the Pledged Contract, the Collateral Agent on behalf of the Issuer shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Pledged Contract, including bringing suit in its name or the name of the Issuer. The Servicer shall provide to the Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities which may be incurred thereby.

         (c) The Servicer, upon notice to the Trustee, may grant to the Obligor on any Pledged Contract any rebate, refund or adjustment out of the Collection Account that the Servicer in good faith believes is required as a matter of law; provided that, on any Business Day on which such rebate, refund or adjustment is to be paid hereunder, such rebate, refund or adjustment shall only be paid to the extent of funds otherwise available for distribution from the Collection Account.

         (d) The Servicer will not permit any modification, amendment, waiver, rescission or cancellation of any Pledged Contract by the Obligor, without the prior consent of the Majority Holders, except that the following modifications may be made to a Pledged Contract from time to time:

                  (i)   extensions which are Permitted Deferrals,

                  (ii) amendments, entered into in accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments, and

                  (iii) modifications in the applicability of a PAC (which modification will, among other things, result in a change in the relevant Contract Rate).

         SECTION 5.6. Trustee to Cooperate. Upon request of a Servicing Officer,
                      --------------------
the Trustee and Collateral Agent shall perform such other acts as are reasonably requested by the Servicer (including, without limitation, the execution of documents) and otherwise cooperate with the Servicer in enforcement of the Noteholders' rights and remedies with respect to Pledged Contracts.

         SECTION 5.7.  Other Matters  Relating to the Servicer.  The Servicer is
                       ---------------------------------------
hereby authorized and empowered (i) to advise the Trustee in connection with the amount of withdrawals from Accounts in accordance with the provisions of this Agreement, (ii) to execute and deliver, on behalf of Issuer, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Pledged Contracts and, after the delinquency of any Pledged Contract and to the extent permitted under and in compliance with applicable law and regulations, to
commence   enforcement   proceedings  with  respect  to  such  Pledged  Contract
including, without limitation, the exercise of rights under any power-of-attorney granted in any Pledged Contract and (iii) to make any filings, reports, notices, applications, registrations with, and to seek any consents or authorizations from the Securities and Exchange Commission and any state securities authority on behalf of Issuer as may be necessary or advisable to comply with any federal or state securities or reporting requirements laws. Prior to the occurrence of an Event of Default hereunder, the Trustee agrees that it shall promptly follow the instructions of the Servicer duly given to withdraw funds from the Accounts.

         SECTION 5.8. Servicer Insurance Coverage.  The Servicer shall maintain,
                      ---------------------------
and shall cause FCI to maintain, separate errors and omissions coverage insuring the Trustee's and Noteholders' risk against losses through errors of the Servicer's, FCI's or Issuer's officers and employees involved in the servicing of Contracts covering such actions and in an amount no less than $2,000,000 per occurrence. The Servicer shall also maintain, and shall cause FCI to maintain, a separate fidelity bond coverage insuring the Trustee's and Noteholders' risk against losses through wrongdoing of the Servicer's or FCI's officers and employees involved in the servicing of Contracts covering such actions and in an amount no less than $2,000,000 per occurrence and naming the Trustee, for the benefit of Noteholders, as an additional named insured. Each such insurance policy required pursuant to this Section 5.8 shall provide for written notice to the Trustee by the insurer at least 30 days prior to the cancellation of such insurance. Evidence reasonably satisfactory to the Trustee of all renewals or replacements necessary to maintain such insurance from time to time in force shall be delivered by the Servicer to the Trustee prior to the expiration date of the then current insurance policy.

         SECTION 5.9. Servicing Compensation.  As compensation for its servicing
                      ----------------------
activities hereunder, the Servicer shall be entitled to receive the Monthly Servicing Fee which shall be paid to the Servicer pursuant to Section 7.3. On the first Payment Date the Monthly Servicing Fee shall be prorated, based on the initial Contract Pool Principal Balance, from the Closing Date to the first Determination Date.

         SECTION  5.10.  Costs and  Expenses.  (a) Except as provided in Section
                         -------------------
7.3(q), the costs and expenses incurred by the Servicer in carrying out its duties hereunder, including without limitation the fees and expenses incurred in connection with the enforcement of Pledged Contracts, shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder. Upon request, the Servicer shall provide Issuer or Trustee with supporting documentation for any costs or expenses paid pursuant to Section 7.3(q).

         (b) The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and maintenance of perfection, as against all third parties, of all of the right, title and interest of each of the Collateral Agent and Trustee, in and to the Collateral to the extent that such payments are not made by the Issuer in accordance with Section 4.1(u).

         SECTION 5.11.  Reserved.
                        --------

         SECTION 5.12.  Representations  and  Warranties  of the  Servicer.  The
                        --------------------------------------------------
Servicer hereby represents and warrants to the Trustee and the Noteholders as of the date of this Agreement and as of the date of issuance of the Notes that:

         (a) Organization and Good Standing.  The Servicer is a corporation duly
             ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power, authority, and legal right to own its property and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement. The Servicer is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in each jurisdiction necessary for the enforcement of each Pledged Contract or in which failure to qualify or to obtain such licenses and approvals would have a Material Adverse Effect on the Noteholders.

         (b) Due  Authorization.  The  execution and delivery by the Servicer of
             ------------------
each of the Facility Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Servicer by all necessary corporate action on the part of the Servicer.

         (c)  Binding  Obligations.  Each of the  Facility  Documents  to  which
              --------------------
Servicer is a party constitutes a legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, except as such enforceability may be subject to or limited by applicable Debtor Relief Laws relating to or affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

         (d) No Conflict;  No  Violation.  The execution and delivery of each of
             ---------------------------
the Facility Documents to which Servicer is a party, and the performance of the transactions contemplated by such agreements and the fulfillment of the terms hereof and thereof applicable to the Servicer, will not conflict with, violate, result in any breach of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any provision of any existing law or regulation or any order or decree of any court applicable to the Servicer or its certificate of incorporation or bylaws or any indenture, contract, agreement, mortgage, deed of trust, or other instrument, to which the Servicer is a party or by which it is bound, except where such conflict, violation, breach or default would not have a Material Adverse Effect.

         (e) No Proceedings.  There are no proceedings or investigations pending
             --------------
or, to the best knowledge of the Servicer, threatened against the Servicer, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any of the other Facility Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Facility Documents, (iii) seeking any determination or ruling that, in the reasonable judgment of the Servicer, would adversely affect the performance by the Servicer of its obligations under this Agreement or any of the other Facility Documents, (iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Agreement or any of the other Facility Documents, or (v) seeking any determination or ruling that would have a Material Adverse Effect.

         (f) All Consents  Required.  All approvals,  authorizations,  consents,
             ----------------------
orders or other actions of any Person or any governmental body or official required in connection with the execution and delivery by Servicer of this Agreement or of the other Facility Documents to which it is a party or the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof, have been obtained, except where the failure so to do would not have a Material Adverse Effect.

         SECTION  5.13.  Information.  The  Servicer  agrees to  furnish to each
                         -----------
Noteholder or any prospective transferee of a Note at such Noteholder's (or transferee's) request all information with respect to the Issuer or the Servicer, the Pledged Contracts or the Notes required pursuant to Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, to enable such Noteholder to effect reseals of the Notes (or interests therein) pursuant to such rule.

         SECTION 5.14. Advances by Servicer.  On or before the close of business
                       --------------------
on the Business Day prior to each Payment Date, the Servicer shall deposit in the Collection Account an amount equal to Advances due; provided however, an
                                                          -----------------
Advance will only be required by the Servicer if there are insufficient funds in the Collection Account and/or the Reserve Account to pay amounts owing in accordance with payment priorities contained in Section 7.3 of this Agreement; and provided further, the Servicer shall only be required to make Advances if
    -----------------
the Servicer in good faith believes that such Advance, if made, would not be a Nonrecoverable Advance. Advances, if any, will be for specific Delinquent Contracts which the Servicer identifies.

         SECTION 5.15.  Additional  Covenants of the Servicer.  From the Closing
                        -------------------------------------
Date until the Termination Date, unless the Majority Holders shall otherwise consent in writing:

         (a) Change in Payment Instructions to Obligors.  The Servicer shall not
             ------------------------------------------
add or terminate any bank as a Lock-Box Bank from those listed in Exhibit "F" or
                                                                  ----------
make any change in its instructions to Obligors regarding payments to be made to any Lock-Box Bank, unless the Trustee shall have received (i) 30 Business Days' prior notice of such addition, termination or change and (ii) prior to the effective date of such addition, termination or change, (x) executed copies of Lock-Box Agreements executed by each new Lock-Box Bank, the Issuer, the Trustee and the Servicer and (y) copies of all agreements and documents signed by either the Issuer or the respective Lock-Box Bank with respect to any new Lock-Box Account.

         (b)  Collections.  If the Servicer shall receive any  Collections,  the
              -----------
Servicer shall hold such Collections in trust for the benefit of the Trustee and Noteholders and deposit such

Collections into a Lock-Box Account or the Collection Account within one Business Day following Servicer's receipt thereof, and (ii) if any of FAC, FCI or the Issuer receives any Collections, the Servicer shall cause FAC, FCI or the Issuer, as the case may be, to hold such Collections in trust for the benefit of the Trustee and Noteholders and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following such Person's receipt thereof.

          (c) Compliance  with  Requirements of Law. The Servicer shall maintain
              -------------------------------------
in  effect  all   qualifications   required  under  all  relevant  laws,  rules,
regulations and orders in order to service each Pledged Contract and shall comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties, and the servicing of the Pledged Contracts (including, without limitation, the laws, rules and regulations of each state governing the sale of time share contracts).

         (d) Protection of Rights. The Servicer shall take no action which would
             --------------------
impair in any material respect the rights of any of the Collateral Agent, the Trustee or the Noteholders in the Collateral.

         (e) Credit Standards and Collection Policies. The Servicer shall comply
             ----------------------------------------
in all material respects with the Credit Standards and Collection Policies and Customary Practices in regard to each Pledged Contract.

         (f) Notice to Obligors.  The Servicer  shall ensure that the Obligor of
             ------------------
each Contract either

                  (1) shall have been instructed, pursuant to the Servicer's routine distribution of a periodic statement to such Obligor next succeeding

                           (A) any Contract Grant Date, or

                           (B) the day on  which a PAC  ceased  to apply to such
                  Contract, in the case of a Pledged Contract formerly subject to a PAC,

but in no event later than the then next succeeding due date for Payment under the related Pledged Contract, to remit Payments thereunder to a Post Office Box for credit to a Lock-Box Account, or directly to a Lock-Box Account, in each case maintained at a Lock-Box Bank pursuant to the terms of a Lock-Box Agreement, or

                  (2) has entered into a PAC, pursuant to which a deposit account of such Obligor is made subject to a pre-authorized debit in respect of Payments as they become due and payable, and the Issuer has, and has caused each of the Servicer, a Lock-Box Bank and/or the Collection Account Bank, to take all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account.

         (g) Relocation of Servicer.  The Servicer  shall give the Trustee,  the
             ----------------------
Collateral Agent and the Rating Agency at least 30 days prior written notice of any relocation of any office from which it services Contracts or keeps records concerning the Pledged Contracts or of its principal place of business and chief executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statement or amendments as may be necessary to continue the perfection of the Collateral Agent's security interests in the Pledged Contracts, and Related Collateral and the proceeds thereof. The Servicer shall at all times maintain each office from which it services Contracts and its principal place of business and chief executive office within the United States of America.

         (h)  Instruments.  The  Servicer  shall not remove  any  portion of the
              -----------
Collateral that consists of money or is evidenced by an instrument, certificate or other writing (including any Contract) from the jurisdiction in which it was held at the date the most recent Opinion of Counsel was delivered pursuant to
Section 4.1(j) (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date if no Opinion of Counsel has yet been delivered pursuant to Section 4.1(j)) unless the Trustee shall have first received an Opinion of Counsel to the effect that the Lien created by this Agreement with respect to such property will continue to be maintained after giving effect to such action or actions; provided, however, that each of the Collateral Agent and the Servicer may remove Pledged Contracts from such jurisdiction to the extent necessary to satisfy any requirement of law or court order, in all cases in accordance with the provisions of the Custodial Agreement and Section 4.1(n).

         (i) Contract  Schedule.  The Servicer shall promptly amend the Contract
             ------------------
Schedule to reflect terms or discrepancies that become known to the Servicer after the Closing Date.

         (j) Segregation of Collections.  The Servicer shall prevent the deposit
             --------------------------
into any of the  Lock-Box  Accounts,  the  Collection  Account,  or the  Reserve
Account of any funds other than Collections in respect of the Pledged Contracts,(provided that this covenant shall not be breached to the extent that
           --------
items of payment, which are not material in the aggregate, have been mistakenly forwarded by an Obligor directly to any of FCI, FAC or any of their respective Affiliates, or deposited into a lock-box account maintained for the benefit of BKB under its credit arrangements with FCI and FAC) and, to the extent that any such funds are nevertheless deposited into any of such Lock-Box Accounts, the Collection Account or the Reserve Account, promptly segregate such funds and provide for the remittance of such funds to the owner thereof.

          (k)  Terminate  or Reject  Contracts.  Without  limiting  anything  in
               -------------------------------
Section 4.2(b), the Servicer shall not terminate or reject any Pledged Contract prior to the end of the term of such Contract, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, Section 365 of the Bankruptcy Code), unless prior to such termination or rejection, such Pledged Contract and any related Collateral have been released from the Lien of this Agreement (x) pursuant to Section 3.5, or (y) pursuant to
Section 3.6 in connection with the satisfaction of the remarketing obligations described therein.

         (l) Change in Business or Credit and  Collection  Policy.  The Servicer
             ----------------------------------------------------
shall not make any change in the Credit Standards and Collection Policies, or deviate from the exercise of Customary Practices, which change or deviation would materially impair the value or collectibility of any Pledged Contract.

         (m)  Keeping  of  Records  and Books of  Account.  The  Servicer  shall
              -------------------------------------------
maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Pledged Contracts in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Pledged Contracts (including, without limitation, records adequate to permit the daily identification of all Collections with respect to, and adjustments of amounts payable under, each Pledged Contract).

         (n) Year 2000 Compliance.  The Servicer covenants that its computer and
             --------------------
other systems used in servicing the Pledged Contracts are currently being modified to operate in a manner such that on and after January 1, 2000 (i) the Servicer can service the Pledged Contracts in accordance with the terms of this Agreement and (ii) the Servicer can operate its business in the same manner as it is operating on the date hereof. The Servicer shall certify in writing to the Trustee no later than June 30, 1999 that it is in compliance with this Section 5.15(n).

         SECTION 5.16. FCI and the Servicer.
                       --------------------

         (a)      Guaranty of Servicer Obligations.
                  --------------------------------

                  (i) FCI hereby irrevocably and unconditionally guarantees to each of the Collateral Agent, the Trustee and the Noteholders, the due and punctual performance by FAC of all of its obligations in its capacity as Servicer hereunder (collectively, the "FAC Servicer Obligations").
                                       ------------------------

                  (ii) It shall not be a condition to the accrual of the obligations of FCI hereunder that the Trustee or any other Person shall have first made any request of or demand upon or given any notice to FAC or have initiated any action or proceeding against FAC in respect thereof. The Trustee may proceed to enforce the obligations of FCI under the foregoing paragraph without first pursuing or exhausting any right or remedy which any of the Collateral Agent, the Trustee or any of the Noteholders may have against FAC or any other Person, the Collateral or any other property.

                  (iii)  FCI  hereby  agrees  that its  obligations  under  this
Section 5.16(a) shall be irrevocable and unconditional, irrespective of (A) the validity, enforceability, avoidance, subordination, discharge, or disaffirmance by any Person (including a trustee in bankruptcy) of the FAC Servicer Obligations, any Pledged Contract or any of the other Collateral, (B) the absence of any attempt to collect any Payments from the Obligor related thereto or any guarantor, or to collect the FAC Servicer Obligations from FAC or any other Person, (C) the waiver, consent, extension, forbearance or granting of any indulgence by any of the Collateral

Agent, the Trustee or the Noteholders, with respect to any provision of any instrument evidencing the FAC Servicer Obligations or any Pledged Contract, (D) any change of the time, manner or place of performance of, or in any other term of any of the FAC Servicer Obligations or any Pledged Contract, including without limitation, any amendment to or modification of any of the Facility Documents, (E) any law, regulation or order of any jurisdiction affecting any term of any of the FAC Servicer Obligations, any Pledged Contract, or rights of any of the Collateral Agent, the Trustee or the Noteholders, (F) the failure by any of the Collateral Agent, the Trustee or the Noteholders to take any steps to perfect and maintain perfected its respective interest in any Collateral, (G) any exchange or release of any Collateral or other property in which an interest was acquired pursuant to the Facility Documents, (H) any failure to obtain any authorization or approval from, or to notify or file with, any governmental authority or regulatory body, which authorization, approval, notification or filing was required in connection with the performance of the obligations of FAC or FCI hereunder or (I) any impossibility or impracticability of performance, illegality, force majeure, any act of government, or other circumstances which might constitute a defense available to, or a discharge of, the FAC Servicer Obligations or any of FCI's obligations hereunder, or any other circumstance, event or happening whatsoever whether foreseen or unforeseen and whether similar to or dissimilar to anything referred to above, or (J) any termination of FAC as Servicer, and appointment of a Successor Servicer.

                  (iv) FCI hereby waives promptness, diligence, notice of default by FAC, notice of the incurrence of any FAC Servicer Obligations and any other notice with respect to any of the FAC Servicer Obligations and the Facility Documents and any other document related thereto. FCI hereby warrants that its has adequate means to obtain from FAC on a continuing basis, all information concerning the financial condition of FAC and the Collateral, and that it is not relying on any of the Collateral Agent, the Trustee or the Noteholders to provide such information either now or in the future.

                  (v)      FCI further agrees that:

                           (A) its obligations  under this Section 5.16(a) shall
                  not be limited by any valuation, estimation or disallowance made in connection with any proceedings involving FAC filed under the Bankruptcy Code (whether pursuant to Section 502 thereof or any other section thereof); and

                           (B) neither the Trustee nor the Collateral Agent shall be under any obligation to marshall any assets in favor of or against or in payment of any or all of the FAC Servicer Obligations.

                  (vi) FCI hereby waives all set-offs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of or reliance upon this Agreement. FCI's obligations under this Section 5.16(a) shall not be limited if any of the Collateral Agent, the Trustee or the Noteholders is precluded for any reason (including without limitation, the application of the automatic stay under Section 362 of the Bankruptcy Code) from enforcing or exercising any right or remedy with respect to the FAC Servicer Obligations.

                  (vii) FCI hereby agrees not to exercise or assert any rights which it may acquire by way of subrogation under this Section 5.16(a) if any, unless and until all of the FAC Servicer Obligations shall have been paid and/or performed in full and in cash. If any payment shall be made to FCI on account of any subrogation rights at any time prior to the occurrence of the events described in the preceding sentence, each and every amount so paid will be held in trust for the benefit of the Collateral Agent, the Trustee or the Noteholders and forthwith be paid to the Trustee to be credited and applied to the FAC Servicer Obligations to the extent then unsatisfied, in accordance with the terms of this letter of undertaking or any document delivered in connection therewith.

                  (viii) The agreements of FCI in this Section 5.16(a) shall remain in full force and effect until all of the FAC Servicer Obligations shall have been performed in full; provided that to the extent that FAC makes a
                                 --------
payment, transfer or deposit to any of the Issuer, the Collateral Agent, the Trustee or the Noteholders, which payment, transfer or deposit (or any part thereof) is subsequently invalidated, declared to be fraudulent or preferential or set aside and required to be repaid to FAC, its estate, trustee or receiver or any other Person, under any Debtor Relief Law, common law or equitable cause, then to the extent of such repayment, the agreements of FCI hereunder in respect of such FAC Servicer Obligations or part thereof which had been so repaid, shall be reinstated and continued in full force and effect as of the date such initial payment, transfer or deposit occurred.

                  (ix) FCI acknowledges that (i) performance of all of the terms contained in this Section 5.16(a) is necessary, and (ii) substantial performance shall not be deemed sufficient performance. In addition, FCI consents to an award of specific performance if sought by the Trustee in the event a court of competent jurisdiction determines a breach of any of its obligations hereunder to have occurred.

                  (x)  In the  event  that,  notwithstanding  anything  in  this
Section 5.16(a) to the contrary, FCI has the right under applicable law to revoke its obligations hereunder, this Agreement shall continue in full force and effect until a written revocation executed by FCI, specifically referring to this Section 5.16(a), is received by the Trustee at its address for notice set forth herein. Any such revocation shall not affect the rights of any of the Collateral Agent, the Trustee or the Noteholders hereunder with respect to any of the FAC Servicer Obligations (including without limitation any FAC Servicer Obligations which are contingent or unmatured) which arose on or prior to the date on which the above-referenced revocation was received by the Trustee.

         (b) Management of  Developments.  FCI hereby  covenants and agrees that
             ---------------------------
from the Closing Date until the Termination Date, it shall

                  (i) with respect to Developments where FCI or any Subsidiary of FCI maintains primary or substantial responsibility for management, administration or other services of a similar nature, whether by way of contract or pursuant to any relevant VOI Regime, do or cause to be done all things necessary to maintain each such Development (including, without limitation, all grounds, waters and improvements thereon) in at least as good condition, repair and working order as would be customary for prudent managers of similar time share properties; and

                  (ii) with respect to Developments where FCI or any Subsidiary of FCI does not maintain primary or substantial responsibility for management, administration or other services of a similar nature, do or cause to be done all things which it may accomplish with a reasonable amount of cost or effort, consistent with its relationship (whether contractual or otherwise) with the Person having such primary or substantial responsibility for management, administration or other services), in order to maintain each such Development (including, without limitation, all grounds, waters and improvements thereon) in at least as good condition, repair and working order as would be customary for prudent managers of similar time share properties.

         (c)  Management of FairShare  Plus Program.  FCI hereby  covenants that
              -------------------------------------
from the Closing Date until the Termination Date, it shall perform all of its duties and responsibilities related to the operation and management of the FairShare Plus Program, as described more fully in the FairShare Plus Agreement.

     SECTION 5.17 The Servicer not to Resign. The Servicer shall not resign from
                  --------------------------
the obligations and duties hereby imposed on it hereunder except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which can be taken to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer pursuant to clause (i) hereof shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall be effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 13.02 hereof.

     SECTION 5.18.  Merger or Consolidation of, or Assumption of the Obligations
                    ------------------------------------------------------------
of Servicer.
-----------

         The Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (i) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia and, if the Servicer is not the surviving entity, shall expressly assume by an agreement supplemental hereto, executed and delivered to the Trustee in form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder;

                  (ii) the Servicer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this
Section 5.18, and all conditions precedent provided for herein relating to such transaction have been satisfied;

                  (iii) a letter from the Rating Agency shall have been delivered to the Trustee and each Noteholder confirming that the rating assigned to the Notes will not be downgraded or withdrawn (a "Rating Confirmation Letter")as a result of such consolidation, merger, conveyance or transfer; and

                  (iv) immediately prior to and after the consummation of such merger, consolidation, conveyance or transfer, no event which, with notice or passage of time or both, would become a Servicer Event of Default under the terms of this Agreement shall have occurred and be continuing.

         SECTION  5.19.  Examination  of  Records.  Each of the  Issuer  and the
                         ------------------------
Servicer shall clearly and unambiguously identify each Pledged Contract in its respective computer or other records to reflect that such Pledged Contract has been Granted to the Collateral Agent pursuant to this Agreement. Each of the Issuer and the Servicer shall, prior to the sale or transfer to a third party of any Contract similar to the Pledged Contracts held in its custody, examine its computer and other records to determine that such Contract is not a Pledged Contract.


                                   ARTICLE VI

                                     REPORTS


     SECTION 6.1. Daily Reports.  By no later than 3:00 p.m., Las Vegas,  Nevada
                  -------------
time on each Business Day,

                  (a) a report on computer tape (or other computer record format reasonably acceptable to the Collateral Agent) containing the master file for each Pledged Contract, updated through the close of business on the prior Business Day and appropriately filled-out (which master file shall contain, among other things, (i) the Contract Pool Principal Balance of each Pledged Contract as of the close of business on the preceding Business Day, (ii) the interest rate payable under each Pledged Contract, and (iii) an identifying notation for each Pledged Contract to which a PAC is applicable), shall be delivered by the Servicer to a repository which may be designated by the Collateral Agent from time to time (which repository initially shall be Offsite Data Storage, Inc., Mabelvale, Arkansas, and which repository shall in all cases provide an acknowledgment in form and substance satisfactory to the Collateral Agent to the effect that such repository maintains an account in the name of the Collateral Agent); and

                  (b) a report, by telecopy, containing the aggregate amount of Collections processed by the Servicer on the preceding Business Day (each such report described in clause (a)
or this clause (b) being  referred  to herein as a  "Servicer's  Daily  Report")
                                                     -------------------------
shall be delivered by the Servicer to the Trustee on each Business Day.

Any transmission or other delivery of each such report to the Trustee or a document repository for the Collateral Agent, as the case may be, shall be deemed to be a representation and warranty by the Servicer to the Trustee and Collateral Agent that the information contained therein is true and correct in all material respects.

         SECTION 6.2. Monthly  Reports.  By not later than 3:00 p.m., Las Vegas,
                      ----------------
Nevada time, on the fifth Business Day preceding each Payment Date the Servicer shall transmit to the Trustee in a form or forms acceptable to the Trustee information necessary to transfer funds as provided in Sections 7.3 and 7.4 and produce the Settlement Statement for such Payment Date. Transmission of such information to the Trustee shall be deemed to be a representation and warranty by the Servicer to the Trustee that such information is true and correct in all material respects.

         SECTION 6.3.  Certificate of Servicing  Officer.  On each Payment Date,
                       ---------------------------------
the Servicer shall deliver to the Trustee, each Noteholder and the Rating Agency in hard copy form, the Servicer's Monthly Report in the form set forth in Exhibit "S" with such additions as the Trustee may from time to time request,
----------
together with a certificate of a Servicing Officer substantially in the form of Exhibit "T," certifying the accuracy of such report and that no Event of Default
----------
or event that with the giving of notice or lapse of time or both would become an Event of Default has occurred, or if such event has occurred and is continuing, specifying the event and its status. Such certificate shall also identify which, if any, Pledged Contracts have become Defective Contracts or Defaulted Contracts required to be released on such Payment Date.

         SECTION 6.4. Other Data. In addition, the Servicer shall, on request of
                      ----------
the Trustee, Collateral Agent or Rating Agency, furnish the Trustee, Collateral Agent or Rating Agency such underlying data as can be generated by the Servicer's existing data processing system without undue modification or expense.

         SECTION 6.5. Annual Servicer's  Certificate.  The Servicer will deliver
                      ------------------------------
to the Trustee, the Rating Agency, and each Noteholder on or before September 30 of each calendar year, beginning in 1999, an Officer's Certificate stating that
(a) a review of the activities of the Servicer during the preceding calendar year (or, in the case of the first such Officer's Certificate, the period since the Closing Date) and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to the best of such officer's knowledge, based on such review, the Servicer has fully performed all of its obligations under this Agreement throughout such year, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         SECTION 6.6. Annual Report of Accountants. On or before September 30 of
                      ----------------------------
each calendar year, beginning in 1999, the Servicer, at its own expense, shall cause a firm of nationally recognized independent "Big 5" public accountants (who may also render other services to the Servicer, Issuer or FCI) to furnish a statement to the Trustee, the Rating Agency, and each Noteholder to the effect that such firm, in connection with its annual examination of the Servicer, has (A) made a study and evaluation of the Servicer's internal accounting controls and computer systems relative to the servicing of the Pledged Contracts and that, on the basis of such examination, such firm is of the opinion that (assuming the accuracy of reports by Service's third party agents) the system of internal accounting controls in effect on the date of such statement relating to servicing procedures in connection with the Contracts performed by the Servicer, taken as a whole, was sufficient for the prevention and detection of material errors and material irregularities; and (B) compared the mathematical calculations of each amount set forth in the Servicer's Monthly Reports for each Calculation Period in the preceding twelve-month period with the computer records of the Servicer, and that such firm is of the opinion that such amounts are in agreement; except in either case for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement.

         SECTION 6.7.  [Reserved]

         SECTION 6.8.  Notices to FAC. In the event that FAC is no longer acting
                       --------------
as Servicer,  any Successor  Servicer  appointed and acting  pursuant to Section
13.2 shall deliver or make available to the Issuer and FAC each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to the provisions of this Article VI.


                                   ARTICLE VII

                             RIGHTS OF NOTEHOLDERS;
                            ACCOUNTS AND APPLICATION
                                    OF FUNDS


         SECTION 7.1. Establishment of Accounts.
                      -------------------------

         (a)  Collection   Account.   The  Trustee,   for  the  benefit  of  the
              --------------------
Noteholders, shall establish and maintain in the name of the Trustee, a segregated trust account designated as the "FFCII 1998-A Collection Account" bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Noteholders pursuant to this Agreement.

         (b) The Trustee shall have the sole and exclusive right to withdraw or order a transfer of funds from the Collection Account, in all events in accordance with the terms and provisions of Section 7.3 and the information most recently delivered to the Trustee pursuant to Section 6.2; provided, however,
                                                             --------   -------
that the Trustee shall be authorized (absent instructions to the Trustee to the contrary from the Majority Holders), to accept instructions from the Servicer regarding withdrawals or order transfers of funds from the Collection Account, in all events in accordance with the provisions of Section 7.3 and the information most recently delivered pursuant to Section 6.2. In addition, notwithstanding anything in the foregoing to the contrary, the Trustee shall be authorized to accept instructions from the Servicer on a daily basis (absent further instructions to the contrary from the Majority Holders) regarding withdrawals or order transfers of funds from the Collection Account, to the extent such funds either (i) have been mistakenly deposited into the Collection

Account (including, without limitation, funds representing Assessments or dues payable by Obligors to property owners' associations or other entities), or (ii) relate to items subsequently returned for insufficient funds or as a result of stop payments. In the case of any withdrawal or transfer pursuant to the foregoing sentence, the Servicer shall provide the Trustee with notice of such withdrawal or transfer, together with reasonable supporting details, on the next Monthly Report to be delivered by the Servicer following the date of such withdrawal or transfer (or in such earlier written notice as may be required by the Trustee from the Servicer from time to time). Notwithstanding anything therein to the contrary, the Trustee shall be entitled to make withdrawals or order transfers of funds from the Collection Account, in the amount of all reasonable and appropriate out-of-pocket costs and expenses incurred by the Trustee in connection with any misdirected funds described in clause (i) of the second foregoing sentence.

         (c) Reinvestment  Account. The Trustee, for the benefit of Noteholders,
             ---------------------
shall establish and maintain in the name of the Trustee a segregated trust account designated as the "FFCII 1998-A Reinvestment Account" bearing a designation clearly indicating that the funds therein are held for the benefit of Noteholders pursuant to this Agreement. Pursuant to authority granted to it pursuant to Section 14.1, the Trustee shall be authorized (absent instructions to the contrary from the Majority Holders) to accept instructions from the Servicer regarding the withdrawal of funds from the Reinvestment Account on the basis of the data provided to it by the Servicer and Issuer pursuant to Sections 2.4, 6.2, and 6.3 hereof.

         (d) Reserve Account.  The Trustee,  for the benefit of the Noteholders,
             ---------------
shall establish and maintain in the name of the Trustee, a segregated trust account designated as the "FFCII 1998-A Reserve Account" bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Noteholders pursuant to this Agreement. The Trustee shall have the sole and exclusive right to withdraw or order a transfer of funds from the Reserve Account, in all events in accordance with the terms and provisions of
Section 7.3 and this Section 7.1(d) and the information most recently delivered to the Trustee pursuant to Section 6.3; provided, however, that the Trustee
                                           --------   -------
shall be authorized (prior to the occurrence of an Event of Default and absence of instructions to the contrary from the Majority Holders) to accept instructions from the Servicer to transfer, on each Business Day next succeeding a Payment Date, an amount of funds held in the Reserve Account which shall in no event be greater than the excess (if any) on such Business Day (the "Reserve
                                                                         -------
Account Excess") of the then outstanding  balance of available funds held in the
--------------
Reserve Account over the Reserve Account Requirement in effect as of the opening of Business on such Business Day (after giving effect to all transactions and fund transfers required to take place hereunder pursuant on the next preceding Payment Date). Any amount so transferred shall constitute an additional Servicing Fee paid to the Servicer, and shall not decrease the amount of any Servicing fee otherwise payable to the Servicer in accordance herewith. The Servicer, in making any such instructions for the transfer of funds from the Reserve Account, shall simultaneously provide the Trustee with a certificate of a Servicing Officer as to the existence and size of any Reserve Account Excess to which Servicer is entitled. Notwithstanding anything contained in the foregoing Paragraph to the contrary, on each Business Day from and after the occurrence of an Event of Default, the Trustee shall have the sole right to withdraw all or any portion of the funds on deposit in the Reserve Account for transfer to the Collection Account, to be used solely for the purposes and in the applicable order of priority set forth in Section 7.3 hereof.

                  Any funds remaining in the Reserve Account after the later of the Termination Date and the final payment, in full and in cash, of all of the obligations outstanding under the Notes shall, at the direction of the Trustee, be remitted to the Issuer or as otherwise required by law.

         (e) Reserved.
             --------

         (f) Administration of the Accounts. Funds in the Accounts shall, to the
             ------------------------------
best of the Servicer's and Trustee's ability, at all times be invested in Permitted Investments; provided, however, that the Trustee shall have the sole
                        --------   -------
right to restrict the maturities of any Permitted Investments held in the Accounts in order to ensure that payments may be made on each Payment Date in accordance with Section 7.3 hereof. The Trustee shall maintain or cause to be maintained for the benefit of the Noteholders possession of the negotiable instruments or securities evidencing the Permitted Investments described in clause (a) of the definition thereof from the time of purchase thereof until the time of sale or maturity. Subject to the restrictions set forth above, the Servicer shall instruct the Trustee in writing with respect to the investment of funds on deposit in the Accounts. For purposes of determining the availability of Balances in Accounts for withdrawal pursuant to Sections 7.3 and 7.4 of this Agreement, all investment earnings on such funds shall be deemed to be available to Issuer under this Agreement for the uses specified in such sections. The Trustee shall be fully protected in following the investment instructions of the Servicer, and shall have no obligation for keeping the funds fully invested at all times or for making any investments other than in accordance with such written investment instructions. If no investment instructions are received from the Servicer, the Trustee is authorized to invest the funds in Permitted Investments.

         (g) Any deposit made into any Account hereunder shall, except as otherwise provided herein, be irrevocable and the amount of such deposit and any instrument or security held in such Account hereunder and all interest thereon shall be held in trust by the Trustee and applied solely as provided herein.

         (h) All amounts delivered to the Trustee shall be accompanied by information in reasonable detail specifying the source and nature of the amounts.

         SECTION 7.2.  Lock-Box  Accounts.  The Issuer has established and shall
                       ------------------
maintain a system of operations, accounts and instructions with respect to the Obligors and Lock-Box Accounts at the Lock-Box Banks as described in Sections
                                                                        --------
3.1(l),  4.1(g), 4.1(t) and 4.2(d).  Pursuant to the Lock-Box Agreement to which
-----    -----   -----      -----
it is party, each Lock-Box Bank shall be irrevocably instructed to initiate an electronic transfer of all funds on deposit in the relevant Lock-Box Account to the Collection Account on the Business Day on which such funds become available. None of FCI, the other Originators, FAC or the Issuer, nor any Person claiming by, through or under FCI, the other Originators, FAC or the Issuer, shall have any control over the use of, or any right to withdraw any item or amount from, any Lock-Box Account. Prior to the occurrence of an Event of Default or absent instructions to the contrary from the Majority Holders, the Trustee shall be authorized to allow the Servicer to effect or direct deposits into the Lock-Box Accounts. The Trustee on behalf of the Noteholders is hereby irrevocably authorized and empowered, as the Issuer's attorney-in-fact, to endorse any item deposited in a Lock-Box Account, or presented for deposit in any Lock-Box Account or the Collection Account, requiring the endorsement of the Issuer, which authorization is coupled with an interest and is irrevocable.

         All funds in each Lockbox Account shall be transferred daily by or upon the order of the Trustee by electronic funds transfer or intra-bank transfer to the Collection Account.

         SECTION 7.3.  Application  of Funds.  On each Payment Date, the Trustee
                       ---------------------
shall, based upon the information set forth in the Servicer's Monthly Report, apply funds in the Accounts as and in the order indicated:

         (a) Provided that no Servicer Default shall have occurred and be continuing, from amounts on deposit in the Collection Account constituting funds recovered from Obligors or otherwise in respect of any Pledged Contract(s) as to which the Servicer has previously made an unreimbursed Advance, to the Servicer in an amount equal to the amount of such unreimbursed Advance;

         (b)  From the  Reinvestment  Account  to the  Collection  Account,  any
amounts  in  the  Reinvestment   Account   constituting  income  from  Permitted
Investments since the preceding Payment Date;

         (c) From the Reserve Account to the Collection Account, any amounts therein in excess of the Reserve Account Requirement;

         (d) Provided that no Servicer Default shall have occurred and be continuing, from the Collection Account, to the Servicer, an amount equal to any Nonrecoverable Advances made by the Servicer with respect to Delinquent Contracts;

         (e) From the Collection Account, then the Reserve Account, to the Trustee, the amount of the Trustee's Fees and expenses then due to the Trustee pursuant to Section 14.5, and following a Service Transfer, provided that the Successor Servicer is not FAC or any of its Affiliates, to the Servicer, the Monthly Servicing Fee, said payments to the Trustee and the Servicer to be pro rata and pari passu;

         (f) From the Collection Account, then the Reserve Account, to BKB, the amount of the Collateral Agent Fee;

         (g) From the Collection Account, then the Reserve Account, to the Noteholders an amount equal to the Monthly Interest;

         (h) From the Collection Account, then the Reserve Account, to the Noteholders the amount of any Unpaid Interest;

         (i) From the Collection Account, to the Reserve Account, the amount necessary to fund the Reserve Account to the Reserve Account Requirement;

         (j) If prior to the Amortization Commencement Date:

               (i) from the Collection Account to the Noteholders as a payment of principal, the Release Price for Overconcentration Contracts;

                  (ii) from the Collection Account to the Reinvestment Account an amount equal to the sum of (A) Gross Contract Amortization and (B) Contract Amortization Shortfall; and

                  (iii) from the Reinvestment Account to Noteholders as a payment of principal, any Excess Reinvestment Account Amount;

         (k) If on or after the Amortization Commencement Date:

                  (i) from the Collection Account, then the Reserve Account to Noteholders as a payment of principal an amount equal to the lesser of
         (A) the Aggregate Note Principal Balance, or (B) the sum of (1) the Note Principal Payment and (2) Unpaid Principal; and

                  (ii) from the Reinvestment Account to Noteholders as a payment of principal, the entire Balance in the Reinvestment Account;

         (l) From the Collection Account to the Noteholders, an amount equal to any indemnity payments due from Issuer pursuant to Article 10;

         (m)   [reserved];

         (n) From the Collection Account to the Servicer, if the Servicer is FAC or any of its Affiliates, the Monthly Servicing Fee;

         (o)      [reserved];

         (p) If an Event of Default has occurred and is continuing, or if on or after the Amortization Commencement Date the Overcollateralization Requirement is not met after giving effect to the payments made pursuant to Section 7.3(k), from the Collection Account to the Noteholders as a payment of principal, the entire remaining Balance of the Collection Account;

         (q) Following a Service Transfer, from amounts in the Collection Account in excess of an amount equal to the sum of (i) Early Collections and
(ii) the aggregate Release Price of all Defective Contacts which the Issuer was required but failed to effect the release of on any Payment Date, to the Servicer, the Monthly Excess Servicing Fee; and

         (r) From the Collection Account to the Issuer, free of the Lien of this Agreement, an amount equal to (i) the remaining Balance of the Collection Account minus
         -----

(ii) if any Notes are outstanding, the sum of (x) Early Collections and (y) the aggregate Release Price of all Defective Contracts which the Issuer was required but failed to effect the release of on any Payment Date, such funds to be used by Issuer for any purposes not otherwise prohibited by this Agreement, including, without limitation, (1) the payment of any Dividend to the extent permitted pursuant to the terms of Section 4.2(r) hereof, (2) the payment of any and all tax obligations (and imputed tax obligations) then due and payable by the Issuer, and (3) interest on Pledged Contracts which was accrued and unpaid on the Cutoff Date relating thereto, but subsequently deposited into the Collection Account.

         SECTION 7.4.  Payment for  Substitute  Contracts.  On each Payment Date
                       ----------------------------------
prior to the Amortization Commencement Date, the Trustee shall, after application of funds pursuant to Section 7.3, release from the Reinvestment Account to the Issuer, amounts for which Substitute Contracts have been properly Granted to the Trustee pursuant to Section 2.4.

         SECTION  7.5.  Servicer's  Failure  to Make a Deposit or  Payment.  The
                        --------------------------------------------------
Servicer shall promptly provide the Trustee with all information necessary to enable the Trustee to make the payments and deposits required pursuant to Sections 7.3 and 7.4. If the Servicer fails to give instructions to make any payment or deposit required to be given by the Servicer at the time specified in this Agreement, the Trustee shall make such payment or deposit from the applicable Account to the extent that the Trustee is in possession of information satisfactory to it to enable the Trustee to determine the amount of any such payment or deposit.

         SECTION 7.6. Tax Treatment.  Issuer has  structured  this Agreement and
                      -------------
the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of Issuer, and Issuer and each Noteholder by acceptance of its Note agree to treat the Notes (or beneficial interest therein) as indebtedness for purposes of federal, state and local income or franchise taxes or any other tax imposed on or measured by income.


                                  ARTICLE VIII

                             PAYMENTS AND REPORTS TO
                                   NOTEHOLDERS


         SECTION  8.1.  Payments.   On  each  Payment  Date  the  Trustee  shall
                        --------
distribute to each Noteholder of record at the close of business on the preceding Determination Date its pro rata share, represented by Notes held by such Noteholder, of amounts as are payable to the Noteholders pursuant to Sections 7.3 hereof by wire transfer or other means pursuant to written instructions delivered to the Trustee by a Noteholder at least ten (10) days prior to such Payment Date.

         SECTION 8.2. Monthly and Annual Noteholders' Statement.
                      -----------------------------------------

         (a) Monthly Noteholders' Statement.  On each Payment Date, the Trustee
             ------------------------------
shall forward to each Noteholder (with a copy thereof to Issuer and the Servicer) a statement substantially in the form of Exhibit "U" (the "Settlement  Statement")  prepared by the Trustee based
        ----------
on information and data furnished to it by the Servicer (which, in the case of the amount of principal and interest, respectively, paid on the Notes shall be stated in the aggregate and on the basis of an original principal amount of $1,000 per Note).

         (b)  Annual  Noteholders'   Statement.   On  the  Settlement  Statement
              --------------------------------
delivered on September 20th of each calendar year, commencing in 1999, the Trustee shall include the aggregate amounts of principal and interest, respectively, paid on the Notes during the preceding calendar year or portion thereof (which shall be stated in the aggregate and on the basis of an original principal amount of $1,000 per Note).

         (c) Annual Tax  Reporting.  The Trustee shall file or cause to be filed
             ---------------------
with the Internal Revenue Service and furnish or cause to be furnished to Noteholders Information Reporting Forms 1099, together with such other information reports or returns at the time or times and in the manner required by the Internal Revenue Code consistent with the treatment of the Notes as indebtedness of Issuer for federal income tax purposes.

          SECTION 8.3. Financial Statements.  The Servicer will deliver or cause
                       --------------------
to be delivered,  in duplicate,  to each Noteholder,  the Trustee and the Rating
Agency:

         (a) as soon as practicable, and in any event not later than the later of 50 days following the end of each quarterly accounting period or 10 days following the filing of a Form 10-Q, if any, with the Securities and Exchange Commission, consolidated statements of income and cash flows for the Servicer and its subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Servicer as at the end of such quarterly period, setting forth in each case figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by the authorized financial officer of the Servicer, subject to changes resulting from normal year-end adjustments;

         (b) as soon as practicable, and in any event not later than the later of 95 days following the end of each annual accounting period or within 10 days following the filing of a Form 10-K, if any, with the Securities and Exchange Commission, audited consolidated statements of income and cash flows for the Servicer for such year, and a consolidated balance sheet of the Servicer and its subsidiaries as at the end of such year, setting forth in each case corresponding figures from the preceding annual financial statements, all in reasonable detail and certified by a firm of independent accountants; and

         (c) to the extent not covered in subsections (a) and (b) above, as soon as practicable and in any event within ten (10) days after such filing, any financial reports filed by the Servicer with the Securities and Exchange Commission.

                                   ARTICLE IX

                                    THE NOTES


         SECTION 9.1. The Notes. The Notes shall be substantially in the form of
                      ---------
Exhibit "G" hereto,  and shall,  upon original  issue,  be executed by Issuer by
----------
manual signature for authentication by manual signature of the Trustee upon the order of Issuer upon receipt by the Trustee of the documents listed in Section
2.2 to be received by it on or before the Closing Date. On the Closing Date, the Notes shall be issued in minimum denominations of $500,000 initial principal balance and shall mature and be due and payable in their entirety on the Note Maturity Date. Notes bearing the manual signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Issuer shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of such Notes. No Note shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. All Notes shall be dated the date of their authentication.

         The Notes shall represent secured, senior indebtedness of the Issuer, payable as provided in this Agreement.

         SECTION 9.2. Registration of Transfer and Exchange of Notes.
                      ----------------------------------------------

         (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the "Transfer Agent and Registrar") in accordance with the provisions of Section 9.2(b) a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Notes and of transfers and exchanges of the Notes as herein provided. The Trustee is hereby initially appointed Transfer Agent and Registrar for the purpose of registering the Notes and transfers and exchanges of the Notes as herein provided. Promptly after the Closing Date, the Trustee will give the Servicer, in writing, the names of all Noteholders and the Trustee will give the Servicer prompt written notice of any change in the Noteholders. The Trustee (or any successor Transfer Agent and Registrar) shall be permitted to resign as Transfer Agent and Registrar upon 30 days' written notice to the Servicer; provided, however, that no such resignation shall be effective until such time
------------------
that the Servicer shall have appointed a successor Transfer Agent meeting the eligibility requirements applicable to the Trustee as set forth in Section 14.6 hereof.

         No transfer of the Notes shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said act and laws. The Trustee shall require the transferee to execute a transferee  certificate  (substantially  in the  form  of  Exhibit  "V"  hereto)
                                                           -----------
certifying to the Servicer and the Trustee the facts surrounding such transfer.

         No transfer of a Note shall be made unless the Trustee shall have received a representation letter from the transferee of such Note, substantially in the form of Exhibit "V" hereto as to certain matters in connection with the
               ----------
Employee Retirement Income Security Act of 1974, as amended.

         Upon surrender for registration of transfer of any Note at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferee, one or more new Notes in authorized denominations and like aggregate principal balance.

         At the option of a Noteholder, any Notes may be exchanged for other Notes of authorized denominations and aggregate principal balance, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange, Issuer shall execute and the Trustee shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Noteholder thereof or its attorney duly authorized in writing.

         No service charge shall be assessed against any Noteholder or Issuer for any registration of transfer or exchange of Notes, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Notes, which sum shall not be an expense of the Trustee, Issuer or the Servicer.

         All Notes surrendered for registration of transfer and exchange shall be cancelled and disposed of in a manner satisfactory to the Transfer Agent and Registrar.

         (b) The Transfer Agent and Registrar will maintain at its expense in Salt Lake City, Utah, an office or offices or agency or agencies where Notes may be surrendered for registration of transfer or exchange.

         SECTION 9.3.  Mutilated,  Destroyed,  Lost or Stolen Notes.  If (a) any
                       --------------------------------------------
mutilated Note is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its reasonable satisfaction of the destruction, loss or theft of any Note and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as the Transfer Agent and Registrar and the Trustee may reasonably request (which, in the case of an Institutional Investor, will be satisfied by an unsecured indemnity agreement), then, in the absence of notice to the Trustee that such Note has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor and aggregate principal balance. In connection with the issuance of any new Note under this Section 9.3, the Trustee or the Transfer Agent and Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith, which sum shall not be an expense of the Trustee, Issuer or the Servicer. Any replacement
Note issued pursuant to this Section 9.3 shall constitute complete and indefeasible evidence of indebtedness of Issuer, as if originally issued, whether or not the lost, stolen or destroyed Note shall be found at any time.

         SECTION 9.4. Persons Deemed Owners. Prior to due presentation of a Note
                      ---------------------
for registration of transfer, the Trustee, the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name any Note is registered as the owner of such Note for the purpose of receiving distributions pursuant to Article VII and for all other purposes whatsoever, and neither the Trustee, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary; provided, however, that in determining
                                         --------   -------
whether the holders of the requisite aggregate principal balance have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by Issuer, the Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not Issuer, the Servicer or an Affiliate thereof.

         SECTION 9.5.  Access to List of Noteholders'  Names and Addresses.  The
                       ---------------------------------------------------
Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Servicer or any Noteholder, within five Business Days after receipt by the Trustee of a written request therefor from the Servicer or such Noteholder, respectively, a list in such form as the Servicer or such Noteholder may reasonably require, of the names and addresses of the Noteholders as of the most recent Determination Date for payment of distributions to Noteholders. Every Noteholder, by receiving and holding a Note, agrees that neither the Trustee, the Transfer Agent and Registrar, the Servicer nor any of their respective agents, shall be held accountable by reason of the disclosure of any such information pursuant to the preceding sentence, regardless of the source from which such information was obtained.


                                    ARTICLE X

                                   INDEMNITIES


         SECTION 10.1.  Liabilities  to Obligors.  No obligation or liability to
                        ------------------------
any Obligor under any of the Pledged Contracts is intended to be assumed by the Trustee or the Noteholders under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted by law, the Trustee and the Noteholders expressly disclaim any such obligation and liability.

         SECTION  10.2.  Tax  Indemnification.  Issuer  agrees  to  pay,  and to
                         --------------------
indemnify, defend and hold harmless the Trustee and the Noteholders from, any taxes which may at any time be asserted with respect to, and as of the date of, the Grant of the Pledged Contracts to the Trustee, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other income or intangible asset taxes arising out of the issuance of the Notes or distributions with respect thereto, other than any such intangible asset taxes in respect of a jurisdiction in which the indemnified person is not otherwise subject to tax on its intangible assets) and costs, expenses and reasonable counsel fees in defending against the same.

         SECTION 10.3.  Servicer's  Indemnities.  The Servicer  shall defend and
                        -----------------------
indemnify the Trustee, Issuer, FAC (if it is no longer the Servicer) and the Noteholders against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken, or failure to take any action by the Servicer (but not by any predecessor Servicer) with respect to this Agreement or any Pledged Contract; provided, however, that if a Successor Servicer is acting
                       -----------------
as Servicer, such indemnity shall apply only in respect of any negligent action taken, or negligent failure to take any action, or reckless disregard of duties hereunder, or bad faith or willful misconduct by such Successor Servicer. This indemnity shall survive any Service Transfer (but a Servicer's obligations under this Section 10.3 shall not relate to any actions of any Successor Servicer after a Service Transfer) and any payment of the amount owing under, or any purchase release by Issuer of any such Pledged Contract.

         SECTION 10.4. FAC's Indemnities. FAC shall defend and indemnify Issuer,
                       -----------------
the Trustee, the Noteholders and the Servicer (if FAC is no longer the Servicer) against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of (i) the breach of any representation, warranty or covenant of FAC made hereunder or any representation, warranty or covenant of FAC made under the Receivables Purchase Agreement and (ii) any action taken, or any failure to take action, by FAC at any time whatsoever with respect to this Agreement or any Pledged Contract.

         SECTION  10.5.  Operation of  Indemnities.  Indemnification  under this
                         -------------------------
Article X shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments to the Trustee or the Noteholders pursuant to this Article and if either the Trustee or the Noteholders thereafter collects any of such amounts from others, the Trustee or the Noteholders will promptly repay such amounts collected to the Servicer without interest.



                                   ARTICLE XI

                                   [RESERVED]

                                   ARTICLE XII

                                EVENTS OF DEFAULT


     SECTION 12.1.  Events of Default.  If any one of the following events shall
                    -----------------
occur:

         (a) failure on the part of Issuer or the Servicer (1) to make or cause to be made any payment or deposit required by the terms of this Agreement on or before the date such payment or deposit is required to be made herein, or (2) duly to observe or perform or caused to be observed or performed any covenant or agreement of Issuer or the Servicer set forth in this Agreement, the Receivables Purchase Agreement or any Purchase Agreement, which continues unremedied for a period of 30 days (or 5 Business Days, in the case of Sections 4.1(i) and (u)(i) and 4.2(a), (d), (e), (i), (r)and (t)) after the earlier of (aa) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Issuer or the Servicer, as the case may be, by the Trustee, or to Issuer or the Servicer, as the case may be, and the Trustee by any Noteholder or (bb) the date on which Issuer or the Servicer has actual knowledge thereof;

         (b) any representation or warranty made (or deemed to be made) by Issuer or the Servicer in Sections 3.1 and 5.12 of this Agreement, or any representation or warranty made (or deemed to be made) by Issuer, FAC or FCI in the Receivables Purchase Agreement or any Purchase Agreement, shall prove to have been incorrect in any respect when made (or deemed to be made);

         (c) (1) Issuer or the Trustee shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to Issuer or the Trustee of or relating to all or substantially all of its property, or (2) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Issuer or the Trustee and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or (3) Issuer or the Trustee shall become insolvent or admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; provided, however that the
                                                    ------------------
occurrence of any of the events described in clauses (1), (2) or (3) with respect to the Trustee shall not constitute an Event of Default if within 30 days following the occurrence thereof a successor Trustee satisfactory to the Majority Holders shall have been appointed and accepted such appointment.

         (d) Issuer shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or shall become under the control of an "investment company";

         (e) any Servicer Default shall occur and a Successor Servicer shall not
have  been  appointed  and  accepted   appointment  within  five  Business  Days
thereafter;

         (f) the Notes fail to qualify as debt for federal income tax purposes;

         (g) the failure of the Contract Pool Principal Balance to be equal to or greater than the Aggregate Note Principal Balance;

         (h) any event which materially adversely affects the collectibility of the Contract Pool or which materially adversely affects the ability of the Servicer to collect on the Contract Pool; or

         (i) failure on the part of FCI or FAC to observe and perform any covenant or agreement set forth in the Receivables Purchase Agreement, or any Purchase Agreement, which continues unremedied for a period of 30 days after the earlier of (aa) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to FCI or FAC by Issuer, the Servicer or the Trustee, as the case may be, or to FCI or FAC and the Trustee by any Noteholder or (bb) the date on which FCI or FAC has actual knowledge thereof.

THEN, in the case of any event described in subparagraph (a)(2) or (i), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the Holders of Notes aggregating more than 25% of the Aggregate Note Principal Balance by notice then given in writing to Issuer (and to the Trustee if given by the Noteholders) may declare that an event of default (an "Event of Default") has occurred as of the date of such notice, and in the case of any event described in subparagraph (a)(1), (b), (c), (d), (e), (f), (g) or (h), an Event of Default shall occur without any notice or other action on the part of the Trustee or the Noteholders, immediately upon the occurrence of such event and shall continue unless waived in writing by the Holders of 100% of the Notes. Promptly after the automatic occurrence of an Event of Default, and, in any event, within two Business Days thereafter, the Trustee shall notify each Noteholder and the Rating Agency of the occurrence thereof to the extent a Responsible Officer of the Trustee has actual knowledge thereof based upon receipt of written information or other communication.

         SECTION 12.2.  Acceleration of Maturity; Rescission and Annulment.
                        --------------------------------------------------

         (a) If any Event of Default with respect to Issuer described in Section 12.1(c) hereof shall occur and be continuing, the principal of all the Notes then outstanding, together with accrued interest thereon, shall automatically be immediately due and payable. If any other Event of Default shall have occurred and be continuing, the Majority Holders may declare the principal of all the Notes then outstanding, together with accrued interest thereon to be immediately due and payable, by a notice in writing to Issuer and to the Trustee and upon any such declaration such principal and interest shall become immediately due and payable.

         (b) At any time after such an acceleration or declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Majority Holders by written notice to Issuer and the

Trustee, may, but are not required to, rescind and annul such acceleration and its consequences. No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

         SECTION 12.3.  Collection of Indebtedness  and Suits for Enforcement by
                        --------------------------------------------------------
Trustee.  Issuer  covenants  that if the Notes  are  accelerated  following  the
-------
occurrence of an Event of Default, and such acceleration has not been rescinded and annulled, Issuer shall, upon demand of the Trustee, pay to it, for the benefit of the Noteholders, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal and upon overdue installments of interest at the Note Rate plus 2% per annum to the extent that payment of such interest shall be legally enforceable; and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         Until such demand is made by the Trustee, Issuer shall pay the principal of and interest on the Notes to the Trustee for the benefit of the registered Holders to be applied as provided in Article VII of this Agreement, whether or not the Notes are overdue.

         If Issuer fails to pay such amounts forthwith upon such demand, then the Trustee for the benefit of the Noteholders and as trustee of an express trust, may, with the prior written consent of the Majority Holders institute suits in equity, actions at law or other legal, judicial or administrative proceedings (each a "Proceeding") for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against Issuer and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of Issuer, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may, with the prior written consent of the Majority Holders, proceed to protect and enforce its rights and the rights of the Noteholders hereunder and under the Notes, by such appropriate Proceedings as are necessary to effectuate, protect and enforce any such rights, whether for the specific enforcement of any covenant, agreement, obligation or indemnity in this Agreement or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy.

         SECTION 12.4. Trustee May File Proofs of Claim. In case of the pendency
                       --------------------------------
of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other Proceeding relative to Issuer or the property of Issuer or its creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise) shall be entitled and empowered, by intervention in such Proceeding or otherwise,

         (a) to file a proof of claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Noteholders allowed in such Proceeding, and

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same to the Noteholders;

and any receiver, assignee, trustee, liquidator or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Article XIV.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding.

         SECTION 12.5.  Remedies.
                        --------

         (a) If an Event of Default shall have occurred and be continuing, the Trustee and Collateral Agent may, with the prior written consent of the Majority Holders do one or more of the following (subject to Section 12.6 hereof):

                  (1) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Agreement, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Collateral and the property of Issuer monies adjudged due;

                  (2) obtain possession of Pledged Contracts in accordance with the terms of the Custodial Agreement and sell the Collateral or any portion thereof or rights or interests therein, at one or more public or private sales called and conducted in any manner permitted by law and in accordance with
Section 12.13 hereof;

                  (3) institute Proceedings in its own name and as trustee of an express trust from time to time for the complete or partial foreclosure of this Agreement with respect to the Collateral; and

                  (4) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders and each other agreement contemplated hereby (including retaining the Collateral pursuant to Section 12.6 hereof and applying distributions from the Collateral pursuant to Section 12.7 hereof);

provided,  however, that neither the Trustee, nor the Collateral Agent, may sell
--------   -------
or otherwise liquidate the Collateral following an Event of Default other than an Event of Default described in Section 12.1(a) hereof, unless either (i) the Holders of 100% of the Aggregate Note Principal Balance then outstanding consent thereto, (ii) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal and accrued interest and the fees and other amounts required to be paid prior to payment of amounts due on the Notes pursuant to Section 12.7 hereof, or (iii) the Majority Holders consent thereto and the Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of, and interest on, the Notes as they would have become due if such Notes would not have been declared due and payable.

         (b) In addition to the remedies provided in Section 12.5(a) hereof, if an Event of Default as described in Section 12.1(a), (b), (d), (e), (f), (g),
(h), (i) or (j) hereof shall have occurred and be continuing the Trustee may, and at the request of the Majority Holders shall, institute a Proceeding in its own name and as Trustee of an express trust solely to compel performance of the covenant, agreement, obligation or indemnity or to cure the representation or warranty or statement, the breach of which gave rise to the Event of Default under such Section; and the Trustee may enforce any equitable decree or order arising from such Proceeding.

         SECTION 12.6.  Optional  Preservation of Collateral.  If the Notes have
                        ------------------------------------
been accelerated following an Event of Default and such acceleration and its consequences have not been rescinded and annulled, to the extent permitted by law, the Trustee may, and at the request of the Majority Holders shall, elect to retain the Collateral securing the Notes intact for the benefit of the Holders of the Notes and in such event it shall deposit all funds received with respect to the Collateral in the Collection Account and apply such funds in accordance with the payment priorities set forth in Article VII of this Agreement, as if there had not been such an acceleration, provided that the Trustee shall have determined that the distributions and other amounts receivable with respect to such Collateral are sufficient to provide the funds required to pay the principal of and interest on the Notes as and when such principal and interest would have become due and payable pursuant to the terms hereof and of such Notes if there had not been a declaration of acceleration of maturity of the Notes.

         For purposes of clause (ii) or (iii) of the proviso to Section 12.5(a) and this Section 12.6, the Trustee may, but need not, obtain and rely upon an opinion of an independent accountant or an independent investment banking firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the distributions and other amounts receivable with respect to the Collateral to make the required payments of principal of and interest on the Notes, and any such opinion shall be conclusive evidence as to such feasibility or sufficiency.

         Until the Trustee has elected, or has determined not to elect, to retain the Collateral pursuant to this Section 12.6, the Trustee shall continue to apply all distributions received on such Collateral in accordance with
Article VII of this Agreement. If the Trustee determines to retain the Collateral as provided in this Section 12.6, such determination shall be deemed to be a rescission and annulment (but not a waiver) of the aforementioned Event of Default and its consequences pursuant to Section 12.2 but no such rescission and annulment shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         SECTION 12.7.  Application of Money Collected  During Event of Default.
                        -------------------------------------------------------
If the Notes have been accelerated following an Event of Default and such acceleration and its consequences have not been rescinded and annulled, and distributions on the Collateral securing the Notes are not being applied pursuant to Section 12.6 hereof, any monies collected by the Trustee pursuant to this Article XII or otherwise with respect to such Notes shall be applied on the date or dates fixed by the Trustee in accordance with Section 7.3 hereof.

         SECTION 12.8. Limitation on Suits by Individual Noteholders. Subject to
                       ---------------------------------------------
Section 12.9, no Noteholder shall have any right to institute any Proceeding with respect to this Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder or thereunder, unless:

         (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (b) the Majority Holders shall have made written requests to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request (which in the case of an Institutional Investor shall be satisfied by a written agreement to pay such costs, expenses and liabilities); and

         (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding,

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Noteholders.

         SECTION 12.9.  Unconditional Rights of Noteholders to Receive Principal
                        --------------------------------------------------------
and Interest.  Notwithstanding any other provision in this Agreement, the Holder
------------
of any Note shall have the right, which right is absolute and unconditional, to receive payment of the principal and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Agreement (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

         SECTION 12.10.  Restoration  of Rights and Remedies.  If the Trustee or
                         -----------------------------------
any Noteholder has instituted any Proceeding to enforce any right or remedy under this Agreement and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case Issuer, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         SECTION  12.11.  Waiver  of  Past  Defaults.  Prior  to  the  Trustee's
                          --------------------------
acquisition of a money judgment or decree for payment, in either case for the payment of all amounts owing by Issuer in connection with this Agreement and with the Notes, the Majority Holders may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default:

         (a)      in the payment of the principal of or interest on any Note, or

         (b) in respect of a covenant or provision  hereof  which under  Section
16.1 cannot be modified or amended without the consent of all the Noteholders affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 12.12.  Waiver of Stay or Extension Laws.  Issuer covenants (to
                         --------------------------------
the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, on the basis of any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 12.13.  Sale of Collateral.
                         ------------------

         (a) The power to effect any sale (a "Sale") of any portion of the Collateral pursuant to Section 12.5 hereof shall not be exhausted by any one or more Sales as to any portion of such Collateral remaining unsold, but shall continue unimpaired until the entire Collateral shall have been sold or all amounts payable on the Notes and under this Agreement with respect thereto shall have been paid, whichever occurs later. The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale. The Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

         (b) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a Sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney- in-fact of Issuer to transfer and convey Issuer's interest in any portion of the Collateral in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         SECTION 12.14. Action on Notes. The Trustee's right to seek and recover
                        ---------------
judgment on the Notes or under this Agreement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Agreement. None of the rights or remedies of the Trustee or the Noteholders hereunder shall be impaired by the recovery of any judgment by the Trustee or any Noteholder against Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of Issuer.

         SECTION 12.15. Rights of Dissenting Noteholders with Respect to Certain
                        --------------------------------------------------------
Actions. Any Noteholder not consenting to the foreclosure upon or disposition of
-------
any Collateral by the Trustee as provided by this Article, if such Noteholder shall believe that such foreclosure or disposition might subject such Noteholder to liability, may elect by written notice to the Trustee to abandon and terminate all of its right, title and interest with respect to all of the transactions contemplated by this Agreement, including without limitation its right, title and interest in and to the Collateral and any amount thereafter becoming due under the Notes held by it. Such abandonment and termination shall be effective immediately upon delivery of such notice to the Trustee pursuant to
Section 16.5, whereupon without any further action such Noteholder shall forfeit all of its rights and be released from all of its obligations with respect to all of the transactions contemplated by this Agreement and shall otherwise cease to be a Noteholder hereunder for any purpose whatsoever, and the Notes held by such Noteholder shall be deemed not to be outstanding for any purpose whatsoever; provided, however that such abandonment and termination shall not
             ------------------
deprive such Noteholder of any of its rights, nor relieve such Noteholder of any of its obligations, with respect to any matters arising in connection with the transactions contemplated by this Agreement prior to such abandonment and termination.

                                  ARTICLE XIII

                                SERVICER DEFAULTS


     SECTION 13.1.  Servicer  Defaults.  If any one of the  following  events (a
                    ------------------
"Servicer Default") shall occur and be continuing:

         (a) any failure by the Servicer to deliver any Servicer's Daily Report pursuant to Section 6.1, which continues unremedied for a period of five Business Days after such report is due; provided, however, the Servicer shall
                                         ------------------
not be entitled to cure any future failure to deliver any Servicer's Daily Report pursuant to Section 6.1 after Servicer shall have received written notice from Majority Holders to the effect that, in their reasonable good faith judgment and based on information they believe to be reliable, they have determined that the Servicer is no longer able (or, in the future may no longer be able) to discharge its duties effectively under this Agreement;

         (b) any failure by the Servicer to deliver any information to the Trustee pursuant to Section 6.2 or any Servicer's Monthly Report to the Trustee, the Rating Agency, and each Noteholder pursuant to Section 6.3 or to make any payment, transfer or deposit or to give instructions or notice to the Trustee pursuant to Article VII on or before the date such information,

Servicer's Monthly Report, payment, transfer, deposit, instruction or notice is required to be made or given under the terms of this Agreement;

         (c) failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement or any Purchase Agreement, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by any Noteholder; or the Servicer shall assign its duties under this Agreement, except as permitted by Section 5.17;

         (d) any representation, warranty or certification made by the Servicer in this Agreement or any Purchase Agreement or in any certificate delivered pursuant to this Agreement or any Purchase Agreement shall prove to have been incorrect in any material respect when made;

         (e) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or the Servicer shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable Debtor Relief Law, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

         (f) a final judgment is rendered against FAC while acting as Servicer in an amount greater than $1,000,000 and, within 45 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 45 days after the expiration of any such stay, such judgment is not discharged; or

         (g) the Majority Holders (A) shall receive notice from the Servicer that the Servicer is no longer able to discharge its duties under this Agreement or (B) shall determine, in their reasonable judgment and based upon published reports (including wire services), which they reasonably believe in good faith to be reliable, that the Servicer: (1) has experienced a material adverse change in its business, assets, liabilities, operations, or financial condition, (2) has defaulted on any of its material obligations (other than those included in this Agreement), or (3) has ceased to conduct its business in the ordinary course.

THEN, so long as such Servicer Default shall be continuing, either the Trustee, or the Majority Holders, by notice then given in writing to the Servicer and
Rating Agency (and to the Trustee if given by the Majority Holders) (a "Termination Notice"), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement (such termination being herein called a "Service Transfer"). After receipt by the Servicer of such Termination Notice and on the date that a Successor Servicer shall have been appointed by the Majority Holders pursuant to Section 13.2, all authority and power of the Servicer under this Agreement shall pass to and be vested in such Successor Servicer without further action on the part of any Person, and, without limitation, the Trustee at the direction of the Majority Holders is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights.

         The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Pledged Contracts provided for under this Agreement, including, without limitation, all authority over any Collections which shall on the date of transfer be held by the Servicer for deposit in a Lockbox Account or which shall thereafter be received by the Servicer with respect to the Pledged Contracts, and in assisting the Successor Servicer in enforcing all rights under this Agreement including, without limitation, allowing the Successor Servicer's personnel access to the Servicer's premises for the purpose of collecting payments on the Pledged Contracts made at such premises. The Servicer shall promptly transfer its electronic records relating to the Pledged Contracts to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Pledged Contracts in the manner and at such times as the Successor Servicer shall reasonably request. The Servicer shall allow the Successor Servicer access to the Servicer's officers and employees. To the extent that compliance with this Section 13.1 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest and as shall be satisfactory in form and substance to the Successor Servicer. The Servicer hereby consents to the entry against it of an order for preliminary, temporary or permanent injunctive relief by any court of competent jurisdiction, to ensure compliance by the Servicer with the provisions of this paragraph.

         SECTION 13.2.   Appointment of Successor.
                         ------------------------

         (a)  Appointment.  On  and  after  the  receipt  by the  Servicer  of a
              -----------
Termination Notice pursuant to Section 13.1, or any permitted resignation of the Servicer pursuant to Section 5.17, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, or otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and the Trustee. Upon receipt by the Servicer of a Termination Notice, the Majority Holders shall as promptly as possible after the giving of a Termination Notice appoint a successor servicer (in any case the "Successor Servicer") and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Majority Holders; provided that such appointment shall be subject to the receipt from the Rating Agency of a Rating Confirmation Letter. In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the Servicer ceases to act as

Servicer, the Majority Noteholders shall, petition a court of competent jurisdiction to appoint any established financial institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of receivables similar to the Pledged Contracts or if no such institution is available, other consumer finance receivables, as the Successor Servicer hereunder.

         (b) Duties and Obligations of Successor Servicer. Upon its appointment,
             --------------------------------------------
the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities and duties relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer.

         (c)  Compensation  of  Successor  Servicer.  In  connection  with  such
              -------------------------------------
appointment and assumption, the Trustee may make such arrangements for the compensation of the Successor Servicer out of Collections as it and such Successor Servicer shall agree; provided, however, that no such compensation
                                  ------------------
shall be in excess of the Monthly  Servicing  Fee and Monthly  Excess  Servicing
Fee.

         (d)  Termination  of  Servicer's  Authority.  All  authority  and power
              --------------------------------------
granted to any Successor Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement pursuant to Section 15.1, and shall pass to and be vested in Issuer and, without limitation, Issuer is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights upon termination of this Agreement. The Successor Servicer shall cooperate with Issuer in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Pledged Contracts. The Successor Servicer shall transfer its electronic records relating to the Pledged Contracts to Issuer in such electronic form as Issuer may reasonably request and shall transfer all other records, correspondence and documents relating to the Pledged Contracts to Issuer in the manner and at such times as Issuer shall reasonably request. To the extent that compliance with this Section 13.2 shall require the Successor Servicer to disclose to the information of any kind which the Successor Servicer deems to be confidential, Issuer shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests and as shall be reasonably satisfactory in form and substance to Issuer.

         SECTION 13.3.  Notification to Noteholders.  Upon the occurrence of any
                        ---------------------------
Servicer Default or any event which, with the giving of notice or passage of time or both, would become a Servicer Default, the Servicer shall give prompt written notice thereof to the Trustee, and the Trustee shall give notice to the Noteholders at their respective addresses appearing in the Note Register. Upon any termination or appointment of a Successor Servicer pursuant to this Article XIII, the Trustee shall give prompt written notice thereof to Noteholders at their respective addresses appearing in the Note Register.

         SECTION 13.4.  Waiver of Past  Defaults.  The Majority  Holders may, on
                        ------------------------
behalf of all Holders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

         SECTION 13.5. Certain Matters Affecting the Successor Servicer.  In the
                       ------------------------------------------------
event that a Successor Servicer is appointed hereunder, it shall be entitled to the following rights, remedies, and protections in carrying out its duties as Servicer hereunder: (i) the Successor Servicer shall not be liable for any act or omission in carrying out its duties hereunder except for its own negligence, reckless disregard of its duties, bad faith or misconduct; (ii) the Successor Servicer may rely on and be fully protected in acting or refraining from acting in accordance with any resolution, certificate, letter, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, or other document received by it which it has reason to believe is genuine and signed or presented to it by a proper party; (iii) the Successor Servicer may consult with counsel, and any opinion from such counsel (so long as such counsel is not an employee of the Successor Servicer or an Affiliate of the Successor Servicer) shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Successor Servicer in good faith in accordance with such opinion; and (iv) the Successor Servicer shall not be required to expend or risk its own funds for extraordinary expenses or otherwise incur extraordinary financial liability in the performance of its duties hereunder if it reasonably believes that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (which assurance shall be deemed to have been given by an unsecured indemnity agreement from an Institutional Investor). The reference to extraordinary expenses and liabilities in clause (iv) of the preceding sentence refers to the out-of-pocket costs and expenses, including any attorneys' fees and expenses, incurred in connection with suits against Obligors for the enforcement of Pledged Contracts pursuant to
Section 5.5, together with the risk of any liabilities or counterclaims which could be incurred in connection therewith.


                                   ARTICLE XIV

                                   THE TRUSTEE


         SECTION 14.1. Duties of Trustee.
                       -----------------

         (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. The Trustee is hereby authorized and empowered to make the withdrawals and payments from the Accounts in accordance with the instructions set forth in this Agreement until the termination of this Agreement in accordance with Section 15.1 unless this appointment is earlier terminated pursuant to the terms hereof.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to such requirements. The Trustee shall give prompt written notice to the Noteholders of any material lack of conformity of any such instrument to the applicable requirements of this Agreement discovered by the Trustee.

         (c) Subject to Section 14.1(a) hereof, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own gross negligence, reckless disregard of its duties, bad faith or misconduct; provided,
                                                                       --------
however, that:
-------
                  (i) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer, Responsible Officers or employees of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Majority Holders relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                  (iii) The Trustee shall not be charged with knowledge of any failure by any other party hereto to comply with its obligations hereunder or of the occurrence of any Event of Default or Servicer Default unless a Responsible Officer or employee of the Trustee obtains actual knowledge of such failure based upon receipt of written information or other communication or the Trustee receives written notice of such failure from the Servicer or any Noteholder.

         (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

         (e) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the interests of Issuer in any Contract now existing or hereafter created or to impair the value of any Contract now existing or hereafter created.

         (f) Except as provided in this Agreement, the Trustee shall have no power to dispose of or vary the Collateral.

         (g) In the event that the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Transfer

Agent and Registrar, as the case may be, under this Agreement, the Trustee (if it is not then the Transfer Agent and Registrar) shall be obligated promptly to perform such obligation, duty or agreement in the manner so required.

     SECTION 14.2.  Certain  Matters  Affecting the Trustee.  Except for its own
                    ---------------------------------------
gross negligence, reckless disregard of its duties, bad faith or misconduct:

         (a) the Trustee may rely on and shall be protected from liability to the Issuer and Noteholders in acting on, or in refraining from acting in accord with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, conversation, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed, sent or made by the proper Person or Persons;

         (b) the Trustee may consult with counsel and any advice of counsel (including, without limitation, counsel to Issuer or the Servicer) shall be full and complete authorization and protection from liability to the Issuer and Noteholders in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

         (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Agreement, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby (which, in the case of an Institutional Investor, will be satisfied by an unsecured indemnity agreement); nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of any Servicer Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

         (d) Neither the Trustee nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be liable for any action taken, suffered or omitted to be taken by the Trustee or such Person in good faith and believed by such Person to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, nor for any action taken or omitted to be taken by any other party hereto;

         (e) the Trustee shall not be bound to make any investigation into the facts of matters stated in any Monthly Servicing Report, resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Majority Holders;

         (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder; and

         (g) except as may be required by Section 14.1(b) hereof, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Pledged Contracts for the purpose of establishing the presence or absence of defects, the compliance by the Servicer or Issuer with their respective representations and warranties or for any other purpose.

         SECTION  14.3.  Trustee Not Liable for  Recitals in Notes.  The Trustee
                         -----------------------------------------
assumes no responsibility for the correctness of the recitals contained herein and in the Notes (other than the certificate of authentication on the Notes) or for any statements, representations or warranties made herein by any Person other than the Trustee (except as expressly set forth herein). Except as set forth in Section 14.14, the Trustee makes no representations as to the validity, enforceability or sufficiency of this Agreement or of the Notes (other than the certificate of authentication on the Notes) or of any Pledged Contract or related document. The Trustee shall not be accountable for the use or application of funds properly withdrawn from any Account on the instructions of the Servicer or for the use or application by Issuer of the proceeds of any of the Notes, or for the use or application of any funds paid to Issuer in respect of the Pledged Contracts.

         SECTION  14.4.  Trustee  May  Own  Notes;  Trustee  in  its  Individual
                         -------------------------------------------------------
Capacity.  First Security Bank, National  Association,  in its individual or any
--------
other capacity, may become the owner or pledgee of Notes with the same rights as it would have if it were not the Trustee. First Security Bank, National Association and its Affiliates may generally engage in any kind of business with Issuer, the Servicer or FCI as though First Security Bank, National Association were not acting in such capacity hereunder and without any duty to account therefor. Nothing contained in this Agreement shall limit in any way the ability of First Security Bank, National Association and its Affiliates to act as a trustee or in a similar capacity for other interval ownership and lot contract and installment note financings pursuant to agreements similar to this Agreement.

         SECTION 14.5. Trustee's Fees and Expenses; Indemnification. The Trustee
                       --------------------------------------------
shall be entitled to receive from time to time pursuant to Section 7.3(e) and the Trustee Fee Letter, (a) such compensation as shall be agreed to between Issuer and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder as the Trustee and to be reimbursed for its out-of-pocket expenses (including reasonable attorneys' fees), incurred or paid in establishing, administering and carrying out its duties under this Agreement or the Collateral Agency Agreement, and (b) subject to Section 10.3, Issuer and FAC agree, jointly and severally, to pay, reimburse, indemnify and hold harmless the Trustee (without reimbursement from any Account or otherwise) upon its request for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever (including, without limitation, fees, expenses and disbursements of counsel) which may at any time (including without limitation, at any time following the termination of this Agreement and payment on account of the Notes) be imposed on, incurred by or asserted against the Trustee in any way relating to or arising out of this Agreement, the Collateral Agency Agreement or the transactions contemplated hereby or any action taken or omitted by the Trustee under or in connection with any of the foregoing except for those liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence, reckless disregard of its duties, bad faith or misconduct of the Trustee and except that if the Trustee is appointed Successor Servicer pursuant to Section 13.2, the provisions of this Section 14.5 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer. The agreements in this Section 14.5 shall survive the termination of this Agreement and all amounts payable on account of the Notes.

         SECTION  14.6.  Eligibility   Requirements  for  Trustee.  The  Trustee
                         ----------------------------------------
hereunder (if other than First Security Bank, National Association) shall at all times be an Eligible Institution and a corporation or banking association organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, and such Trustee (including First Security Bank, National Association) shall have a combined capital and surplus of at least $25,000,000 (or, in the case of a successor to the initial Trustee, $100,000,000) and subject to supervision or examination by federal or state authority. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of federal or state supervising or examining authority, then for the purpose of this Section 14.6, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 14.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 14.7.

         SECTION 14.7.  Resignation or Removal of Trustee.
                        ---------------------------------

         (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving 60 days prior written notice thereof to the Issuer, Servicer, the Noteholders and the Rating Agency. Upon receiving such notice of resignation, the Servicer shall promptly arrange to appoint a successor trustee, subject to the approval of the Majority Holders, meeting the requirements of
Section 14.6 and the Servicer shall notify the Trustee and Rating Agency of such appointment by written instrument, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, a successor Trustee shall be appointed by Majority Holders. The successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the Trustee. If no successor Trustee shall have been so appointed by the Servicer or the Noteholders and shall have accepted appointment in the manner hereinafter provided, any Noteholder, on behalf of itself and all others similarly situated, or the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 14.6 hereof and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer or the Majority Holders may remove the Trustee and promptly appoint a successor Trustee by written instrument, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

         (c) At any time the Majority Holders may remove the Trustee and promptly appoint a successor Trustee by written instrument, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

         (d) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 14.7 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 14.8 hereof.

         SECTION 14.8.   Successor Trustee.
                         -----------------

         (a) Any successor Trustee, appointed as provided in Section 14.7 hereof, shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it hereunder; and Issuer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, power, duties and obligations.

         (b) No successor  Trustee shall accept  appointment as provided in this
Section 14.8 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 14.6 hereof.

         (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 14.8, such successor Trustee shall mail notice of such succession hereunder to the Trustee, the Servicer and all Noteholders at their addresses as shown in the Note Register.

         SECTION 14.9. Merger or Consolidation of Trustee. Any Person into which
                       ----------------------------------
the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 14.6 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 14.10.   Appointment of Co-Trustee or Separate Trustee.
                          ---------------------------------------------

         (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Collateral may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part thereof, and, subject to the other provisions of this Section 14.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 14.6 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 14.8 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XIV. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

         (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or a successor trustee.

         SECTION 14.11.  Trustee May Enforce Claims Without Possession of Notes.
                         ------------------------------------------------------
All rights of action and claims under this Agreement or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Noteholders in respect of which such judgment has been obtained.

         SECTION  14.12.  Suits for  Enforcement.  If an Event of  Default  or a
                          ----------------------
Servicer Default shall occur and be continuing, the Trustee, in its discretion, may, subject to the provisions of Article XII and Section 13.1, proceed to protect and enforce its rights and the rights of the Noteholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Noteholders.

         SECTION 14.13.  Rights of Noteholders to Direct  Trustee.  The Majority
                         ----------------------------------------
Holders shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to Section
                                    --------   -------
14.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Noteholders not parties to such direction,  or if the  Trustee  has not  been  offered  reasonable  security  or indemnity,  as  contemplated  by Section  14.2,  by such  Holders;  and provided
                                                                        --------
further, that nothing in this Agreement shall impair the right of the Trustee to
-------
take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Noteholders.

     SECTION  14.14.  Representations  and  Warranties  of Trustee.  The Trustee
                      --------------------------------------------
represents and warrants that:

         (a) The Trustee is a national banking association with trust powers organized, validly existing and in good standing under the laws of the United States of America;

         (b) The Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

         (c) This Agreement has been duly executed and delivered by the Trustee and constitutes the legal, valid and binding agreement of the Trustee enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

         SECTION  14.15.  Maintenance  of Office or  Agency.  The  Trustee  will
                          ---------------------------------
maintain at its expense in the City of Las Vegas, State of Nevada, the City of Salt Lake City, State of Utah, or the City of New York, State of New York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Notes and this Agreement may be served. The Trustee initially appoints the Corporate Trust Office as its office for such purposes in the City of Salt Lake City, Utah. The Trustee will give prompt written notice to the Servicer and to Noteholders of any change in the location of any such office or agency.

         SECTION   14.16.   No  Assessment.   First   Security  Bank,   National
                            --------------
Association's agreement to act as Trustee hereunder shall not constitute or be construed as First Security Bank, National Association's assessment of Issuer's or any Obligor's creditworthiness or a credit analysis of any Contracts.

                                   ARTICLE XV

                                   TERMINATION


         SECTION 15.1. Termination of Agreement.  The respective obligations and
                       ------------------------
responsibilities of Issuer, the Servicer, and the Trustee created hereby (other than the obligation of the Trustee to make payments to Noteholders as hereafter set forth) shall terminate (the "Termination Date"), except with respect to the duties described in Sections 10.2, 10.3 or 10.4, on the day after the Payment Date following the date on which funds shall have been deposited in the Collection Account sufficient to pay the Aggregate Note Principal Balance plus
Note interest accrued through the day preceding such Payment Date; provided that all amounts required to be paid on such Payment Date pursuant to this Agreement, including without limitation pursuant Sections 7.3(a), (d), (e), (l), and (n), shall have been paid.

         SECTION 15.2.   Optional Redemption of Notes.
                         ----------------------------

         (a) Right of  Redemption.  The Issuer may,  prior to the final  Payment
             --------------------
Date, at its option, redeem the Notes in whole, but not in part, by payment of an amount (the "Redemption Price") equal to the Aggregate Note Principal Balance, together with accrued interest thereon to the date on which such redemption occurs, which date shall be a Payment Date (the "Redemption Date"); provided, however, that no such redemption shall occur prior to the first
--------   -------
Payment Date on which the Aggregate Note Principal Balance is less than 10% of the Aggregate Note Principal Balance on the Closing Date.

         (b) Election To Redeem;  Notice to Trustee.  If Issuer elects to redeem
             --------------------------------------
the Notes, it shall, not earlier than 60 nor later than 30 days prior to the Payment Date selected for redemption, deliver notice of such election to the Trustee and the Rating Agency, together with an order directing the Trustee to effect such redemption.

         (c)  Notice  of  Redemption.  Notice  of  redemption  shall be given in
              ----------------------
accordance with Section 16.5 of this Agreement not less than 15 days prior to the Redemption Date, to each Holder of Notes, at its address appearing in the Note Register.

                  Any notice of redemption shall state:

                           (1)      the Redemption Date;

                           (2)      the Redemption Price; and

                           (3) that on the Redemption Date the Redemption  Price
                  will become due and payable on each Note, and that the amount payable on each Note shall be limited to the Redemption Price therefor and that, unless the Issuer shall default in the payment of the Redemption Price, no interest shall accrue on such Redemption Price for any period after the calendar day preceding the Redemption Date.

         Notice of redemption of Notes at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

         (d)  Deposit  of  Redemption  Price.  Not later than the  Business  Day
              ------------------------------
preceding the Redemption Date, the Issuer shall deposit or cause to be deposited with the Trustee in the Collection Account, in accordance with Section 7.3 of this Agreement, an amount of money sufficient to pay the Redemption Price of all the Notes to be redeemed on such date.

         (e) Notes Payable on Redemption Date.  Notice of redemption having been
             --------------------------------
given as aforesaid, the Notes shall, on the Redemption Date, become due and payable at the Redemption Price and on such date (unless the Issuer shall default in the payment of the Redemption Price) the Notes shall cease to bear interest. On the Redemption Date, the Notes shall be paid by the Issuer at the Redemption Price in lieu of any payment required to be made on such date pursuant to Sections 7.3(g), (h), (i) and (k).

         If the Redemption Price of any Note shall not be so paid, the Redemption Price and any accrued interest included in such Redemption Price, shall, until paid, continue to bear interest from the Redemption Date at the Note Rate. In addition, if the Redemption Price of any Note shall not be so paid, the Issuer shall pay the holder of such Note a daily penalty from the date proposed for such redemption until the date on which the Redemption Price is actually paid as consideration for allowing redemption and to compensate the holder for its loss arising from the Issuer's failure to redeem in accordance with its election, such daily penalty to be equal to .00555556% of the principal balance of the Note which the Issuer elected and failed to redeem. Such daily penalty shall be payable on demand or in the absence of demand at the time all principal and accrued interest on the Note is finally paid in full.

         SECTION 15.3.   Final Payment.
                         -------------

         (a) Written notice of any termination shall be given (subject to at least two Business Days' prior notice from the Servicer to the Trustee) by the Trustee to Noteholders and the Rating Agency mailed not later than the 5th day of the month of such final payment (with a copy to the Trustee) specifying (a) the Payment Date (which, in the case of a redemption of the Notes pursuant to Section 15.2, shall be the Redemption Date upon which final payment of the Notes will be made, and (b) the amount of any such final payment. The Trustee shall give such notice to the Transfer Agent and Registrar at the time such notice is given to Noteholders.

         (b) On or after the final Payment Date, upon written request of the Trustee, the Noteholders shall surrender their Notes to the office specified in such request; provided, however, that such surrender shall not be a condition to the receipt of the final payment (or any other payment) in respect of such Notes.

         SECTION 15.4. Defeasance of Notes.  Notwithstanding  anything herein to
                       -------------------
the contrary,  if at any time after Issuer's  delivery of the notice pursuant to
Section 15.2(e), the Issuer shall deposit with the Trustee in the Collection Account funds sufficient to pay all sums of principal and interest due or to become due on all Notes pursuant to Section 15.2(e) and shall pay all costs, charges, and expenses pursuant to Section 15.1 or otherwise incurred or to be incurred by the Trustee in carrying out the provisions of this Agreement, the Trustee, on written request of the Issuer accompanied by an Officer's Certificate and Opinion of Counsel, shall release its liens on the Collateral and assign to Issuer (without recourse, representation or warranty) all right, title and interest of the Trustee in and to the Collateral, and all proceeds thereof, except for the funds in the Collection Account. The Trustee shall invest the funds in the Collection Account only in Permitted Investments. On the Redemption Date, the Trustee shall apply the moneys so deposited in the Collection Account, and earnings thereon, if any, to the payment of all sums due and to become due for principal and interest on the Notes.

         SECTION  15.5.  Release of  Collateral.  Upon the  termination  of this
                         ----------------------
Agreement pursuant to Sections 15.1, 15.2 or 15.3, the Trustee shall release all liens and assign to Issuer (without recourse, representation or warranty) all right, title and interest of the Trustee in and to the Collateral, and all proceeds thereof. The Trustee shall execute and deliver such instruments of assignment, in each case without recourse, as shall be reasonably requested by Issuer to release the security interest of the Trustee in the Collateral.


                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS


         SECTION 16.1.   Amendment.
                         ---------

         (a) This Agreement may be amended from time to time by the Servicer, Issuer and the Trustee with the consent of the Majority Holders and subject to the receipt of a Rating Confirmation Letter, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (i) reduce in any manner the
------------------
amount of, or delay the timing of, principal, interest or other payments which are required to be made on any Note without the consent of the Holder of such Note, (ii) change the definition of the Aggregate Note Principal Balance or Eligible Contract without the consent of each Noteholder, (iii) reduce the percentage of Noteholders required to take or approve any action under this Agreement without the consent of each Noteholder, or (iv) permit the creation of any Lien on the Collateral (other than the Lien of this Agreement) without the consent of each Noteholder.

         (b) Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Noteholder and the Trustee.

         (c) It shall be  necessary  for the consent of  Noteholders  under this
Section 16.1 to approve the particular form of any proposed amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         (d) In determining whether the requisite percentage of Noteholders have concurred in any direction, waiver or consent, Notes owned by the Issuer or an Affiliate of the Issuer shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in making such determination or relying on any such direction, waiver or consent, only Notes which the Trustee knows pursuant to written notice (or in the case of the Issuer, by reference to the Register if the Trustee is also the Registrar) are so owned shall be so disregarded.

         SECTION 16.2.     Reserved.
                           --------

         SECTION 16.3.     Limitation on Rights of Noteholders.
                           -----------------------------------

         (a) The death or incapacity of any Noteholder shall not operate to terminate this Agreement, nor shall such death or incapacity entitle such Noteholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Collateral, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (b) Nothing herein set forth, or contained in the terms of the Notes, shall be construed so as to constitute the Noteholders from time to time as partners or members of an association; nor shall any Noteholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Noteholder (other than a Holder of 100% of the outstanding Notes) shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Noteholder previously shall have given to the Trustee, and unless the Majority Holders shall have made, written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby (which, in the case of an Institutional Investor, will be satisfied by an unsecured indemnity agreement), and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Noteholder with every other Noteholder and the Trustee, that no one or more Noteholder shall have the right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Noteholders of any other of the Notes, or to obtain or seek to obtain priority over or preference to any other such Noteholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Noteholders. For the protection and enforcement of the provisions of this Section 16.3, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION  16.4.  Governing  Law.  This  Agreement  shall be construed in
                         --------------
accordance with the laws of the State of Nevada, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 16.5.  Notices.  All communications and notices hereunder shall
                        -------
be in writing and shall be deemed to have been duly given if personally delivered to, or transmitted by overnight courier, or transmitted by telex or telecopy and confirmed by a mailed writing to, (a) in the case of Issuer, Fairfield Funding Corporation II, 7730 West Sahara, Suite 105, Las Vegas, Nevada 89117, fax number 702-277-3258, Attention: President, or such other address as may hereafter be furnished to the Noteholders, Trustee, Rating Agency, Servicer and Collateral Agent in writing by Issuer, (b) in the case of Servicer, Fairfield Acceptance Corporation--Nevada, 7730 West Sahara, Suite 105, Las Vegas, Nevada 89117, fax number 702-277-3258, Attention: President, or such other address as may hereafter be furnished to the Noteholders, Trustee, Rating Agency, Issuer, FCI and Collateral Agent in writing by Servicer, (c) in the case of Fairfield Communities, Inc., 11001 Executive Center Drive, Little Rock, Arkansas 72211, fax number 501-312-3966, Attention: Robert W. Howeth, or such other address as may be furnished in writing to the Issuer, Servicer, Noteholders, Trustee Rating Agency and Collateral Agent, (d) in the case of the Trustee, First Security Bank, National Association, 79 South Main Street, Salt Lake City, Utah 84111, fax number 801-246-5528, Attention: Corporate Trust Services, or such other address as may be furnished to the Rating Agency, Noteholders, Servicer, FCI, FAC, Issuer or Collateral Agent in writing by the Trustee, (e) in the case of Collateral Agent, BankBoston, N.A., 100 Federal Street, Boston, Massachusetts 02110, fax number 617-434-1533, Attention: Amy Roberts, or such other address as may be furnished in writing to the Noteholders, Trustee, Rating Agency, Issuer, Servicer and FCI by the Collateral Agent, (f) in the case of the Rating Agency, Duff & Phelps Credit Rating Co., 17 State Street, New York, New York, 10004, fax number 212-908-0355, Attention:
Timeshare Asset-Backed Group, or such other address as may be furnished in writing to the Noteholders, Trustee, Issuer, Servicer, FCI and Collateral Agent by the Rating Agency; or (g) in the case of the Noteholders, to the addresses listed on Schedule II to the Purchase Agreements, or such other addresses as may be furnished in writing by any Noteholder to the Trustee, Rating Agency, Issuer, FCI, Servicer, and Collateral Agent.

         All communications and notices pursuant hereto to a Noteholder shall be in writing and shall be deemed to have been duly given if personally delivered to or transmitted by overnight courier, or transmitted by telex or telecopy and confirmed by a mailed writing delivered or mailed at the address shown in the Note Register. Any notice so given within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder receives such notice.

         SECTION 16.6.  Severability  of  Provisions.  If any one or more of the
                        ----------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or rights of the Noteholders thereof.

          SECTION  16.7.  Assignment.  Notwithstanding  anything to the contrary
                          ----------
contained herein, except as provided in Section 13.2, this Agreement may not be assigned by Issuer or the Servicer without the prior consent of Majority Holders.

         SECTION 16.8. Notes  Nonassessable  and Fully Paid. It is the intention
                       ------------------------------------
of Issuer that the Noteholders shall not be personally liable for obligations of Issuer, that the indebtedness represented by the Notes shall be nonassessable for any losses or expenses of Issuer or for any reason whatsoever, and that Notes upon authentication thereof by the Trustee pursuant to Section 9.1 are and shall be deemed fully paid for by the Noteholders.

         SECTION 16.9. Further Assurances. Each of Issuer and the Servicer agree
                       ------------------
to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Pledged Contracts for filing under the provisions of the UCC of any applicable jurisdiction.

         SECTION 16.10. No Waiver;  Cumulative Remedies.  No failure to exercise
                        -------------------------------
and no delay in exercising, on the part of the Trustee or the Noteholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No waiver of any provision hereof shall be effective unless made in writing. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         SECTION 16.11.  Counterparts.  This Agreement may be executed in two or
                         ------------
more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         SECTION 16.12. Third-Party Beneficiaries.  This Agreement will inure to
                        -------------------------
the benefit of and be binding upon the parties hereto, the Noteholders and their respective successors and permitted assigns. Except as otherwise provided in this Article XVI, no other person will have any right or obligation hereunder.

         SECTION 16.13.    Actions by Noteholders.
                           ----------------------

         (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Noteholders, such action, notice or instruction may be taken or given by any Noteholder, unless such provision requires a specific percentage of Noteholders. If, at any time, the request, demand, authorization, direction, consent, waiver or other act of a specific percentage of Noteholders is required pursuant to this Agreement, written notification of the substance thereof shall be furnished to all Noteholders whether such Noteholder's request, demand, authorization, direction, consent, waiver or other act is necessary to meet a specified percentage requirement.

         (b) Any request, demand, authorization, direction, consent, waiver or other act by a Noteholder binds such Noteholder and every subsequent holder of such Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION  16.14.  Merger  and  Integration.  Except  as set forth in the
                          ------------------------
Trustee Fee Letter, and except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and, except as set forth in such Trustee Fee Letter, all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         SECTION  16.15.  No  Bankruptcy  Petition.  Each  of  the  Trustee  and
                          ------------------------
Collateral Agent covenants and agrees that it will not (unless otherwise directed by the Noteholders in the case of the Trustee) institute against Issuer, or join any other person in instituting against Issuer, any Insolvency Proceeding under federal bankruptcy law or under any similar federal or state law.

         SECTION 16.16.  Retention of Successor Servicer. In connection with the
                         -------------------------------
determination by the Majority Holders to appoint a Successor Servicer pursuant to Section 13.2 of this Agreement, the Collateral Agent shall use its reasonable best efforts to identify and locate a successor servicer to act as Successor Servicer hereunder. To the extent the Collateral Agent identifies and appoints a successor servicer to service Contracts pledged to it or its Affiliates under one or more credit facilities or agreements with FCI or FCI's Affiliates (including FRC), Collateral Agent shall also cause, as a condition to such appointment, such successor servicer to accept an appointment as Successor Servicer hereunder upon no less favorable terms and conditions as agreed upon between such successor servicer and Collateral Agent.

          SECTION  16.17.  Headings.  The  headings  herein are for  purposes of
                           --------
reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         IN WITNESS WHEREOF, Issuer, the Servicer, FCI, the Trustee, and the Collateral Agent have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                   FAIRFIELD FUNDING CORPORATION, II
                                    as Issuer


                                   By: /s/Ralph E. Turner
                                      ------------------------------
                                   Title:  President


                                   FAIRFIELD ACCEPTANCE CORPORATION
                                   -- NEVADA
                                   as Servicer


                                   By:/s/Ralph E. Turner
                                      ------------------------------
                                   Title:  President


                                   FAIRFIELD COMMUNITIES, INC.


                                   By: Robert W. Howeth
                                      -----------------------------
                                   Title:  Senior Vice President


                                   FIRST SECURITY BANK, NATIONAL
                                    ASSOCIATION, as Trustee


                                   By:/s/Francine Schartz
                                      -----------------------------
                                   Title: Vice President


                                   BANKBOSTON, N.A.
                                    as Collateral Agent


                                   By:/s/Amy S. Roberts
                                      -----------------------------
                                   Title: Director

                                TABLE OF CONTENTS

         An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of
Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

                              TABLE OF CONTENTS
                                                                           Page
ARTICLE I  DEFINITIONS........................................................1

SECTION 1.1.Definitions.......................................................1

SECTION 1.2.Other Definitional Provisions. ...................................29

ARTICLE II  GRANT OF COLLATERAL...............................................30

SECTION 2.1.Grant and Acceptance of Collateral................................30

SECTION 2.2.Conditions to Closing.............................................30

SECTION 2.3.Reserved..........................................................32

SECTION 2.4.Substitute Contracts from Reinvestment Account....................33

SECTION 2.5.Authentication and Delivery of Notes..............................34

SECTION 2.6.Servicer's Record of Contracts....................................34

SECTION 2.7.Confidentiality...................................................35

SECTION 2.8.Confirmation of Representations and Warranties....................35

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF ISSUER.........................35

SECTION 3.1.Representations and Warranties Regarding Issuer...................35

SECTION 3.2.Representations and Warranties Regarding Each Pledged
                     Contract in the Contract Pool............................41
SECTION 3.3.Representations and Warranties Regarding the Contract Files.......47

SECTION 3.4.Rights of Obligors and Release of Contract Files..................48

SECTION 3.5.Release of Defective Contracts, Defaulted Contracts and
                     Overconcentration Contracts..............................49
SECTION 3.6.Remarketing Obligations...........................................51

SECTION 3.7.Notice of Breach..................................................52

ARTICLE IV  ADDITIONAL COVENANTS OF ISSUER....................................52

SECTION 4.1.Affirmative Covenants.............................................52

SECTION 4.2.Negative Covenants of the Issuer..................................61

ARTICLE V  SERVICING OF CONTRACT POOL.........................................66

SECTION 5.1.Responsibility for Contract Administration........................66

SECTION 5.2.Standard of Care..................................................66

SECTION 5.3.Records...........................................................66

SECTION 5.4.Inspection........................................................66

SECTION 5.5.Enforcement.......................................................67

SECTION 5.6.Trustee to Cooperate..............................................68

SECTION 5.7.Other Matters Relating to the Servicer............................68

SECTION 5.8.Servicer Insurance Coverage.......................................68

SECTION 5.9.Servicing Compensation............................................68

SECTION 5.10. Costs and Expenses..............................................69

SECTION 5.11. Reserved........................................................69

SECTION 5.12. Representations and Warranties of the Servicer..................69

SECTION 5.13. Information.....................................................70

SECTION 5.14. Advances by Servicer............................................70

SECTION 5.15. Additional Covenants of the Servicer............................70

SECTION 5.16. FCI and the Servicer............................................73

SECTION 5.17 The Servicer not to Resign.......................................76

SECTION 5.18. Merger or Consolidation of, or Assumption of the Obligations
               of Servicer....................................................76

SECTION 5.19. Examination of Records..........................................77

ARTICLE VI  REPORTS...........................................................77

SECTION 6.1.Daily Reports.....................................................77

SECTION 6.2.Monthly Reports...................................................78

SECTION 6.3.Certificate of Servicing Officer..................................78

SECTION 6.4.Other Data........................................................78

SECTION 6.5.Annual Servicer's Certificate.....................................78

SECTION 6.6.Annual Report of Accountants......................................78

SECTION 6.7.Reserved..........................................................79

SECTION 6.8.Notices to FAC....................................................79

ARTICLE VII  RIGHTS OF NOTEHOLDERS; ACCOUNTS AND APPLICATION OF FUNDS.........79

SECTION 7.1.Establishment of Accounts.........................................79

SECTION 7.2.Lock-Box Accounts.................................................81

SECTION 7.3.Application of Funds..............................................82

SECTION 7.4.Payment for Substitute Contracts..................................84

SECTION 7.5.Servicer's Failure to Make a Deposit or Payment...................84

SECTION 7.6.Tax Treatment.....................................................84

ARTICLE VIII  PAYMENTS AND REPORTS TO NOTEHOLDERS.............................84

SECTION 8.1.Payments..........................................................84

SECTION 8.2.Monthly and Annual Noteholders' Statement.........................84

SECTION 8.3.Financial Statements..............................................85

ARTICLE IX  THE NOTES.........................................................86

SECTION 9.1.The Notes.........................................................86

SECTION 9.2.Registration of Transfer and Exchange of Notes....................86

SECTION 9.3.Mutilated, Destroyed, Lost or Stolen Notes........................87

SECTION 9.4.Persons Deemed Owners.............................................88

SECTION 9.5.Access to List of Noteholders' Names and Addresses................88

ARTICLE X  INDEMNITIES........................................................88

SECTION 10.1. Liabilities to Obligors.........................................88

SECTION 10.2. Tax Indemnification.............................................88

SECTION 10.3. Servicer's Indemnities..........................................89

SECTION 10.4. FAC's Indemnities...............................................89

SECTION 10.5. Operation of Indemnities........................................89

ARTICLE XI  [RESERVED]........................................................89

ARTICLE XII  EVENTS OF DEFAULT................................................90

SECTION 12.1.Events of Default................................................90

SECTION 12.2.Acceleration of Maturity; Rescission and Annulment...............91

SECTION 12.3.Collection of Indebtedness and Suits for Enforcement by Trustee..91

SECTION 12.4.Trustee May File Proofs of Claim.................................92

SECTION 12.5.Remedies.........................................................93

SECTION 12.6.Optional Preservation of Collateral..............................94

SECTION 12.7.Application of Money Collected During Event of Default...........94

SECTION 12.8.Limitation on Suits by Individual Noteholders....................94

SECTION 12.9.Unconditional Rights of Noteholders to Receive Principal and
              Interest........................................................95

SECTION 12.10.Restoration of Rights and Remedies..............................95

SECTION 12.11.Waiver of Past Defaults.........................................95

SECTION 12.12.Waiver of Stay or Extension Laws................................96

SECTION 12.13.Sale of Collateral..............................................96

SECTION 12.14.Action on Notes.................................................96

SECTION 12.15.Rights of Dissenting Noteholders with Respect to Certain
               Actions........................................................96

ARTICLE XIII  SERVICER DEFAULTS...............................................97

SECTION 13.1.Servicer Defaults................................................97

SECTION 13.2.Appointment of Successor.........................................99

SECTION 13.3.Notification to Noteholders.....................................100

SECTION 13.4.Waiver of Past Defaults.........................................100

SECTION 13.5.Certain Matters Affecting the Successor Servicer................100

ARTICLE XIV THE TRUSTEE......................................................101

SECTION 14.1.Duties of Trustee...............................................101

SECTION 14.2.Certain Matters Affecting the Trustee...........................102

SECTION 14.3.Trustee Not Liable for Recitals in Notes........................103

SECTION 14.4.Trustee May Own Notes; Trustee in its Individual Capacity.......104

SECTION 14.5.Trustee's Fees and Expenses; Indemnification....................104

SECTION 14.6.Eligibility Requirements for Trustee............................104

SECTION 14.7.Resignation or Removal of Trustee...............................105

SECTION 14.8.Successor Trustee...............................................105

SECTION 14.9.Merger or Consolidation of Trustee..............................106

SECTION 14.10.Appointment of Co-Trustee or Separate Trustee..................106

SECTION 14.11.Trustee May Enforce Claims Without Possession of Notes.........107

SECTION 14.12.Suits for Enforcement..........................................107

SECTION 14.13.Rights of Noteholders to Direct Trustee........................107

SECTION 14.14.Representations and Warranties of Trustee......................108

SECTION 14.15.Maintenance of Office or Agency................................108

SECTION 14.16.No Assessment..................................................108

ARTICLE XV  TERMINATION......................................................109

SECTION 15.1.Termination of Agreement........................................109

SECTION 15.2.Optional Redemption of Notes....................................109

SECTION 15.3.Final Payment...................................................110

SECTION 15.4.Defeasance of Notes.............................................110

SECTION 15.5.Release of Collateral...........................................111

ARTICLE XVI  MISCELLANEOUS PROVISIONS........................................111

SECTION 16.1.Amendment.......................................................111

SECTION 16.2.Reserved........................................................112

SECTION 16.3.Limitation on Rights of Noteholders.............................112

SECTION 16.4.Governing Law...................................................112

SECTION 16.5.Notices.........................................................113

SECTION 16.6.Severability of Provisions......................................113

SECTION 16.7.Assignment......................................................114

SECTION 16.8.Notes Nonassessable and Fully Paid..............................114

SECTION 16.9.Further Assurances..............................................114

SECTION 16.10.No Waiver; Cumulative Remedies.................................114

SECTION 16.11.Counterparts...................................................114

SECTION 16.12.Third-Party Beneficiaries......................................114

SECTION 16.13.Actions by Noteholders.........................................114

SECTION 16.14.Merger and Integration.........................................115

SECTION 16.15.No Bankruptcy Petition.........................................115

SECTION 16.16. Retention of Successor Servicer ..............................115

SECTION 16.17.Headings.......................................................115

         An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of
Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

                                                EXHIBITS

   Exhibit "A"       --        Form of Document of Sale and Assignment

   Exhibit "B"       --        Form of Document of Pledge and Assignment

   Exhibit "C"       --        Credit Standards and Collection Policies

   Exhibit "D"       --        List of Closing Documents

   Exhibit "E"       --        FRC Document of Assignment

   Exhibit "F"       --        Forms of Lock Box Agreement and Lock Box Accounts

   Exhibit "G"       --        Form of Note

   Exhibit "H"       --        Form of Remarketing Agreement

   Exhibit "I"       --        Form of Supplemental Grant

   Exhibit "J"       --        Form of Tax Sharing Agreement

   Exhibit "K"       --        Form of Collateral Agent Certificate

   Exhibit "L"       --        Form of Issuer Officer's Certificate

   Exhibit "M"       --        Form of Servicing Officer's Certificate

   Exhibit "N"       --        Form of FAC/FCI Officer's Certificate

   Exhibit "O"       --        Form of Custodian Acknowledgement

   Exhibit "P"       --        [Reserved]

   Exhibit "Q"       --        Forms of Contracts

   Exhibit "R"       --        Certificate of Release

   Exhibit "S"       --        Servicer's Monthly Report

   Exhibit "T"       ---      Servicer's Monthly Certificate

   Exhibit "U"       ---      Settlement Statement

   Exhibit "V"       ---      Form of Transferee Certificate

                                  SCHEDULES

    Schedule 1        --        Contract Schedule

    Schedule 2        --        Developments

    Schedule 3        --        Consents

    Schedule 4        --        [reserved]

    Schedule 5        --        Environmental Matters

    Schedule 6        -        Trustee Fee Letter